As filed with the Securities and Exchange Commission on April 17, 2001
                                                1933   Act   File  No. 002-86489
                                                1940   Act   File  No. 811-03843

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X]
                       Pre-Effective Amendment No. ___                      [  ]
                       Post-Effective Amendment No. 22                      [ X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 22                               [ X]

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
              First Investors New York Insured Tax Free Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

        [ ]    immediately upon filing pursuant to paragraph (b)
        [X]    on May 1, 2001 pursuant to paragraph  (b)
        [ ]    60 days after filing  pursuant to paragraph  (a)(1)
        [ ]    on (date)  pursuant to paragraph  (a)(1)
        [ ]    75 days after  filing  pursuant  to  paragraph  (a)(2)
        [ ]    on (date)  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Combined Prospectus for First Investors New York Insured Tax Free Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, and Insured Tax Exempt Fund II, a series of Executive Investors Trust

Combined Statement of Additional Information for First Investors New York Insured Tax Free Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, and Insured Tax Exempt Fund II, a series of Executive Investors Trust

Part C - Other Information

Signature Page

Exhibits

FIRST INVESTORS LOGO



--------------------------------------------------------------------------------
TAX EXEMPT FUNDS
--------------------------------------------------------------------------------



TAX-EXEMPT MONEY MARKET FUND
INSURED INTERMEDIATE TAX EXEMPT FUND
INSURED TAX EXEMPT FUND
INSURED TAX EXEMPT FUND II


MULTI STATE INSURED TAX FREE FUND

      ARIZONA        MARYLAND        NEW YORK
      CALIFORNIA     MASSACHUSETTS   NORTH CAROLINA
      COLORADO       MICHIGAN        OHIO
      CONNECTICUT    MINNESOTA       OREGON
      FLORIDA        MISSOURI        PENNSYLVANIA
      GEORGIA        NEW JERSEY      VIRGINIA


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.





THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION

FUND DESCRIPTIONS


Tax-Exempt Money Market Fund....................................................
Insured Intermediate Tax Exempt Fund............................................
Insured Tax Exempt Fund.........................................................
Insured Tax Exempt Fund II......................................................
Single State Insured Tax Free Funds.............................................
      Arizona           Maryland         New York
      California        Massachusetts    North Carolina
      Colorado          Michigan         Ohio
      Connecticut       Minnesota        Oregon
      Florida           Missouri         Pennsylvania
      Georgia           New Jersey       Virginia



FUND MANAGEMENT

BUYING AND SELLING SHARES

How and when do the Funds price their shares?...................................
How do I buy shares?............................................................
Which class of shares is best for me?...........................................
How do I sell shares?...........................................................
Can I exchange my shares for the shares of other First Investors Funds?.........

ACCOUNT POLICIES

What about dividends and capital gain distributions.............................
What about taxes?...............................................................
How do I obtain a complete explanation of all account privileges and policies?..

FINANCIAL HIGHLIGHTS


Tax-Exempt Money Market Fund....................................................
Insured Intermediate Tax Exempt Fund............................................
Insured Tax Exempt Fund.........................................................
Insured Tax Exempt Fund II......................................................
Single State Insured Tax Free Funds.............................................

      Arizona           Maryland         New York
      California        Massachusetts    North Carolina
      Colorado          Michigan         Ohio

      Connecticut       Minnesota        Oregon
      Florida           Missouri         Pennsylvania
      Georgia           New Jersey       Virginia

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal securities.

Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.


If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider Insured Intermediate Tax Exempt, Insured Tax Exempt, or Insured Tax Exempt II.


If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our 18 single state insured tax exempt funds. Seventeen of these single state insured tax exempt funds are individual funds within the Multi-State Insured Tax Free Fund. The eighteenth is the New York Insured Tax Free Fund.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:
The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.


Primary Investment Strategies:
The Fund invests in high quality, short-term municipal instruments that the Fund determines present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.


Primary Risks:
While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

The Fund's yield will change daily based upon changes in interest rates and other market conditions.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Who should consider buying the Tax-Exempt Money Market Fund?

The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT, and

ARE SEEKING A CONSERVATIVE INVESTMENT THAT PROVIDES A HIGH DEGREE OF CREDIT QUALITY.

The Fund is generally not appropriate for retirement accounts or investors in low tax brackets.

HOW HAS THE TAX-EXEMPT MONEY MARKET FUND PERFORMED?


The bar chart and table below show you how the Fund's performance has varied from year to year. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses.


--------------------------------------------------------------------------------
                          TAX EXEMPT MONEY MARKET FUND


The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
3.87%   2.36%   1.85%   2.24%   3.24%   2.85%   3.00%   2.77%   2.61%   3.43%
--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 1.04% (for the quarter ended March 31, 1991), and the lowest quarterly return was 0.42% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------


The following table shows the average annual total returns for Class A shares and Class B shares as of December 31, 2000. This table assumes that the maximum contingent deferred sales charge ("CDSC") on Class B shares was paid.


--------------------------------------------------------------------------------
                                                           Inception
                                                        Class B Shares
                     1 Year*   5 Years*  10 Years*         (1/12/95)
--------------------------------------------------------------------------------
Class A Shares         3.43%      2.93%      2.82%            N/A
--------------------------------------------------------------------------------
Class B Shares        (1.34)%     1.74%      N/A              2.01%
--------------------------------------------------------------------------------

*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY MARKET FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        Class A Shares   Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        None            None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*           4.0%**
--------------------------------------------------------------------------------
*A CONTINGENT DEFERRED SALES CHARGE OF $1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHEN SHARES ARE SO ACQUIRED, THE CDSC IMPOSED ON THE OTHER FUND'S CLASS B SHARES CARRIES OVER TO THE FUND'S SHARES. THE CDSC IS 4% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
                                                 Total
                     Distribution               Annual
                     and Service                 Fund
        Management     (12b-1)      Other      Operating     Expense     Net
          Fees          Fees       Expenses    Expenses    Assumption  Expenses
                         (1)         (2)         (3)           (2)       (3)
--------------------------------------------------------------------------------
Class A    0.50%        0.00%      0.59%         1.09%       0.29%       0.80%
Shares

--------------------------------------------------------------------------------
Class B    0.50%        0.75%      0.59%         1.84%       0.29%       1.55%
Shares


--------------------------------------------------------------------------------
(1) BECAUSE THE FUND PAYS RULE 12B-1 FEES ON ITS CLASS B SHARES, LONG-TERM CLASS B SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THERE ARE CURRENTLY NO RULE 12B-1 FEES PAID BY THE FUND ON ITS CLASS A SHARES.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED
OTHER EXPENSES IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                             One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                 $82          $318         $ 573      $1,303
--------------------------------------------------------------------------------
Class B shares                $558          $850        $1,169      $1,938*
================================================================================
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                $ 82          $318        $  573      $1,303
--------------------------------------------------------------------------------
Class B shares                $158          $550        $  969      $1,938*
--------------------------------------------------------------------------------


*Assumes conversion to Class A shares eight years after purchase.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:
The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.


Principal Investment Strategies:
The Fund invests in high quality short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. The Fund invests at least 80% of its total assets in municipal securities which pay interest that is exempt from federal income tax, including the AMT. Municipal securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.


The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than thirteen months, but have demand features which allow the holder to demand payment of principal plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).


Principal Risks:
Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of owning the Tax-Exempt Money Market Fund:

Interest Rate Risk:
Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

Credit Risk:
A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the risk (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

In the case of a money market instrument that is supported by a credit enhancement, the credit quality of the investment depends upon the credit quality of the party which provides the enhancement. The Fund's ability to maintain a stable share price may depend on these credit enhancements, which are not backed by federal deposit insurance.

-------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
-------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary Investment Strategies:


The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund invests primarily in municipal bonds with intermediate maturities. These bonds are generally less volatile but also lower yielding than long-term municipal bonds. Under normal market conditions, the Fund attempts to maintain a portfolio with a dollar-weighted average maturity of between three and ten years.


Primary Risks:


The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile in price than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED INTERMEDIATE TAX EXEMPT FUND?

The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

ARE SEEKING A CONSERVATIVE INVESTMENT WHICH PROVIDES A HIGH DEGREE OF CREDIT QUALITY,

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT, and

ARE SEEKING A HIGHER LEVEL OF TAX EXEMPT INCOME THAN IS AVAILABLE FROM A TAX EXEMPT MONEY MARKET FUND AND ARE WILLING TO ASSUME SOME MARKET VOLATILITY TO ACHIEVE THIS GOAL.

The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE INSURED INTERMEDIATE TAX EXEMPT FUND PERFORMED?


The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                      INSURED INTERMEDIATE TAX EXEMPT FUND

The chart below has the following plot points:


                1994      1995      1996    1997    1998    1999    2000
                -2.05%    13.50%    4.07%   7.68%   6.47%   0.51%   10.11%

--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 5.34% (for the quarter ended March 31, 1995), and the lowest quarterly return was -3.70% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2000. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Lehman Index is a total return performance benchmark for the investment grade tax exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.


--------------------------------------------------------------------------------
                                               Inception          Inception
                                             Class A Shares    Class B Shares
                         1 Year*   5 Years*    (11/22/93)        (1/12/95)
--------------------------------------------------------------------------------
Class A Shares            3.19%     4.36%         4.58%             N/A
--------------------------------------------------------------------------------
Class B Shares            5.16%     4.38%          N/A              5.84%
--------------------------------------------------------------------------------
Lehman Index             11.68%     5.80%         5.97%**           7.68%***
--------------------------------------------------------------------------------


*   THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**  THE  AVERAGE  ANNUAL  TOTAL  RETURN  SHOWN  IS FOR THE  PERIOD  11/30/93  TO
    12/31/00.

*** THE  AVERAGE  ANNUAL  TOTAL  RETURN  SHOWN  IS FOR THE  PERIOD  12/31/94  TO
    12/31/00.


================================================================================

WHAT ARE THE FEES AND EXPENSES OF THE INSURED INTERMEDIATE TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        Class A Shares   Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        6.25%            None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*            4.0%**
--------------------------------------------------------------------------------
*A CONTINGENT DEFERRED SALES CHARGE OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.



Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------
                        Distribution
                            and                     Total       Fee Waivers
                          Service                Annual Fund      and/or
           Management     (12b-1)      Other      Operating       Expense           Net
              Fees         Fees       Expenses    Expenses      Assumptions       Expenses
              (1)           (2)         (3)          (4)          (1),(3)           (4)
---------------------------------------------------------------------------------------

Class A      0.60%          0.25%      0.22%        1.07%          0.32%           0.75%
Shares

Class B      0.60%          1.00%      0.22%        1.82%          0.32%           1.50%
Shares
---------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.40%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.40% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(2) THE MAXIMUM 12B-1 FEE PAYABLE BY THE FUND ON CLASS A SHARES IS 0.30%. BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(3) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.10%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(4) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                 One Year  Three Years    Five Years   Ten Years
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                     $697       $914         $1,149       $1,822
--------------------------------------------------------------------------------
Class B shares                     $553       $841         $1,155       $1,914*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                     $697       $914         $1,149       $1,182
--------------------------------------------------------------------------------
Class B shares                     $153       $541         $  955       $1,914*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED INTERMEDIATE TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.


Principal Investment Strategies:

The Fund invests at least 80% of its total assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in intermediate term municipal bonds, which are generally less volatile in price but offer less yield than longer term bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities. In selecting investments, the Fund considers coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Intermediate Tax Exempt Fund:

Interest Rate Risk:


The market values of municipal securities are affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations. Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds or the share price of the Fund.

Market Risk:

The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading which could produce higher transaction costs and lower total return

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------

OVERVIEW

OBJECTIVE:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."

Primary Risks:


The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND?


The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

ARE SEEKING A RELATIVELY CONSERVATIVE INVESTMENT WHICH PROVIDES A HIGH DEGREE OF CREDIT QUALITY,

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT,

ARE SEEKING A RELATIVELY HIGH LEVEL OF TAX EXEMPT INCOME AND ARE WILLING TO ASSUME A MODERATE DEGREE OF MARKET VOLATILITY TO ACHIEVE THIS GOAL, and

HAVE A LONG-TERM INVESTMENT HORIZON AND ARE ABLE TO RIDE OUT MARKET CYCLES.

The Insured Tax Exempt Fund is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.


The Insured Tax Exempt Fund is currently accepting purchase orders only from existing shareholders and new shareholders who are investing at least $1,000,000.

HOW HAS THE INSURED TAX EXEMPT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                            INSURED TAX EXEMPT FUND

The chart below has the following plot points:


1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
10.26%  8.05%   9.88%  -5.61%  16.01%   2.81%   8.27%   5.62%  -3.63%  11.93%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2000. This table assumes that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.



--------------------------------------------------------------------------------
                                                                  Inception
                                                               Class B Shares
                         1 Year*   5 Years*    10 Years*         (1/12/95)
--------------------------------------------------------------------------------
Class A Shares            4.91%      3.52%       5.48%             N/A
--------------------------------------------------------------------------------
Class B Shares            7.12%      3.78%         N/A            5.65%
--------------------------------------------------------------------------------
Lehman Index             11.68%      5.80%       7.31%            7.68%**
--------------------------------------------------------------------------------


*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     Class A Shares     Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    6.25%                None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None*                4.0%**
--------------------------------------------------------------------------------
*A CONTINGENT DEFERRED SALES CHARGE OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.



Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------
                        Distribution                Total    Fee Waivers
                        and Service              Annual Fund   and/or
           Management     (12b-1)     Other      Operating     Expense           Net
              Fees         Fees       Expenses    Expenses   Assumptions       Expenses
                            (1)                     (2)        (2),(3)           (2)
---------------------------------------------------------------------------------------
Class A       0.71%         0.27%      0.14%      1.12%         0.05%           1.07%
Shares
---------------------------------------------------------------------------------------
Class B       0.71%         1.00%      0.14%      1.85%         0.05%           1.80%
Shares
---------------------------------------------------------------------------------------

(1) THE MAXIMUM 12B-1 FEE PAYABLE BY THE FUND ON CLASS A SHARES IS 0.30%. BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.

(3) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.68%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.66% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                             One Year  Three Years    Five Years   Ten Year
 -------------------------------------------------------------------------------

If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                 $727        $954         $1,199      $1,899
--------------------------------------------------------------------------------
Class B shares                 $583        $877         $1,196      $1,974*

--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                 $727        $954         $1,199      $1,899

--------------------------------------------------------------------------------
Class B shares                 $183        $577           $996      $1,974*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
------ -------------------------------------------------------------------------

WHAT  ARE  THE  INSURED  TAX  EXEMPT  FUND'S  OBJECTIVE,   PRINCIPAL  INVESTMENT
STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.


Principal Investment Strategies:

The Fund invests at least 80% of its total assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities.


The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund:

Interest Rate Risk:


The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.


Credit Risk:


This is the risk that an issuer of municipal bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.


Market Risk:


The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


Derivative Securities Risk:


Because the Fund may invest in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
THE INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------

OVERVIEW

OBJECTIVE:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more.

Primary Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuerS. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE

INSURED TAX EXEMPT FUND II?

The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

ARE SEEKING A RELATIVELY CONSERVATIVE INVESTMENT WHICH PROVIDES A HIGH DEGREE OF CREDIT QUALITY,

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT,

ARE SEEKING A RELATIVELY HIGH LEVEL OF TAX EXEMPT INCOME AND ARE WILLING TO ASSUME A MODERATE DEGREE OF MARKET VOLATILITY TO ACHIEVE THIS GOAL, AND

HAVE A LONG-TERM INVESTMENT HORIZON AND ARE ABLE TO RIDE OUT MARKET CYCLES.

The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities

The Insured Tax Exempt Fund II currently will not accept purchase orders of over $1,000,000.

HOW HAS THE INSURED TAX EXEMPT FUND II PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

Prior to December 18, 2000, the Fund was named the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                              INSURED TAX EXEMPT II

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
13.2%   11.03%  15.74%  -3.95%  20.53%  4.11%   10.3%   7.39%   -1.92%  13.50%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 8.06% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.64% (for the quarter ended March 31, 1994). The fund's past performance does not
necessarily    indicate   how   the   fund   will   perform   in   the   future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Fund's Class A shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2000. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. Prior to December 18, 2000, the sales charge on shares that are now designated as Class A shares was lower. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.


--------------------------------------------------------------------------------
                               1 Year*       5 Years*       10 Years*
--------------------------------------------------------------------------------

Class A Shares                 6.40%          5.17%           8.04%
--------------------------------------------------------------------------------
Class B Shares                  N/A            N/A             N/A
--------------------------------------------------------------------------------
Lehman Index                  11.68%          5.80%           7.31%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      Class A Shares     Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)     6.25%               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                        None*               4.0%**
--------------------------------------------------------------------------------

*A CONTINGENT DEFERRED SALES CHARGE OF 1% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.0% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER 8 YEARS.


Annual Fund operating expenses

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------
                             Distribution               Total     Fee Waivers
                             and Service             Annual Fund    and/or
                Management     (12b-1)      Other     Operating     Expense           Net
                   Fees         Fees       Expenses    Expenses   Assumptions       Expenses
                   (1)          (2)          (3)        (4)       (1),(3),(4)         (4)
--------------------------------------------------------------------------------------------

Class A Shares     1.00%       0.25%       0.29%       1.54%         0.54%           1.00%
--------------------------------------------------------------------------------------------
Class B Shares     1.00%       1.00%       0.29%       2.29%         0.54%           1.75%
--------------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.40%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.55% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(2) PRIOR TO DECEMBER 18, 2000, THE MAXIMUM RULE 12B-1 FEE PAYABLE ON CLASS A SHARES WAS 0 .50%. CURRENTLY, THE MAXIMUM 12B-1 FEE PAYABLE BY THE FUND ON CLASS A SHARES IS 0.30%. THE 12B-1 FEES IN THE TABLE HAVE BEEN RESTATED TO REFLECT CURRENT FEES. BECAUSE THE FUND PAYS 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(3) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 10%. THE ADVISER HAS CONTRACTUALLY AGREED TO ASSUME OTHER EXPENSES IN EXCESS OF .20% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. FOR CLASS B SHARES OTHER EXPENSES ARE ESTIMATED.

(4)THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 One Year  Three Years    Five Years   Ten Year
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                   $721         $1,031        $1,364       $2,302
--------------------------------------------------------------------------------
Class B shares                   $578           $964        $1,376       $2,395*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                   $721         $1,031        $1,364       $2,302
--------------------------------------------------------------------------------
Class B shares                   $178           $664        $1,176       $2,395*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED TAX EXEMPT FUND II'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT municipal securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities. The

Fund may, at times, engage in short term trading in an effort to improve its performance.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund II:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk:

The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

--------------------------------------------------------------------------------
SINGLE STATE INSURED TAX FREE FUNDS
--------------------------------------------------------------------------------


OVERVIEW

Objective:

The New York Insured Tax Free Fund ("New York Fund") and each fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free Funds" or "Funds") seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary Investment Strategies:


Each Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT, as well as any applicable income tax for individual residents of a particular state. Each Fund concentrates its investments in municipal bonds issued by a single state. For example, the New York Fund invests primarily in New York municipal securities, the New Jersey Fund invests primarily in New Jersey municipal securities, and so on. Each Fund, other than the Minnesota Fund, also invests in municipal securities that are issued by U.S. commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. The Minnesota Fund only invests in Minnesota obligations. The Florida Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax. The Funds primarily invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."


Primary Risks:


The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.


AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

WHO SHOULD CONSIDER BUYING A SINGLE STATE INSURED TAX FREE FUND?

A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

ARE SEEKING A RELATIVELY CONSERVATIVE INVESTMENT WHICH PROVIDES A HIGH DEGREE OF CREDIT QUALITY,

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE FEDERAL AMT, AND FROM STATE INCOME TAX FOR INDIVIDUAL RESIDENTS OF A PARTICULAR STATE,

ARE SEEKING A RELATIVELY HIGH LEVEL OF TAX EXEMPT INCOME AND ARE WILLING TO ASSUME A MODERATE DEGREE OF MARKET VOLATILITY, and

HAVE A LONG-TERM INVESTMENT HORIZON AND ARE ABLE TO RIDE OUT MARKET CYCLES.

The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

--------------------------------------------------------------------------------
HOW HAVE THE SINGLE STATE INSURED TAX FREE FUNDS PERFORMED?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares for each of the last ten calendar years, or from year to year over the life of the Fund, if shorter. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2000. The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------

                                    ARIZONA

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
9.49%   10.98%  14.87%  -5.63%  18.41%  3.69%   9.28%   6.17%   -1.88%  10.89%

--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 8.03% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.24% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARIZONA FUND                                                      Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                    3.93%     4.18%      6.70%         N/A
--------------------------------------------------------------------------------
Class B Shares                    5.94%     4.36%      N/A          6.44%
--------------------------------------------------------------------------------
Lehman Index                     11.68%     5.80%      7.31%        7.68%**
--------------------------------------------------------------------------------


*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                   CALIFORNIA

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999   2000
11.26%  9.84%   13.21%  -6.10%  18.16%  3.91%   9.66%   6.31%   -2.88% 13.56%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.28% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.57% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA FUND                                                   Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   6.48%      4.60%     6.76%         N/A
--------------------------------------------------------------------------------
Class B Shares                   8.74%      4.81%      N/A         6.77%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%     7.31%        7.68%**
--------------------------------------------------------------------------------


*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    COLORADO

The chart below has the following plot points:

         1993      1994     1995     1996     1997     1998     1999      2000
         14.14%    -5.77%   18.25%   4.57%    9.37%    6.27%    -2.15%    11.71%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.79% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.51% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLORADO FUND
                                            Inception             Inception
                                          Class A Shares       Class B Shares
                    1 Year*   5 Years*       (5/4/92)             (1/12/95)

Class A Shares      4.70%      4.49%           6.26%                N/A
--------------------------------------------------------------------------------
Class B Shares      6.78%      4.67%             N/A               6.70%
--------------------------------------------------------------------------------
Lehman Index       11.68%      5.80%           6.91%++             7.68%**
--------------------------------------------------------------------------------


++ THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/00.

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                  CONNECTICUT

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999      2000
9.92%   9.49%   14.10%  -6.75%  17.18%  3.37%   8.77%   6.15%   -1.93%    10.45%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONNECTICUT FUND                                                  Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                    3.57%      3.92%     6.16%         N/A
--------------------------------------------------------------------------------
Class B Shares                    5.58%      4.10%      N/A         6.08%
--------------------------------------------------------------------------------
Lehman Index                     11.68%      5.80%     7.31%        7.68%**
--------------------------------------------------------------------------------


*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                     FLORIDA

The chart below has the following plot points:

1991    1992    1993    1994   1995    1996    1997    1998    1999    2000
11.45%  10.67%  14.19%  -5.39% 18.77%  3.34%   9.18%   6.09%   -2.93%  11.61%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLORIDA FUND                                                      Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   4.62%      3.98%     6.76%           N/A
--------------------------------------------------------------------------------
Class B Shares                   6.67%      4.17%      N/A           6.41%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%     7.31%          7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                     GEORGIA

The chart below has the following plot points:

        1993    1994    1995    1996    1997    1998    1999    2000
        15.16%  -4.59%  18.40%  3.94%   10.00%  6.08%   -3.04%  13.61%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.19% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEORGIA FUND                                  Inception      Inception
                                           Class A Shares  Class B Shares
                        1 Year*   5 Years*    (5/1/92)       (1/12/95)

Class A Shares           6.48%      4.60%      6.32%           N/A
------------------------------------------------------------------------
Class B Shares           8.76%      4.80%       N/A          6.83%
------------------------------------------------------------------------
Lehman Index            11.68%      5.80%      6.91%++       7.68%**
------------------------------------------------------------------------

++ THE AVERAGE  ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/00.

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR  YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    MARYLAND

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
8.30%   9.64%   14.62%  -5.59%  17.50%  3.33%   9.59%   6.38%   -2.54%  12.05%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.02% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.79% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARYLAND FUND                                                     Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)



Class A Shares                   5.06%      4.29%      6.40%          N/A
--------------------------------------------------------------------------------
Class B Shares                   7.17%      4.47%       N/A          6.47%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      7.31%         7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                  MASSACHUSETTS

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998   1999    2000
11.45%  9.90%   11.93%  -5.30%  17.07%  2.99%   8.27%   5.33%  -2.39%  11.83%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 6.54% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MASSACHUSETTS FUND                                                Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   4.88%      3.75%      6.21%         N/A
--------------------------------------------------------------------------------
Class B Shares                   6.95%      3.93%       N/A         5.94%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      7.31%        7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    MICHIGAN

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
11.14%  10.59%  14.49%  -6.36%  17.47%  3.37%   9.37%   5.60%   -2.63%  10.96%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.48% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.94% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MICHIGAN FUND                                                     Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   4.02%      3.88%     6.49%          N/A
--------------------------------------------------------------------------------
Class B Shares                   6.03%      4.04%      N/A          6.07%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%     7.31%         7.68%**
--------------------------------------------------------------------------------
*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    MINNESOTA

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
11.00%  9.29%   11.30%  -5.93%  15.68%  3.47%   8.57%   6.23%   -1.65%  11.08%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 6.88% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.56% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINNESOTA FUND

                                                                  Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   4.15%      4.09%     6.01%          N/A
--------------------------------------------------------------------------------
Class B Shares                   6.24%      4.27%      N/A          6.04%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%     7.31%         7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    MISSOURI

The chart below has the following plot points:

                1993    1994    1995    1996    1997    1998    1999    2000
                14.21%  -6.20%  18.55%  3.84%   9.44%   6.59%   -2.02   12.21%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.76% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MISSOURI FUND                                     Inception        Inception
                                                Class A Shares  Class B Shares
                            1 Year*   5 Years*    (5/4/92)         (1/12/95)

Class A Shares               5.16%      4.54%       6.14%            N/A
----------------------------------------------------------------------------
Class B Shares               7.30%      4.71%        N/A            6.77%
----------------------------------------------------------------------------
Lehman Index                11.68%      5.80%       6.91%++         7.68%**
--------------------------------------------------------------------------------

++ THE AVERAGE ANNUAL TOTAL RETURN SHOW IS FOR THE PERIOD 4/30/92 TO 12/31/00.

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                   NEW JERSEY

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999   2000
11.52%  9.74%   13.09%  -5.91%  16.41%  3.09%   8.36%   5.84%   -2.05% 10.41%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 6.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.36 % (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NEW JERSEY FUND                                                   Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   3.51%      3.70%     6.15%          N/A
--------------------------------------------------------------------------------
Class B Shares                   5.51%      3.85%      N/A          5.74%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%     7.31%         7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    NEW YORK

The chart below has the following plot points:

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
10.89%  8.84%   9.82%   -5.03%  15.45%  2.95%   7.82%   5.59%   -3.67%  12.41%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 6.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.28% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW YORK FUND                                                     Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   5.39%      3.53%      5.63%          N/A
--------------------------------------------------------------------------------
Class B Shares                   7.65%      3.82%       N/A          5.58%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      7.31%         7.68%**
--------------------------------------------------------------------------------

* THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                 NORTH CAROLINA

The chart below has the following plot points:

        1993     1994    1995    1996    1997    1998    1999    2000
        13.98%  -6.45%  18.72%  3.68%   9.56%   6.72%   -2.35%  12.45%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.85% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.89% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTH CAROLINA FUND                                  Inception      Inception
                                                   Class A Shares Class B Shares
                                1 Year*   5 Years*   (5/4/92)       (1/12/95)

Class A Shares                   5.43%      4.53%      5.91%          N/A
--------------------------------------------------------------------------------
Class B Shares                   7.63%      4.71%       N/A          6.81%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      6.91%++       7.68%**
--------------------------------------------------------------------------------

++ THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/00.

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                      OHIO

The chart below has the following plot points:

1991    1992     1993    1994    1995    1996    1997    1998    1999    2000
11.51%  9.99%   13.12%  -5.91%  17.34%  4.23%   8.64%   5.26%   -1.77%  11.32%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.29% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.77% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OHIO FUND                                                         Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)


Class A Shares                   4.37%      4.10%      6.47%         N/A
--------------------------------------------------------------------------------
Class B Shares                   6.53%      4.28%       N/A         6.23%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      7.31%        7.68%**
--------------------------------------------------------------------------------

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                     OREGON

The chart below has the following plot points:

        1993    1994    1995    1996    1997    1998    1999    2000
        13.13%  -6.65%  17.99%  3.68%   9.97%   6.29%   -1.95%  11.04%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.85% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OREGON FUND                                         Inception       Inception
                                                  Class A Shares  Class B Shares
                                1 Year*   5 Years*  (5/4/92)       (1/12/95)

Class A Shares                   4.07%      4.35%      5.64%         N/A
--------------------------------------------------------------------------------
Class B Shares                   6.18%      4.51%       N/A         6.54%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      6.91%++      7.68%**
--------------------------------------------------------------------------------

++ THE AVERAGE  ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/00.

*  THE ANNUAL RETURNS ARE BASED UPON CALENDAR  YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                  PENNSYLVANIA

The chart below has the following plot points:

1991    1992   1993    1994    1995   1996    1997    1998    1999    2000
10.24%  9.81%  14.28%  -6.31%  18.29% 3.39%   9.14%   5.23%   -2.24%  11.29%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.90% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PENNSYLVANIA FUND                                                 Inception
                                                                Class B Shares
                                1 Year*   5 Years*  10 Years*      (1/12/95)

Class A Shares                   4.37%      3.90%      6.39%         N/A
--------------------------------------------------------------------------------
Class B Shares                   6.44%      4.08%       N/A         6.25%
--------------------------------------------------------------------------------
Lehman Index                    11.68%      5.80%      7.31%        7.68%**
--------------------------------------------------------------------------------

* THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.


** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.

--------------------------------------------------------------------------------

                                    VIRGINIA

The chart below has the following plot points:

1991     1992    1993    1994    1995   1996    1997    1998     1999    2000
11.31%  10.19%  12.94%  -5.97%  17.42%  3.47%   9.03%   5.69%   -2.62%  11.46%


--------------------------------------------------------------------------------
During the periods shown, the highest quarterly return was 7.01% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.89% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VIRGINIA FUND                                                    Inception
                                                              Class B Shares
                        1 Year*     5 Years*     10 Years*      (1/12/95)

Class A Shares          4.50%        3.94%        6.38%          N/A
--------------------------------------------------------------------------------
Class B Shares          6.64%        4.11%        N/A           6.12%
--------------------------------------------------------------------------------
Lehman Index            11.68%       5.80%        7.31%         7.68%**
--------------------------------------------------------------------------------

* THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/30/94 TO 12/31/00.

WHAT ARE THE FEES AND EXPENSES OF THE SINGLE STATE INSURED TAX FREE FUNDS?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     Class A Shares     Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    6.25%               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None*               4.0%**
--------------------------------------------------------------------------------

*A CONTINGENT DEFERRED SALES CHARGE OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.



Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------
                                                        Total     Fee
                                 Distribution          Annual     Waivers
                                 and Service             Fund     and/or
                    Management     (12b-1)     Other   Operating  Expense         Net
                       Fees         Fees      Expenses Expenses   Assumptions   Expenses
                        (1)          (2)        (3)      (4)      (1), (3), (4)   (4)

-----------------------------------------------------------------------------------------
ARIZONA FUND

Class A Shares         0.75%        0.25%        0.17%    1.17%     0.52%       0.65%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.52%       1.40%
-----------------------------------------------------------------------------------------
CALIFORNIA FUND

Class A Shares         0.75%        0.25%        0.13%    1.13%     0.48%       0.65%
Class B Shares         0.75%        1.00%        0.13%    1.88%     0.48%       1.40%
-----------------------------------------------------------------------------------------
COLORADO FUND

Class A Shares         0.75%        0.25%        0.34%    1.34%     0.84%       0.50%
Class B Shares         0.75%        1.00%        0.34%    2.09%     0.84%       1.25%

-----------------------------------------------------------------------------------------
CONNECTICUT FUND

Class A Shares         0.75%        0.25%        0.19%    1.19%     0.39%       0.80%
Class B Shares         0.75%        1.00%        0.19%    1.94%     0.39%       1.55%
-----------------------------------------------------------------------------------------
FLORIDA FUND

Class A Shares         0.75%        0.25%        0.17%    1.17%     0.37%       0.80%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.37%       1.55%
-----------------------------------------------------------------------------------------
GEORGIA FUND

Class A Shares         0.75%        0.25%        0.15%    1.15%     0.65%       0.50%
Class B Shares         0.75%        1.00%        0.15%    1.90%     0.65%       1.25%
-----------------------------------------------------------------------------------------
MARYLAND FUND

Class A Shares         0.75%        0.25%        0.19%    1.19%     0.54%       0.65%
Class B Shares         0.75%        1.00%        0.19%    1.94%     0.54%       1.40%
-----------------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A Shares         0.75%        0.25%        0.21%    1.21%     0.41%       0.80%
Class B Shares         0.75%        1.00%        0.21%    1.96%     0.41%       1.55%
-----------------------------------------------------------------------------------------
MICHIGAN FUND

Class A Shares         0.75%        0.25%        0.17%    1.17%     0.30%       0.87%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.30%       1.62%
-----------------------------------------------------------------------------------------

                                                                                 57


-----------------------------------------------------------------------------------------
                                                        Total     Fee
                                 Distribution          Annual     Waivers
                                 and Service             Fund     and/or
                    Management     (12b-1)     Other   Operating  Expense         Net
                       Fees         Fees      Expenses Expenses   Assumptions   Expenses
                        (1)          (2)        (3)      (4)      (1), (3), (4)   (4)

-----------------------------------------------------------------------------------------
MINNESOTA FUND

Class A Shares         0.75%        0.25%        0.20%    1.20%     0.70%       0.50%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.70%       1.25%

-----------------------------------------------------------------------------------------
MISSOURI FUND

Class A Shares         0.75%        0.25%        0.44%    1.44%     0.94%       0.50%
Class B Shares         0.75%        1.00%        0.44%    2.19%     0.94%       1.25%

-----------------------------------------------------------------------------------------
NEW JERSEY FUND

Class A Shares         0.75%        0.25%        0.17%    1.17%     0.20%       0.97%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.20%       1.72%

-----------------------------------------------------------------------------------------
NEW YORK FUND

Class A Shares         0.75%        0.27%        0.15%    1.17%     0.15%       1.02%
Class B Shares         0.75%        1.00%        0.15%    1.90%     0.15%       1.75%

-----------------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A Shares         0.75%        0.25%        0.18%    1.18%     0.53%       0.65%
Class B Shares         0.75%        1.00%        0.18%    1.93%     0.53%       1.40%

-----------------------------------------------------------------------------------------
OHIO FUND

Class A Shares         0.75%        0.25%        0.20%    1.20%     0.40%       0.80%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.40%       1.55%

-----------------------------------------------------------------------------------------
OREGON FUND

Class A Shares         0.75%        0.25%        0.27%    1.27%     0.62%       0.65%
Class B Shares         0.75%        1.00%        0.27%    2.02%     0.62%       1.40%

-----------------------------------------------------------------------------------------

58


-----------------------------------------------------------------------------------------
                                                        Total     Fee
                                 Distribution          Annual     Waivers
                                 and Service             Fund     and/or
                    Management     (12b-1)     Other   Operating  Expense         Net
                       Fees         Fees      Expenses Expenses   Assumptions   Expenses
                        (1)          (2)        (3)      (4)      (1), (3), (4)   (4)

--------------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A Shares         0.75%        0.25%        0.17%    1.17%     0.30%       0.87%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.30%       1.62%

--------------------------------------------------------------------------------------
VIRGINIA FUND

Class A Shares         0.75%        0.25%        0.20%    1.20%     0.40%       0.80%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.40%       1.55%
--------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES AS FOLLOWS IN EXCESS OF: 0.35% FOR ARIZONA FUND; 0.35% FOR CALIFORNIA FUND; 0.30% FOR COLORADO FUND; 0.50% FOR CONNECTICUT FUND; 0.50% FOR FLORIDA FUND; 0.30% FOR GEORGIA FUND; 0.35% FOR MARYLAND FUND; 0.50% FOR MASSACHUSETTS FUND; 0.50% FOR MICHIGAN FUND; 0.30% FOR MINNESOTA FUND; 0.30% FOR MISSOURI FUND; 0.60% FOR NEW JERSEY FUND; 0.63% FOR NEW YORK FUND; 0.30% FOR NORTH CAROLINA FUND; 0.50% FOR OHIO FUND; 0.35% FOR OREGON FUND; 0.50% FOR PENNSYLVANIA FUND; AND 0.50% FOR VIRGINIA FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUNDS TO WAIVE MANAGEMENT FEES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 IN EXCESS OF: 0.30% FOR ARIZONA FUND; 0.30% FOR CALIFORNIA FUND; 0.25% FOR COLORADO FUND; 0.45% FOR CONNECTICUT FUND; 0.45% FOR FLORIDA FUND; 0.25% FOR GEORGIA FUND; 0.30% FOR MARYLAND FUND; 0.45% FOR MASSACHUSETTS FUND; 0.45% FOR MICHIGAN FUND; 0.25% FOR MINNESOTA FUND; 0.25% FOR MISSOURI FUND; 0.55% FOR NEW JERSEY FUND; 0.60% FOR NEW YORK FUND; 0.30% FOR NORTH CAROLINA FUND; 0.45% FOR OHIO FUND; 0.30% FOR OREGON FUND; 0.45% FOR PENNSYLVANIA FUND; AND 0.45% FOR VIRGINIA FUND.

(2) BECAUSE EACH FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THE MAXIMUM 12B-1 FEE PAYABLE BY THE FUNDS ON CLASS A SHARES IS 0.30%. THE 12B-1 FEES IN THE TABLE HAVE BEEN RESTATED TO REFLECT CURRENT FEES.

(3) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED OTHER EXPENSES AS FOLLOWS IN EXCESS OF: 0.10% FOR ARIZONA FUND; 0.10% FOR CALIFORNIA FUND; 0.0% FOR COLORADO FUND; 0.10% FOR CONNECTICUT FUND; 0.10% FOR FLORIDA FUND; 0.0% FOR GEORGIA FUND; 0.10% FOR MARYLAND FUND; 0.10% FOR MASSACHUSETTS FUND; 0.0% FOR MINNESOTA FUND; 0.0% FOR MISSOURI FUND; 0.0% FOR NORTH CAROLINA FUND; 0.10% FOR OHIO FUND; 0.10% FOR OREGON FUND; AND 0.10% FOR VIRGINIA FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUNDS TO ASSUME THE OTHER EXPENSES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 IN EXCESS OF: 0.10% FOR ARIZONA FUND; 0.10% FOR CALIFORNIA FUND; 0.0% FOR COLORADO FUND; 0.10% FOR CONNECTICUT FUND; 0.10% FOR FLORIDA FUND; 0.0% FOR GEORGIA FUND; 0.10% FOR MARYLAND FUND; 0.10% FOR MASSACHUSETTS FUND; 0.0% FOR MINNESOTA FUND; 0.0% FOR MISSOURI FUND; 0.10% FOR NORTH CAROLINA FUND; 0.10% FOR OHIO FUND; 0.10% FOR OREGON FUND; AND 0.10% FOR VIRGINIA FUND.

(4) EACH FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                          One        Three         Five         Ten
                          Year       Years         Years       Years

If you redeem your shares:

--------------------------------------------------------------------------------
ARIZONA FUND

Class A shares           $687        $925        $1,181       $1,913
Class B shares           $543        $853        $1,189       $2,005*

--------------------------------------------------------------------------------
CALIFORNIA FUND

Class A shares           $687        $917        $1,165       $1,873
Class B shares           $543        $844        $1,172       $1,965*

--------------------------------------------------------------------------------
COLORADO FUND

Class A shares           $673        $945        $1,238       $2,068
Class B shares           $527        $874        $1,246       $2,161*

--------------------------------------------------------------------------------
CONNECTICUT FUND

Class A shares           $702        $943        $1,203       $1,946
Class B shares           $558        $871        $1,211       $2,038*

--------------------------------------------------------------------------------
FLORIDA FUND

Class A shares           $702        $939        $1,195       $1,926
Class B shares           $558        $867        $1,202       $2,018*

--------------------------------------------------------------------------------
GEORGIA FUND

Class A shares           $673        $907        $1,159       $1,881
Class B shares           $527        $834        $1,166       $1,973*

--------------------------------------------------------------------------------
MARYLAND FUND

Class A shares           $687        $929        $1,190       $1,933
Class B shares           $543        $857        $1,197       $2,025*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          One        Three         Five         Ten
                          Year       Years         Years       Years

If you redeem your shares:

--------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A shares           $702        $947        $1,211       $1,965
Class B shares           $558        $876        $1,219       $2,057*

--------------------------------------------------------------------------------
MICHIGAN FUND

Class A shares           $708        $946        $1,201       $1,932
Class B shares           $565        $874        $1,209       $2,024*

--------------------------------------------------------------------------------
MINNESOTA FUND

Class A shares           $673        $917        $1,180       $1,930
Class B shares           $527        $844        $1,187       $2,023*

--------------------------------------------------------------------------------
MISSOURI FUND

Class A shares           $673        $965        $1,279       $2,165
Class B shares           $527        $895        $1,289       $2,258*

--------------------------------------------------------------------------------
NEW JERSEY FUND

Class A shares           $718        $955        $1,210       $1,940
Class B shares           $575        $884        $1,218       $2,032*

--------------------------------------------------------------------------------
NEW YORK FUND

Class A shares           $723        $959        $1,215       $1,944
Class B shares           $578        $882        $1,213       $2,020*

--------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A shares           $687        $927        $1,185       $1,923
Class B shares           $543        $855        $1,193       $2,015*

--------------------------------------------------------------------------------
OHIO FUND

Class A shares           $702        $945        $1,207       $1,955
Class B shares           $558        $874        $1,215       $2,047*

--------------------------------------------------------------------------------
OREGON FUND

Class A shares           $687        $945        $1,223       $2,012
Class B shares           $543        $874        $1,231       $2,104*

--------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A shares           $708        $946        $1,201       $1,932
Class B shares           $565        $874        $1,209       $2,024*

--------------------------------------------------------------------------------
VIRGINIA FUND

Class A shares           $702        $945        $1,207       $1,955
Class B shares           $558        $874        $1,215       $2,047*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          One        Three         Five         Ten
                          Year       Years         Years       Years

If you do not redeem your shares:

--------------------------------------------------------------------------------
ARIZONA FUND

Class A shares           $687        $925        $1,181       $1,913
Class B shares           $143        $553        $  989       $2,005*

--------------------------------------------------------------------------------
CALIFORNIA FUND

Class A shares           $687        $917        $1,165       $1,873
Class B shares           $143        $544        $  972       $1,965*

--------------------------------------------------------------------------------
COLORADO FUND

Class A shares           $673        $945        $1,238       $2,068
Class B shares           $127        $574        $1,046       $2,161*

--------------------------------------------------------------------------------
CONNECTICUT FUND

Class A shares           $702        $943        $1,203       $1,946
Class B shares           $158        $571        $1,011       $2,038*

--------------------------------------------------------------------------------
FLORIDA FUND

Class A shares           $702        $939        $1,195       $1,926
Class B shares           $158        $567        $1,002       $2,018*

--------------------------------------------------------------------------------
GEORGIA FUND

Class A shares           $673        $907        $1,159       $1,881
Class B shares           $127        $534        $  966       $1,973*

--------------------------------------------------------------------------------
MARYLAND FUND

Class A shares           $687        $929        $1,190       $1,933
Class B shares           $143        $557        $  997       $2,025*

--------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A shares           $702        $947        $1,211       $1,965
Class B shares           $158        $576        $1,019       $2,057*

--------------------------------------------------------------------------------
MICHIGAN FUND

Class A shares           $708        $946        $1,201       $1,932
Class B shares           $165        $574        $1,009       $2,024*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          One        Three         Five         Ten
                          Year       Years         Years       Years

If you do not redeem your shares:

--------------------------------------------------------------------------------
MINNESOTA FUND

Class A shares           $673        $917        $1,180       $1,930
Class B shares           $127        $544        $  987       $2,023*

--------------------------------------------------------------------------------
MISSOURI FUND

Class A shares           $673        $965        $1,279       $2,165
Class B shares           $127        $595        $1,089       $2,258*

--------------------------------------------------------------------------------
NEW JERSEY FUND

Class A shares           $718        $955        $1,210       $1,940
Class B shares           $175        $584        $1,018       $2,032*

--------------------------------------------------------------------------------
NEW YORK FUND

Class A shares           $723        $959        $1,215       $1,944
Class B shares           $178        $582        $1,013       $2,020*

--------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A shares           $687        $927        $1,185       $1,923
Class B shares           $143        $555        $  993       $2,015*

--------------------------------------------------------------------------------
OHIO FUND

Class A shares           $702        $945        $1,207       $1,955
Class B shares           $158        $574        $1,015       $2,047*

--------------------------------------------------------------------------------
OREGON FUND

Class A shares           $687        $945        $1,223       $2,012
Class B shares           $143        $574        $1,031       $2,104*

--------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A shares           $708        $946        $1,201       $1,932
Class B shares           $165        $574        $1,009       $2,024*

--------------------------------------------------------------------------------
VIRGINIA FUND

Class A shares           $702        $945        $1,207       $1,955
Class B shares           $158        $574        $1,015       $2,047*

--------------------------------------------------------------------------------


*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUNDS IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE SINGLE STATE INSURED TAX FREE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

Objectives:

Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities that pay interest that is exempt from federal income tax, including the federal AMT. Municipal securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the New Jersey Fund will invest at least 65% of its assets in New Jersey bonds, and so on. Each Fund, other than the Minnesota Fund, may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. The Minnesota Fund invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While all municipal bonds held by the Funds are insured, not all securities held by the Funds may be insured. In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Funds attempt to invest solely in instruments which are exempt from federal income tax, including the AMT, and the income tax of a particular state, at times it may invest in securities subject to federal and state income tax. No more than 20% of the Fund's assets may be invested in such securities.


The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Single State Insured Tax Free Funds:


Interest Rate Risk:


The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.


Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Concentration Risk:


Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.


Credit Risk:


This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.


Market Risk:


The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.


Derivative Securities Risk:


Because the New York Fund may invest in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund covered by this prospectus. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of each Funds' operations.

For the fiscal year ended December 31, 2000, FIMCO received advisory fees as follows: 0.50% of average daily net assets for Tax-Exempt Money Market; 0.40% of average daily net assets, net of waiver, for Insured Intermediate Tax Exempt Fund; 0.68% of average daily net assets for Insured Tax Exempt Fund; 0.40% of average daily net assets, net of waiver, for Insured Tax Exempt Fund II; 0.61% of average daily net assets, net of waiver, for New York Fund; 0.34% of average daily net assets, net of waiver, for Arizona Fund; 0.40% of average daily net assets, net of waiver, for California Fund; 0.30% of average daily net assets, net of waiver, for Colorado Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.30% of average daily net assets, net of waiver, for Georgia Fund; 0.33% of average daily net assets, net of waiver, for Maryland Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; 0.50% of average daily net assets, net of waiver, for Michigan Fund; 0.30% of average daily net assets, net of waiver, for Minnesota Fund; 0.30% of average daily net assets, net of waiver, for Missouri Fund; 0.60% of average daily net assets, net of waiver, for New Jersey Fund; 0.30% of average daily net assets, net of waiver, for North Carolina Fund; 0.50% of average daily net assets, net of waiver, for Ohio Fund; 0.33% of average daily net assets, net of waiver, for Oregon Fund; 0.50% of average daily net assets, net of waiver, for Pennsylvania Fund; and 0.50% of average daily net assets, net of waiver, for Virginia Fund.

Clark D. Wagner serves as Portfolio Manager of each of the Funds except for the Tax-Exempt Money Market Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. These are referred to as "Trading Days." The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.


To calculate the NAV, each Fund, other than the Tax-Exempt Money Market Fund, first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.


In valuing its assets, each Fund, other than the Tax-Exempt Money Market Fund, uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

The Tax-Exempt Money Market Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?


You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

In the case of all Funds other than the Tax-Exempt Money Market Fund, if we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

In the case of the Tax Exempt-Money Market Fund, your purchase will not be deemed to occur until the Fund receives federal funds for the purchase. Federal funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, N.J. offices. If a check is received in our Woodbridge, N.J. offices after the close of regular trading on the NYSE, the federal funds for the purchase will generally not be received until the morning of the second following Trading Day.


If we receive a wire transfer for a purchase of the Tax-Exempt Money Market Fund prior to 12:00 p.m., E.T., and you have previously advised us that the wire is on the way, federal funds for the purchase will be deemed to have been received on that same day. You must call before 12:00 p.m., E.T., and give us your name, account number, the amount of the wire, and a federal reference number documenting the transfer. If we fail to receive such advance notification, the federal funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the federal wire and your account information.


Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of each Fund, except the Tax-Exempt Money Market Fund, are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. The Tax-Exempt Money Market Fund's Class A shares are sold at NAV without any initial or deferred sales charge.


The Insured Tax Exempt Fund is  currently  accepting  purchase  orders only from
existing   shareholders   and  new  shareholders  who  are  investing  at  least
$1,000,000.

The Insured Tax Exempt Fund II currently will not accept purchase orders of over $1,000,000.

--------------------------------------------------------------------------------
                                 CLASS A SHARES

Your investment           Sales Charge as a percentage of
                       offering price*     net amount invested

--------------------------------------------------------------------------------
Less than $25,000          6.25%                 6.67%
--------------------------------------------------------------------------------
$25,000-$49,999            5.75                  6.10
--------------------------------------------------------------------------------
$50,000-$99,999            5.50                  5.82
--------------------------------------------------------------------------------
$100,000-$249,999          4.50                  4.71
--------------------------------------------------------------------------------
$250,000-$499,999          3.50                  3.63
--------------------------------------------------------------------------------
$500,000-$999,999          2.50                  2.56
--------------------------------------------------------------------------------
$1,000,000 or more            0**                   0
--------------------------------------------------------------------------------

*IF YOU WERE A SHAREHOLDER OF THE INSURED TAX EXEMPT FUND II PRIOR TO DECEMBER 18, 2000, YOU WILL CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES OF THE FUND AT A LOWER SALES CHARGE WHICH WAS THEN IN EFFECT FOR AS LONG AS YOU MAINTAIN YOUR INVESTMENT IN THE FUND--THAT IS, A SALES CHARGE (EXPRESSED AS A PERCENTAGE OF OFFERING PRICE) OF 4.75% ON INVESTMENTS OF LESS THAN $100,000; 3.90% ON INVESTMENTS OF $100,000-$249,999; 2.90% ON INVESTMENTS OF $250,000-499,999; AND 2.40% ON INVESTMENTS OF $500,000-$999,999.

**IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

--------------------------------------------------------------------------------
                                 CLASS B SHARES

Year of Redemption                                  CDSC as a Percentage of
                                             Purchase Price or NAV at Redemption

--------------------------------------------------------------------------------
Within the 1st or 2nd year                                     4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                                     3
--------------------------------------------------------------------------------
In the 5th year                                                2
--------------------------------------------------------------------------------
In the 6th year                                                1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                               0
--------------------------------------------------------------------------------

Class B shares of the Tax-Exempt Money Market Fund are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares.

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.


Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each Fund, except for the Tax-Exempt Money Market Fund, has a separate Rule 12b-1 plan for each class of shares. The Tax-Exempt Money Market Fund has only one plan, which is for its Class B shares. The aforementioned classes of shares pay Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.


FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day a Fund is open for business by:

Contacting your Representative who will place a redemption order for you;

Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;


Telephoning the Special Services Department of ADM at 1-800-342-6221; or


Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

You may also redeem Tax-Exempt Money Market Fund shares by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.


Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).


If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of a Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Tax-Exempt Money Market Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?


To the extent that it has net investment income, each Fund, other than the Tax-Exempt Money Market Fund, will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. The Tax-Exempt Money Market Fund will declare daily and pay monthly dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Tax-Exempt Money Market Fund does not expect to realize any long-term capital gains. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.


Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.


You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.


A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. Generally, dividends paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. For federal income tax purposes, long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions by a Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. For the Tax-Exempt Money Market Fund, if the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
Per Share Data
-------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
1996        $1.00          $.028      $ --            $.028        $.028         $ --          $.028
1997         1.00           .030        --             .030         .030           --           .030
1998         1.00           .027        --             .027         .027           --           .027
1999         1.00           .026        --             .026         .026           --           .026
2000         1.00           .034        --             .034         .034           --           .034
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
1996         1.00           .020        --             .020         .020           --           .020
1997         1.00           .022        --             .022         .022           --           .022
1998         1.00           .018        --             .018         .018           --           .018
1999         1.00           .018        --             .018         .018           --           .018
2000         1.00           .026        --             .026         .026           --           .026
------------ --------- ------------ ----------- ------------ ------------    ---------    ----------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
   $1.00            2.85         $22,888        .70          2.81       1.08          2.43    N/A
    1.00            3.00          18,680        .75          2.95       1.12          2.58    N/A
    1.00            2.77          16,310        .80          2.73       1.19          2.34    N/A
    1.00            2.61          16,478        .80          2.58       1.20          2.18    N/A
    1.00            3.43          17,553        .80          3.38       1.09          3.09    N/A
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
    1.00            2.04              80       1.45          2.06       1.83          1.68    N/A
    1.00            2.20              13       1.50          2.20       1.87          1.83    N/A
    1.00            1.78               1       1.55          1.98       1.94          1.59    N/A
    1.00            1.82               1       1.55          1.83       1.95          1.43    N/A
    1.00            2.66             140       1.55          2.63       1.84          2.34    N/A
--------------- -------------- ------------- ------------ ---------- ------------- -------- --------------


--------------------------------------------------------------------------------
                                                    TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
1996            $5.85         $.290      $(.060)       $.230      $.290           $--        $.290
1997             5.79          .292        .140         .432       .292            --         .292
1998             5.93          .288        .086         .374       .294            --         .294
1999             6.01          .231       (.200)        .031       .231            --         .231
2000             5.81          .254        .318         .572       .252          .030         .282
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
1996             5.85          .235       (.055)        .180       .230            --         .230
1997             5.80          .234        .128         .362       .232            --         .232
1998             5.93          .226        .098         .324       .234            --         .234
1999             6.02          .173       (.202)       (.029)      .171            --         .171
2000             5.82          .208        .315         .523       .202          .031         .233
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
   $5.79          4.07         $7,415        .49          5.05       1.24         4.30        82
    5.93          7.68          7,344        .53          5.02       1.21         4.34        91
    6.01          6.47          8,674        .50          4.80       1.20         4.10       163
    5.81          0.51          8,263        .50          3.88       1.18         3.20       142
    6.10         10.11          9,070        .67          4.32       1.11         3.88        76
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
    5.80          3.17            613       1.49          4.05       1.94         3.60        82
    5.93          6.39            808       1.53          4.02       1.91         3.64        91
    6.02          5.57          1,000       1.50          3.80       1.90         3.40       163
    5.82         (0.50)         1,154       1.50          2.88       1.88         2.50       142
    6.11          9.16          1,506       1.50          3.49       1.81         3.18        76
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------
Per Share Data
-------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------
1996         $10.37       $.510       $(.233)        $.277         $.507         $--          $.507
1997          10.14        .502         .312          .814          .504          --           .504
1998          10.45        .475         .099          .574          .474          --           .474
1999          10.55        .515        (.889)        (.374)         .466          --           .466
2000           9.71        .468         .656         1.124          .504          --           .504
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
1996          10.37        .441        (.242)         .199          .439          --           .439
1997          10.13        .429         .323          .752          .432          --           .432
1998          10.45        .400         .096          .496          .396          --           .396
1999          10.55        .431        (.877)        (.446)         .394          --           .394
2000           9.71        .395         .657         1.052          .432          --           .432
------------ ---------- ------------ ----------- ------------   ----------   ---------- -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $10.14            2.81     $1,252,608        1.14        5.06        N/A        N/A          21
   10.45            8.27      1,191,815        1.14        4.93        N/A        N/A          13
   10.55            5.62      1,118,898        1.11        4.51        N/A        N/A          19
    9.71           (3.63)       958,668        1.12        5.03        N/A        N/A          31
   10.33           11.93        945,502        1.09        4.69        1.12       4.66         27
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   10.13            2.03          3,046        1.83        4.37        N/A        N/A          21
   10.45            7.62          3,460        1.85        4.22        N/A        N/A          13
   10.55            4.83          3,878        1.83        3.79        N/A        N/A          19
    9.71           (4.31)         4,290        1.85        4.30        N/A        N/A          31
   10.33           11.12          4,368        1.82        3.96        1.85       3.93         27
--------------- -------------- ------------- ------------ --------- ---------- --------- -----------


--------------------------------------------------------------------------------
                                                         INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------


Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
1996           $14.04         $.660      $(.100)       $.560      $.670          $.110       $.780
1997            13.82          .670        .710        1.380       .670           .120        .790
1998            14.41          .660        .390        1.050       .660           .240        .900
1999            14.56          .670       (.940)       (.270)      .650           .030        .680
2000*           13.61          .668       1.120        1.788       .681           .417       1.098
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
2000*           14.61          .021        .109         .130       .023           .417        .440

------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------


* PRIOR TO DECEMBER 18, 2000, KNOWN AS EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND. CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 18, 2000.
** CALCULATED WITHOUT SALES CHARGES.
++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.
(a) ANNUALIZED


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $13.82          4.11        $15,408         .75        4.85        1.71         3.89       116
   14.41         10.30         16,193         .75        4.80        1.71         3.84       126
   14.56          7.39         16,909         .80        4.50        1.73         3.57       172
   13.61         (1.92)        15,842         .80        4.72        1.73         3.79       205
   14.30         13.50         15,966         .80        4.78        1.78         3.80       167
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   14.30           .89             52        1.31(a)     4.18(a)     2.84(a)      2.65(a)    167

--------------- ------------ ------------- ------------ -------  ------------   -------- ------------


--------------------------------------------------------------------------------
                                                      INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARIZONA FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Per Share Data
--------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
1996           $13.15       $.664        $(.199)       $.465       $.665          $--          $.665
1997            12.95        .658          .511        1.169        .659           --           .659
1998            13.46        .657          .155         .812        .652           --           .652
1999            13.62        .707         (.955)       (.248)       .662           --           .662
2000            12.71        .644          .698        1.342        .692           --           .692
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
1996            13.15        .565         (.201)        .364        .564           --           .564
1997            12.95        .556          .500        1.056        .556           --           .556
1998            13.45        .549          .155         .704        .544           --           .544
1999            13.61        .603         (.948)       (.345)       .555           --           .555
2000            12.71        .541          .690        1.231        .591           --           .591
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.95            3.69          $8,383       .53        5.17        1.23         4.47          27
   13.46            9.28           9,691       .50        5.03        1.16         4.37          24
   13.62            6.17          10,873       .50        4.88        1.13         4.25          50
   12.71           (1.88)         11,746       .50        5.37        1.15         4.72          62
   13.36           10.89          14,785       .60        5.01        1.12         4.49          42
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.95            2.89             289      1.33        4.37        2.03         3.67          27
   13.45            8.36             437      1.30        4.23        1.96         3.57          24
   13.61            5.33             489      1.30        4.08        1.93         3.45          50
   12.71           (2.60)            508      1.30        4.57        1.95         3.92          62
   13.35            9.94             823      1.40        4.21        1.92         3.69          42
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                    ARIZONA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Per Share Data
--------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996           $11.96        $.576      $(.128)       $.448       $.575         $.073        $.648
 1997            11.76         .569        .534        1.103        .570          .173         .743
 1998            12.12         .558        .190         .748        .554          .114         .668
 1999            12.20         .609       (.952)       (.343)       .558          .019         .577
 2000            11.28         .571        .916        1.487        .600          .157         .757
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996            11.95         .486       (.123)        .363        .480          .073         .553
 1997            11.76         .476        .532        1.008        .475          .173         .648
 1998            12.12         .458        .184         .642        .458          .114         .572
 1999            12.19         .511       (.949)       (.438)       .463          .019         .482
 2000            11.27         .469        .933        1.402        .505          .157         .662
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $11.76            3.91         $15,558       .84         4.93       1.19         4.58          30
   12.12            9.66          15,601       .80         4.80       1.16         4.44          46
   12.20            6.31          14,614       .80         4.59       1.17         4.22          79
   11.28           (2.88)         13,383       .80         5.15       1.17         4.79          49
   12.01           13.56          14,765       .70         4.94       1.08         4.56          50
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   11.76            3.16             114      1.63         4.14       1.98         3.79          30
   12.12            8.79             220      1.60         4.00       1.96         3.64          46
   12.19            5.40             479      1.60         3.79       1.97         3.42          79
   11.27           (3.67)            483      1.60         4.35       1.97         3.99          49
   12.01           12.74             692      1.50         4.14       1.88         3.76          50
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------



--------------------------------------------------------------------------------
                                                                 CALIFORNIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLORADO FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Per Share Data
--------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $12.58         $.642      $(.089)      $ .553       $.643        $--          $.643
 1997           12.49          .638        .498        1.136        .636         --           .636
 1998           12.99          .644        .152         .796        .636         --           .636
 1999           13.15          .634       (.907)       (.273)       .637         --           .637
 2000           12.24          .640        .752        1.392        .642         --           .642
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           12.58          .547       (.100)        .447        .547         --           .547
 1997           12.48          .539        .501        1.040        .540         --           .540
 1998           12.98          .538        .160         .698        .528         --           .528
 1999           13.15          .534       (.914)       (.380)       .530         --           .530
 2000           12.24          .546        .740        1.286        .546         --           .546
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)

----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.49            4.57          $3,466       .38        5.20        1.40         4.17        20
   12.99            9.37           3,424       .40        5.07        1.29         4.18        39
   13.15            6.27           3,571       .40        4.96        1.26         4.10        25
   12.24           (2.15)          4,068       .47        4.99        1.28         4.18        40
   12.99           11.71           5,139       .50        5.14        1.29         4.35        46
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.48            3.68             241      1.19        4.39        2.21         3.36        20
   12.98            8.55             370      1.20        4.27        2.09         3.38        39
   13.15            5.48             374      1.20        4.16        2.06         3.30        25
   12.24           (2.96)            372      1.27        4.19        2.08         3.38        40
   12.98           10.78             297      1.30        4.34        2.09         3.55        46
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                   COLORADO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONNECTICUT FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $12.90          $.619       $(.202)      $.417        $.617       $--           $.617
 1997           12.70           .613         .471       1.084         .614        --            .614
 1998           13.17           .607         .186        .793         .603        --            .603
 1999           13.36           .651        (.902)      (.251)        .619        --            .619
 2000           12.49           .615         .653       1.268         .648        --            .648
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           12.90           .522        (.204)       .318         .518        --            .518
 1997           12.70           .516         .470        .986         .516        --            .516
 1998           13.17           .500         .176        .676         .496        --            .496
 1999           13.35           .552        (.901)      (.349)        .511        --            .511
 2000           12.49           .515         .652       1.167         .547        --            .547
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  CLASS A

  $12.70            3.37         $15,203       .81        4.92        1.23         4.50        15
   13.17            8.77          16,151       .80        4.78        1.17         4.41        14
   13.36            6.15          17,434       .80        4.58        1.16         4.22        25
   12.49           (1.93)         17,903       .80        5.04        1.15         4.69        47
   13.11           10.45          19,952       .80        5.40        1.14         5.06        18
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   12.70            2.57           1,505      1.61        4.12        2.02         3.71        15
   13.17            7.95           2,891      1.60        3.98        1.97         3.61        14
   13.35            5.22           3,484      1.60        3.78        1.96         3.42        25
   12.49           (2.67)          3,205      1.60        4.24        1.95         3.89        47
   13.11            9.58           3,539      1.60        4.60        1.94         4.26        18
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                                CONNECTICUT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLORIDA FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $13.31         $.623       $(.198)      $.425       $.625          $--         $.625
 1997           13.11          .624         .547       1.171        .624          .037         .661
 1998           13.62          .616         .195        .811        .613          .068         .681
 1999           13.75          .679       (1.074)      (.395)       .625           --          .625
 2000           12.73          .621         .812       1.433        .672          .111         .783
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           13.31          .530        (.204)       .326        .526           --          .526
 1997           13.11          .531         .552       1.083        .526          .037         .563
 1998           13.63          .507         .186        .693        .505          .068         .573
 1999           13.75          .572       (1.065)      (.493)       .517           --          .517
 2000           12.74          .516         .808       1.324        .573          .111         .684
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
  CLASS A
-----------------------------------------------------------------------------------------------------------
  $13.11            3.34         $23,299       .83        4.80         1.16        4.47        55
   13.62            9.18          23,840       .80        4.71         1.11        4.40        19
   13.75            6.09          25,873       .80        4.50         1.10        4.20        44
   12.73           (2.93)         23,729       .80        5.12         1.12        4.80        68
   13.38           11.61          25,823       .80        4.81         1.12        4.49        59
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   13.11            2.56             549      1.62        4.01         1.95        3.68        55
   13.63            8.38             837      1.60        3.91         1.91        3.60        19
   13.75            5.19             858      1.60        3.70         1.90        3.40        44
   12.74           (3.65)            789      1.60        4.32         1.92        4.00        68
   13.38           10.67             923      1.60        4.01         1.92        3.69        59
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                    FLORIDA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEORGIA FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $12.72          $.639       $(.161)     $ .478        $.648       $--           $.648
 1997           12.55           .639         .578       1.217         .637        --            .637
 1998           13.13           .645         .135        .780         .640        --            .640
 1999           13.27           .633       (1.025)      (.392)        .638        --            .638
 2000           12.24           .632         .988       1.620         .630        --            .630
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           12.71           .563        (.183)       .380         .550        --            .550
 1997           12.54           .524         .584       1.108         .538        --            .538
 1998           13.11           .539         .133        .672         .532        --            .532
 1999           13.25           .540       (1.029)      (.489)        .531        --            .531
 2000           12.23           .524         .999       1.523         .533        --            .533
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
  CLASS A
-----------------------------------------------------------------------------------------------------------
  $12.55            3.94          $3,269       .38         5.17        1.44         4.11       37
   13.13           10.00           3,152       .40         5.03        1.33         4.10       21
   13.27            6.08           3,162       .40         4.92        1.20         4.12       36
   12.24           (3.04)          5,527       .48         4.99        1.19         4.28       57
   13.23           13.61           6,278       .50         5.03        1.10         4.43       40
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   12.54            3.13             151      1.19         4.36        2.25         3.30       37
   13.11            9.07             203      1.20         4.23        2.13         3.30       21
   13.25            5.23             250      1.20         4.12        2.00         3.32       36
   12.23           (3.78)            296      1.28         4.19        1.99         3.48       57
   13.22           12.76             566      1.30         4.23        1.90         3.63       40
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                                    GEORGIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARYLAND FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $13.12       $.650        $(.235)       $.415       $.655         $--          $.655
 1997           12.88        .652          .549        1.201        .651          --           .651
 1998           13.43        .651          .186         .837        .647          --           .647
 1999           13.62        .658         (.994)       (.336)       .654          --           .654
 2000           12.63        .626          .854        1.480        .630          --           .630
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           13.12        .555         (.249)        .306        .556          --           .556
 1997           12.87        .551          .556        1.107        .547          --           .547
 1998           13.43        .543          .186         .729        .539          --           .539
 1999           13.62        .551         (.995)       (.444)       .546          --           .546
 2000           12.63        .522          .856        1.378        .528          --           .528
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
  CLASS A
-----------------------------------------------------------------------------------------------------------
  $12.88            3.33         $10,118       .51        5.10        1.24         4.37        13
   13.43            9.59          10,705       .50        5.01        1.18         4.33        35
   13.62            6.38          11,280       .50        4.84        1.16         4.18        33
   12.63           (2.54)         12,579       .50        5.00        1.15         4.35        44
   13.48           12.05          14,580       .60        4.86        1.14         4.32        35
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   12.87            2.45           1,021      1.31        4.30        2.05         3.57        13
   13.43            8.81           1,782      1.30        4.21        1.98         3.53        35
   13.62            5.54           2,215      1.30        4.04        1.96         3.38        33
   12.63           (3.33)          2,718      1.30        4.20        1.95         3.55        44
   13.48           11.17           3,328      1.40        4.06        1.94         3.52        35
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                   MARYLAND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MASSACHUSETTS FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $12.22         $.603      $(.256)     $  .347       $.602         $.045       $.647
 1997           11.92          .601        .356         .957        .603          .074        .677
 1998           12.20          .586        .049         .635        .578          .237        .815
 1999           12.02          .609       (.887)       (.278)       .572           --         .572
 2000           11.17          .559        .721        1.280        .600           --         .600
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           12.21          .514       (.263)        .251        .506          .045         .551
 1997           11.91          .508        .353         .861        .507          .074         .581
 1998           12.19          .488        .061         .549        .482          .237         .719
 1999           12.02          .520       (.894)       (.374)       .476           --          .476
 2000           11.17          .466        .723        1.189        .509           --          .509
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
  CLASS A
-----------------------------------------------------------------------------------------------------------
  $11.92            2.99         $22,543      .86         5.08        1.18         4.76        45
   12.20            8.27          22,852      .80         5.01        1.15         4.66        28
   12.02            5.33          22,421      .80         4.82        1.15         4.47        49
   11.17           (2.39)         20,507      .80         5.20        1.15         4.85        32
   11.85           11.83          22,674      .80         4.95        1.16         4.59        38
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   11.91            2.16             519     1.66         4.28        1.98         3.96        45
   12.19            7.41             783     1.60         4.21        1.95         3.86        28
   12.02            4.60           1,426     1.60         4.02        1.95         3.67        49
   11.17           (3.19)          1,177     1.60         4.40        1.95         4.05        32
   11.85           10.95           1,530     1.60         4.15        1.96         3.79        38
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                              MASSACHUSETTS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MICHIGAN FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $12.80       $.627        $(.215)       $.412       $.631         $.011       $.642
 1997           12.57        .610          .535        1.145        .609          .046        .655
 1998           13.06        .591          .124         .715        .589          .096        .685
 1999           13.09        .603         (.938)       (.335)       .595           --         .595
 2000           12.16        .612          .683        1.295        .606          .119        .725
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           12.80        .534         (.229)        .305        .534          .011        .545
 1997           12.56        .511          .536        1.047        .511          .046        .557
 1998           13.05        .484          .123         .607        .481          .096        .577
 1999           13.08        .502         (.930)       (.428)       .492           --         .492
 2000           12.16        .509          .681        1.190        .511          .119        .630
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
-----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
-----------------------------------------------------------------------------------------------------------
  CLASS A
-----------------------------------------------------------------------------------------------------------
  $12.57            3.37         $36,928       .88        5.03        1.13         4.78        43
   13.06            9.37          39,581       .87        4.80        1.12         4.55        32
   13.09            5.60          39,061       .89        4.51        1.13         4.27        20
   12.16           (2.63)         36,506       .87        4.74        1.12         4.49        21
   12.73           10.96          36,367       .87        4.94        1.12         4.69        23
-----------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------
   12.56            2.49             724      1.69        4.22        1.94         3.97        43
   13.05            8.54           1,018      1.67        4.00        1.92         3.75        32
   13.08            4.73           1,032      1.69        3.71        1.93         3.47        20
   12.16           (3.34)            895      1.67        3.94        1.92         3.69        21
   12.72           10.03           1,088      1.67        4.14        1.92         3.89        23
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                                   MICHIGAN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINNESOTA FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
 1996          $11.50       $.592      $(.210)         $.382       $.592          $--         $.592
 1997           11.29        .599        .340           .939        .599           --          .599
 1998           11.63        .592        .116           .708        .588           --          .588
 1999           11.75        .597       (.785)         (.188)       .582           --          .582
 2000           10.98        .581        .600          1.181        .591           --          .591
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
 1996           11.50        .493       (.205)          .288        .498           --          .498
 1997           11.29        .508        .341           .849        .509           --          .509
 1998           11.63        .498        .114           .612        .492           --          .492
 1999           11.75        .499       (.781)         (.282)       .488           --          .488
 2000           10.98        .492        .604          1.096        .506           --          .506
------------ ------------- ---------- ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $11.29            3.47        $8,304        .56        5.27        1.31         4.52        49
   11.63            8.57         8,231        .50        5.27        1.21         4.56        15
   11.75            6.23         8,346        .50        5.08        1.23         4.35        22
   10.98           (1.65)        8,363        .50        5.26        1.25         4.51        23
   11.57           11.08         8,606        .50        5.21        1.15         4.56        32
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   11.29            2.61            41       1.40        4.44        2.14         3.69        49
   11.63            7.71            44       1.30        4.47        2.01         3.76        15
   11.75            5.37            47       1.30        4.28        2.03         3.55        22
   10.98           (2.46)           83       1.30        4.46        2.05         3.71        23
   11.57           10.24            96       1.30        4.41        1.95         3.76        32
--------------- -------------- ---------- ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                                  MINNESOTA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MISSOURI FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $12.47       $.637      $(.180)        $.457        $.637         $--          $.637
 1997           12.29        .638        .490         1.128         .638          --           .638
 1998           12.78        .634        .188          .822         .632          --           .632
 1999           12.97        .650       (.904)        (.254)        .626          --           .626
 2000           12.09        .618        .814         1.432         .642          --           .642
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           12.48        .538       (.189)         .349         .539          --           .539
 1997           12.29        .537        .494         1.031         .541          --           .541
 1998           12.78        .528        .187          .715         .525          --           .525
 1999           12.97        .553       (.905)        (.352)        .518          --           .518
 2000           12.10        .520        .812         1.332         .552          --           .552
------------ ------------- ---------- ---------- ------------ ------------ ------------ -------------


** CALCULATED WITHOUT SALES CHARGES.


++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.29          3.84          $1,925       .38        5.24        1.69         3.93        15
   12.78          9.44           1,798       .40        5.13        1.46         4.07        12
   12.97          6.59           2,087       .40        4.97        1.30         4.07        17
   12.09         (2.02)          2,471       .47        5.20        1.50         4.17        66
   12.88         12.21           3,344       .50        5.04        1.39         4.15        35
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.29          2.93              36      1.24        4.38        2.55         3.07        15
   12.78          8.60             117      1.20        4.33        2.26         3.27        12
   12.97          5.71             172      1.20        4.17        2.10         3.27        17
   12.10         (2.78)            210      1.27        4.40        2.30         3.37        66
   12.88         11.30             251      1.30        4.24        2.19         3.35        35
--------------- ------------ ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                                   MISSOURI FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW JERSEY FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $13.25       $.636        $(.245)       $.391       $.636         $.015        $.651
 1997           12.99        .630          .427        1.057        .629          .118         .747
 1998           13.30        .606          .153         .759        .607          .142         .749
 1999           13.31        .653         (.919)       (.266)       .594           --          .594
 2000           12.45        .609          .650        1.259        .629           --          .629
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           13.24        .533         (.253)        .280        .535          .015         .550
 1997           12.97        .525          .433         .958        .530          .118         .648
 1998           13.28        .498          .153         .651        .499          .142         .641
 1999           13.29        .537         (.909)       (.372)       .488           --          .488
 2000           12.43        .504          .649        1.153        .533           --          .533
------------ ------------- ------------ ----------- ------------ ------------ ------------ ------------

** CALCULATED WITHOUT SALES CHARGES.


++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.99          3.09         $58,823       .98        4.92        1.13         4.77        35
   13.30          8.36          59,243       .96        4.81        1.11         4.66        22
   13.31          5.84          60,585       .97        4.53        1.11         4.39        27
   12.45         (2.05)         52,846       .97        5.02        1.12         4.87        52
   13.08         10.41          54,051       .97        4.80        1.12         4.65        41
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.97          2.22           1,603      1.78        4.12        1.93         3.97        35
   13.28          7.56           2,011      1.76        4.01        1.91         3.86        22
   13.29          5.00           2,562      1.77        3.73        1.91         3.59        27
   12.43         (2.85)          3,338      1.77        4.22        1.92         4.07        52
   13.05          9.51           3,799      1.77        4.00        1.92         3.85        41
--------------- ----------   ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                 NEW JERSEY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW YORK FUND
--------------------------------------------------------------------------------



Per Share Data
------------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------
1996            $14.93      $.719        $(.298)       $.421       $.720         $.091       $.811
1997             14.54       .709          .395        1.104        .708          .076        .784
1998             14.86       .674          .137         .811        .676          .145        .821
1999             14.85       .718        (1.249)       (.531)       .659           --         .659
2000             13.66       .646         1.000        1.646        .696           --         .696
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
1996             14.93       .617         (.306)        .311        .620          .091        .711
1997             14.53       .608          .406        1.014        .608          .076        .684
1998             14.86       .569          .134         .703        .568          .145        .713
1999             14.85       .618        (1.250)       (.632)       .558           --         .558
2000             13.66       .557          .994        1.551        .601           --         .601
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $14.54            2.95        $203,496      1.23        4.93         N/A          N/A          53
   14.86            7.82         195,273      1.17        4.86        1.22         4.81          24
   14.85            5.59         187,544      1.12        4.54        1.22         4.44          44
   13.66           (3.67)        164,622      1.09        4.99        1.21         4.87          55
   14.61           12.41         167,877      1.06        4.62        1.20         4.48          20
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   14.53            2.18           2,242      1.93        4.23         N/A          N/A          53
   14.86            7.16           3,602      1.87        4.16        1.92         4.11          24
   14.85            4.84           5,271      1.82        3.84        1.92         3.74          44
   13.66           (4.34)          4,734      1.79        4.29        1.91         4.17          55
   14.61           11.65           4,509      1.76        3.92        1.90         3.78          20
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                   NEW YORK FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTH CAROLINA FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $12.29         $.590      $(.159)       $.431       $.591         $--          $.591
 1997           12.13          .597        .530        1.127        .597          --           .597
 1998           12.66          .593        .239         .832        .592          --           .592
 1999           12.90          .606       (.900)       (.294)       .596          --           .596
 2000           12.01          .595         .859       1.454        .604          --           .604
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           12.29          .496       (.161)        .335        .495          --           .495
 1997           12.13          .497        .534        1.031        .501          --           .501
 1998           12.66          .491        .233         .724        .484          --           .484
 1999           12.90          .490       (.891)       (.401)       .489          --           .489
 2000           12.01          .497         .867       1.364        .504          --           .504
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.13          3.68         $5,822       .38         4.94        1.31         4.02        43
   12.66          9.56          6,697       .40         4.87        1.23         4.04        30
   12.90          6.72          8,297       .40         4.68        1.13         3.95        54
   12.01         (2.35)         8,978       .48         4.84        1.24         4.08        47
   12.86         12.45         10,723       .50         4.86        1.13         4.23        42
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.13          2.85            134      1.20         4.12        2.12         3.20        43
   12.66          8.71            185      1.20         4.07        2.03         3.24        30
   12.90          5.83            246      1.20         3.88        1.93         3.15        54
   12.01         (3.18)           596      1.28         4.04        2.04         3.28        47
   12.87         11.63          1,566      1.30         4.06        1.93         3.43        42
--------------- ------------ ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                             NORTH CAROLINA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OHIO FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $12.51       $.605      $(.097)         $.508       $.609         $.059        $.668
 1997           12.35        .607        .430          1.037        .606          .071         .677
 1998           12.71        .614        .040           .654        .597          .067         .664
 1999           12.70        .636       (.853)         (.217)       .603           --          .603
 2000           11.88        .594        .710          1.304        .636          .088         .724
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           12.51        .507       (.095)          .412        .513          .059         .572
 1997           12.35        .507        .424           .931        .510          .071         .581
 1998           12.70        .495        .061           .556        .489          .067         .556
 1999           12.70        .529       (.850)         (.321)       .499           --          .499
 2000           11.88        .495        .723          1.218        .540          .088         .628
------------ ------------- ---------- -----------   ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.35          4.23         $20,123       .86        4.95        1.19         4.62        33
   12.71          8.64          19,308       .80        4.88        1.18         4.50        25
   12.70          5.26          19,767       .80        4.83        1.19         4.44        34
   11.88         (1.77)         18,574       .80        5.15        1.17         4.78        48
   12.46         11.32          19,327       .80        4.92        1.15         4.57        35
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.35          3.43             279      1.66        4.15        1.99         3.82        33
   12.70          7.73             335      1.60        4.08        1.98         3.70        25
   12.70          4.46             403      1.60        4.03        1.99         3.64        34
   11.88         (2.59)            640      1.60        4.35        1.97         3.98        48
   12.47         10.53             972      1.60        4.12        1.95         3.77        35
--------------- ------------ ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                       OHIO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OREGON FUND
--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $12.16       $.589        $(.161)       $.428       $.588         $--         $.588
 1997           12.00        .582          .582        1.164        .584          --          .584
 1998           12.58        .582          .191         .773        .583          --          .583
 1999           12.77        .585         (.828)       (.243)       .577          --          .577
 2000           11.95        .593          .689        1.282        .602          --          .602
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           12.15        .495         (.161)        .334        .494          --          .494
 1997           11.99        .485          .573        1.058        .488          --          .488
 1998           12.56        .480          .204         .684        .484          --          .484
 1999           12.76        .489         (.846)       (.357)       .473          --          .473
 2000           11.93        .497          .688        1.185        .505          --          .505
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.00            3.68          $9,917       .46        4.97        1.26         4.16        21
   12.58            9.97          11,800       .50        4.78        1.20         4.11        32
   12.77            6.29          13,038       .50        4.62        1.20         3.92        27
   11.95           (1.95)         12,389       .50        4.72        1.21         4.01        33
   12.63           11.04          15,145       .60        4.89        1.22         4.27        37
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   11.99            2.87             568      1.26        4.17        2.07         3.36        21
   12.56            9.03             752      1.30        3.98        2.00         3.31        32
   12.76            5.55           1,040      1.30        3.82        2.00         3.12        27
   11.93           (2.85)          1,096      1.30        3.92        2.01         3.21        33
   12.61           10.18           1,226      1.40        4.09        2.02         3.47        37
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------


--------------------------------------------------------------------------------
                                                                     OREGON FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PENNSYLVANIA FUND
--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $13.14        $.622      $(.197)       $.425       $.627         $.028        $.655
 1997           12.91         .624        .523        1.147        .624          .153         .777
 1998           13.28         .642        .038         .680        .605          .095         .700
 1999           13.26         .606       (.893)       (.287)       .613           --          .613
 2000           12.36         .615        .740        1.355        .631          .114         .745
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           13.14         .529       (.201)        .328        .530          .028         .558
 1997           12.91         .526        .510        1.036        .523          .153         .676
 1998           13.27         .533        .039         .572        .497          .095         .592
 1999           13.25         .498       (.890)       (.392)       .508           --          .508
 2000           12.35         .529        .728        1.257        .533          .114         .647
------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.91            3.39         $42,228       .86         4.86       1.11         4.61        42
   13.28            9.14          42,223       .85         4.79       1.10         4.54        37
   13.26            5.23          40,774       .86         4.81       1.10         4.57        26
   12.36           (2.24)         36,737       .86         4.69       1.11         4.44        36
   12.97           11.29          37,012       .87         4.88       1.12         4.63        40
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.91            2.61             781      1.66         4.06       1.91         3.81        42
   13.27            8.23           1,739      1.65         3.99       1.90         3.74        37
   13.25            4.39           2,048      1.66         4.01       1.90         3.77        26
   12.35           (3.03)          1,936      1.66         3.89       1.91         3.64        36
   12.96           10.44           1,235      1.67         4.08       1.92         3.83        40
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------

--------------------------------------------------------------------------------
                                                               PENNSYLVANIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VIRGINIA FUND
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------
             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized Total
                           Investment and            Investment    Investment    Gain         Distributions
                           Income     Unrealized     Operations    Income
                                      Gain (loss)
                                      on Investments

----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
 1996          $13.01       $.626       $(.195)       $.431        $.624         $.067        $.691
 1997           12.75        .615         .504        1.119         .617          .032         .649
 1998           13.22        .612         .123         .735         .603          .092         .695
 1999           13.26        .629        (.967)       (.338)        .612           --          .612
 2000           12.31        .628         .745        1.373         .636          .047         .683
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
 1996           13.00        .525        (.194)        .331         .524          .067         .591
 1997           12.74        .513         .505        1.018         .516          .032         .548
 1998           13.21        .505         .112         .617         .495          .092         .587
 1999           13.24        .537        (.982)       (.445)        .505           --          .505
 2000           12.29        .538         .739        1.277         .540          .047         .587
------------ -----------  ---------- -----------  ----------- ----------- ------------   -----------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


----------------------------------------------------------------------------------------------------------
                TOTAL          RATIOS/SUPPLEMENTAL DATA
                RETURN
----------------------------------------------------------------------------------------------------------
  NET           TOTAL          NET           RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
  ASSET         RETURN**       ASSETS AT     NET ASSETS++            NET ASSETS             TURNOVER
  VALUE AT      (%)            END OF                                Before Expenses        RATE (%)
  END OF                       PERIOD        Expenses   Net          Waived or Assumed
  PERIOD                       (IN           (%)        Investment
                               THOU-                    Income (%)   Expenses   Net
                               SANDS)                                (%)        Investment
                                                                                Income (%)
----------------------------------------------------------------------------------------------------------
  CLASS A
----------------------------------------------------------------------------------------------------------
  $12.75          3.47        $21,047          .79        4.93        1.20        4.52        30
   13.22          9.03         22,136          .80        4.78        1.16        4.42        10
   13.26          5.69         23,423          .80        4.62        1.14        4.28        26
   12.31         (2.62)        21,008          .80        4.90        1.17        4.53        36
   13.00         11.46         23,606          .80        5.01        1.15        4.66        34
----------------------------------------------------------------------------------------------------------
  CLASS B
----------------------------------------------------------------------------------------------------------
   12.74          2.66         1,166          1.59        4.13        2.00        3.72        30
   13.21          8.19         1,390          1.60        3.98        1.96        3.62        10
   13.24          4.76         1,484          1.60        3.82        1.94        3.48        26
   12.29         (3.44)        1,059          1.60        4.10        1.97        3.73        36
   12.98         10.64           899          1.60        4.21        1.95        3.86        34
------------   ------------- ------------ --------- ---------- -------------    -------- ------------

--------------------------------------------------------------------------------
                                                                   VIRGINIA FUND
--------------------------------------------------------------------------------

FIRST INVESTORS LOGO


TAX-EXEMPT MONEY MARKET FUND
INSURED INTERMEDIATE TAX EXEMPT FUND
INSURED TAX EXEMPT FUND
INSURED TAX EXEMPT FUND II
MULTI-STATE INSURED TAX FREE FUND

   ARIZONA         MINNESOTA
   CALIFORNIA      MISSOURI
   COLORADO        NEW JERSEY
   CONNECTICUT     NEW YORK
   FLORIDA         NORTH CAROLINA
   GEORGIA         OHIO
   MARYLAND        OREGON
   MASSACHUSETTS   PENNSYLVANIA
   MICHIGAN        VIRGINIA

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: First Investors Tax-Exempt Money Market Fund, Inc. 811-3690; First Investors Series Fund 811-5690; First Investors Insured Tax Exempt Fund, Inc. 811-2923; Executive Investors Trust 811-4927; First Investors New York Insured Tax Free Fund, Inc. 811-3843; First Investors Multi-State Insured Tax Free Fund 811-4623)

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

  A SERIES OF FIRST INVESTORS SERIES FUND

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II

  A SERIES OF EXECUTIVE INVESTORS TRUST
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

95 Wall Street
New York, New York 10005
1-800-423-4026


                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


     This is a Statement of Additional Information ("SAI") for FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. ("TAX-EXEMPT MONEY MARKET Fund"), FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE TAX EXEMPT FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND II ("INSURED TAX EXEMPT FUND II"), a series of EXECUTIVE INVESTORS TRUST, FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED TAX FREE FUND"), and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("MULTI-STATE INSURED TAX FREE FUND"). Each Fund is an open-end diversified management investment company. SERIES FUND offers five separate series, one of which, INSURED INTERMEDIATE TAX EXEMPT FUND, is described in this SAI. INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, NEW YORK INSURED TAX FREE FUND and TAX-EXEMPT MONEY MARKET FUND each offer one series. MULTI-STATE INSURED TAX FREE FUND offers 17 series: ARIZONA FUND, CALIFORNIA FUND, COLORADO FUND, CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND, MISSOURI FUND, NEW JERSEY FUND, NORTH CAROLINA FUND, OHIO Fund, OREGON FUND, PENNSYLVANIA FUND and VIRGINIA FUND. THE NEW YORK INSURED TAX FREE FUND and the individual Funds of the MULTI-STATE INSURED TAX FREE FUND are referred to as the Single State Funds. INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II, NEW YORK INSURED TAX FREE FUND, TAX-EXEMPT MONEY MARKET FUND, and each series of the MULTI-STATE INSURED TAX FREE FUND are referred to herein collectively as "Funds."

     This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated May 1, 2001, which may be obtained free of charge from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------


Investment Strategies And Risks..............................................3
Investment Policies..........................................................7
Futures And Options Strategies..............................................16
Investment Restrictions.....................................................22
Insurance...................................................................33
State Specific Risk Factors.................................................35
Portfolio Turnover.........................................................102
Directors Or Trustees And Officers.........................................103
Management.................................................................105
Underwriter................................................................109
Distribution Plans.........................................................110
Determination Of Net Asset Value...........................................114
Allocation Of Portfolio Brokerage..........................................116
Purchase, Redemption And Exchange Of Shares................................117
Taxes......................................................................119
Performance Information....................................................135
General Information........................................................148
Appendix A Description Of Municipal Bond Ratings...........................A-1
Appendix B Description Of Municipal Note Ratings...........................B-1
Appendix C Description Of Commercial Paper Ratings.........................C-1
Appendix D.................................................................D-1
Financial Statements.......................................................E-1
Shareholder Manual.........................................................F-1

                         INVESTMENT STRATEGIES AND RISKS

TAX-EXEMPT MONEY MARKET FUND


      TAX-EXEMPT MONEY MARKET FUND seeks to earn a high rate of current income that is exempt from federal income tax and is not a Tax Preference Item, consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-grade, short-term tax-exempt obligations issued by state and municipal governments and by public authorities. See "Municipal Instruments" below. Up to 20% of the Fund's net assets may be invested in high quality fixed-income obligations, the interest on which is subject to income tax, including the Alternative Minimum Tax ("AMT"). There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. See the discussion on "Taxes."

      The Fund may invest without limit in securities that are related to each other in such a fashion that economic, political or business changes or developments would affect more than one security in the Fund's investment portfolio. Securities or instruments of issuers in the same state or involved in the same business, or interest paid from similar sources of tax revenues, are examples of the factors that might have an effect on more than one instrument purchased by the Fund. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in securities of a single issuer (except for government securities and securities subject to a Guarantee Issued by a Non-Controlled Person); provided however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof. The Fund, however, may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.


      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND AND INSURED TAX EXEMPT FUND II

      INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND and INSURED TAX EXEMPT FUND II each seeks to provide a high level of interest income that is exempt from federal income tax and is not an item of tax preference for purposes of the federal AMT (a "Tax Preference Item").

      INSURED INTERMEDIATE TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in various types of municipal securities issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Instruments"), the interest on which is exempt from federal income tax and is not a Tax Preference Item. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to federal income tax, including the federal AMT.

Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of three to ten years. See "Municipal Instruments," below.

      INSURED TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of its total assets in other types of Municipal Instruments, including certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively with municipal bonds, "Municipal Instruments"). Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to federal income tax, including the federal AMT. The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

      INSURED TAX EXEMPT FUND II seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal AMT ("Tax Preference Item"). Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to federal income tax, including the federal AMT. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively, with municipal bonds, "Municipal Instruments"). The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

      While each Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.


      Each Fund may make loans of portfolio securities and invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to federal, state and local income taxes. In addition, each Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as "inverse floaters"). INSURED INTERMEDIATE TAX EXEMPT FUND also may invest in repurchase agreements. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"). See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

NEW YORK INSURED TAX FREE FUND AND MULTI-STATE INSURED TAX FREE FUND


      GENERAL. Each Single State Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the NEW YORK INSURED TAX FREE FUND will invest at least 65% of its assets in New York bonds, the NEW JERSEY FUND will invest at least 65% of its assets in New Jersey bonds, and so on. However, the MINNESOTA FUND only invests in Minnesota obligations.


      NEW YORK INSURED TAX FREE FUND seeks to provide a high level of interest income that is exempt from federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of New York State and its municipal governments and by public authorities in New York State, as well as by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to federal income tax, including the federal AMT.

      Each Single State Fund seeks to achieve a high level of interest income that is exempt from federal income tax and is not a Tax Preference Item and, to the extent indicated for each Fund, is exempt from state and local income taxes for individual residents of a particular state. Each Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, the interest on which is exempt from federal income tax, state and local income taxes in the states for whose individual residents the particular Fund is established and is not a Federal Tax Preference Item. The interest from these instruments also may be exempt from state AMT to the extent that it is consistent with federal AMT. However, the MINNESOTA FUND invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. Up to 20% of each Fund's net assets may be invested in securities, the interest of which is subject to federal income tax, including the federal AMT.

      While each Single State Fund diversifies its assets among municipal issuers, from time to time a Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.


      NEW YORK INSURED TAX FREE FUND may make loans of its portfolio securities, and each Fund may invest in zero coupon municipal securities. Each Single State Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations in which the rate of interest varies inversely with interest rates on other municipal obligations or an index ("inverse floaters"). Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements.


      Although each Single State Fund generally invests in municipal bonds rated Baa or higher by Moody's or BBB or higher by S&P, each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance," below. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

ALL FUNDS

      GENERAL RISK FACTORS. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the IRS, applicable state tax authorities, or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a municipal security to repay its obligations.

                               INVESTMENT POLICIES

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the gong rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      BOND MARKET CONCENTRATION. Each Fund may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. Each Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of each Fund may result in a Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of each Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by each Fund.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix C to the SAI for a description of commercial paper ratings.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.



      HIGH YIELD SECURITIES. Although each Fund except Tax-Exempt Money Market Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's or BBB by S&P, each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

      Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Municipal High Yield Securities, unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Adviser.
Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

      Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

      In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

      INVERSE FLOATERS. Each Fund except Tax-Exempt Money Market Fund may invest up to 10% of its net assets in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. Each Fund except Tax-Exempt Money Market Fund may loan securities to qualified broker-dealers or other institutional investors, provided the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, it pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time, and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such lending function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. INSURED INTERMEDIATE TAX EXEMPT FUND has a non-fundamental policy that the aggregate value of portfolio securities it can lend will not exceed 10% of its net assets, and INSURED TAX EXEMPT FUND and INSURED TAX EXEMPT FUND II may not make such loans in excess of 10% of its total assets.

      MUNICIPAL INSTRUMENTS. Each Fund, except where noted, may invest in the following types of Municipal Instruments:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

      PRIVATE ACTIVITY BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs.

      CERTIFICATES OF PARTICIPATION. Each Fund except Tax-Exempt Money Market Fund may invest in Certificates of Participation ("COPs"). COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. The applicable Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the COPs in the applicable Fund's portfolio and, subject to review by that Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer,
(5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser, according to the factors reviewed by rating agencies.

      MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. For each Fund other than the TAX-EXEMPT MONEY MARKET FUND, such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Fund's Board to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      VARIABLE RATE AND FLOATING RATE NOTES. Each Fund except INSURED TAX EXEMPT FUND II, may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes, which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay agencies.

      MUNICIPAL COMMERCIAL PAPER. Each Fund may invest in municipal commercial paper. Issues of commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt.

      PUT BONDS. Each Fund may invest in put bonds. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. The Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. The FUND will only invest in put bonds as to which it can exercise the put feature on not more than seven days' notice if there is no liquid secondary market available for these obligations. There is no assurance that an issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

      PARTICIPATION INTERESTS. Each Fund may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the fund, for issuing participation interests to the Fund. The Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the opinion of FIMCO, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. The Fund purchases such a participation only if the issuer has a private letter ruling from the IRS or an opinion of its counsel that interest on the participation for which standby commitments have been issued is exempt from federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets.

      PREFERRED STOCK. INSURED TAX EXEMPT FUND II may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND II may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. INSURED TAX EXEMPT FUND II may not enter into a Repurchase Agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value), and with respect to TAX EXEMPT MONEY MARKET FUND 10% of its net assets, would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any Fund does so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      STANDBY COMMITMENTS. Each Fund , may acquire standby commitments from banks with respect to simultaneous purchases of Municipal Instruments for the Fund's portfolio. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from a Fund at a specified price at the Fund's option. A standby commitment is similar to a put option for a particular Municipal Instrument in the Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of the Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for the Municipal Instruments when the Fund decides to sell the Municipal Instrument for which it is issued and the lack of familiarity with standby commitments in the marketplace.

      The Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a Municipal Instrument covered by a standby commitment at any time and to any person.

      The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for Municipal Instruments covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the Municipal Instruments so covered. The total amount the Fund may pay as consideration in either manner, on an annual basis, of the issuance of standby commitments may not exceed 0.50% of that Fund's total assets.

      Standby commitments acquired by the Fund are not added to the computation of that Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

      In the absence of either a favorable ruling of the IRS, or opinion from the bond issuer's counsel, that the Interest on Municipal Instruments for which standby commitments have been issued is exempt from federal income taxation, the Fund will not acquire standby commitments.

      TIME DEPOSITS. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of (1) obligations of the U.S. Government, its agencies or instrumentalities, (2) other debt securities or commercial paper rated within the highest grade by S&P or Moody's and (3) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specific return.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government obligations is usually three months to thirty years.

      WHEN-ISSUED SECURITIES. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON SECURITIES AND PAY-IN-KIND SECURITIES. Each Fund except Tax Exempt Money Market Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities (including zero coupon municipal securities) and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes". These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                         FUTURES AND OPTIONS STRATEGIES

      While the Funds (with the exception of the TAX-EXEMPT MONEY MARKET Fund) have the legal authority to engage in the futures and options strategies discussed below, none of the Funds have the current intention of doing so. The Funds may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. Each Fund may sell covered listed put and call options and buy call and put on its portfolio securities and may enter into closing transactions with respect to such options. Each Fund also may buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options. The instruments described below are sometimes referred to collectively as "Hedging Instruments."

      Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES. A Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      A Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, to the extent described under and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

      A Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities market or, in the case of stock index options, fluctuations in the market sector presented by the index selected.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      FUTURES STRATEGIES. A Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

      A Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

      A Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

      A Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

      FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means that the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

      TAX-EXEMPT MONEY MARKET FUND.  TAX-EXEMPT MONEY MARKET FUND will not:

      (1) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

      (2) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph (1) above.

      (3) Make loans, except by purchase of debt obligations and through repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days, along with all illiquid assets, will not exceed 10% of the Fund's total assets (taken at current value).

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.

      (5) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (6) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      (7)   Make short sales of securities.

      (8) Write or purchase any put or call options, except stand-by commitments.

      (9) Knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market.

      (10) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (11) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies which, including predecessors, have a record of less than three years' continuous operation.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).

      (14) Invest in companies for the purpose of exercising control or management.

      (15)  Issue senior securities.

      (16) Buy or sell real estate, commodities or commodity contracts (unless acquired as a result of ownership of securities) or interest in oil, gas or mineral explorations, provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The Fund has adopted the following non-fundamental restrictions which may be changed without shareholder approval:

     (1) Notwithstanding fundamental investment restriction (2) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.


          Notwithstanding fundamental investment restriction (16) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

      INSURED INTERMEDIATE TAX EXEMPT FUND. INSURED INTERMEDIATE TAX EXEMPT FUND will not:

      (1) Issue senior securities.

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Make loans, except loans of portfolio securities and repurchase agreements.

      (8) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceeds 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      INSURED TAX EXEMPT FUND II.  INSURED TAX EXEMPT FUND II will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2)   Issue senior securities.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Buy or sell real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

      (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (9)   Make  investments  for  the  purpose  of  exercising   control  or
management.

      (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

      (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) Enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      INSURED TAX EXEMPT FUND.  INSURED TAX EXEMPT FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

      (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

      (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7)   Issue senior securities.

      (8) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

      (9) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (10) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

      (11) Invest in oil, gas or other mineral exploration or development programs.

      (12) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      (13) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval. The Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      NEW YORK INSURED TAX FREE FUND. NEW YORK INSURED TAX FREE FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The  Fund   has   adopted   the   following   non-fundamental   investment
restrictions,   which  may  be  changed  without   shareholder   approval.   The
restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (6) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (7) Invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

      MULTI-STATE INSURED TAX FREE FUND.  EACH SERIES OF THE FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

      (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

      (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (8) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (9)  Make  loans,  except  by  purchase  of  debt  obligations,   publicly
distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

      MULTI-STATE INSURED TAX FREE FUND, on behalf of each Single State Fund, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. These restrictions provide that each Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Adviser, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                                    INSURANCE

      The municipal bonds in each Fund's portfolio, with the exception of the TAX-EXEMPT MONEY MARKET FUND, will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.


      Each Fund except for the  TAX-EXEMPT  MONEY  MARKET  FUND has  purchased a
Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. AMBAC furnished each Fund with an approved list of municipal bonds at the time the Policy was issued. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance;
(3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

      In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

      The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

      A Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net gain or loss realized by a Fund upon the sale of the bond.


      Neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.


      AMBAC has obtained a private letter ruling from the IRS to the effect that AMBAC's insuring an obligation will not affect the treatment for federal income tax purposes of interest on the obligation and that payments of insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the IRS's views on the proper interpretation of the Code and the regulations thereunder.

      AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

      The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

                           STATE SPECIFIC RISK FACTORS

      Set forth below is discussion of risk factors with respect to some of the Funds that invest primarily in obligations of issuers from a particular state. This information has been prepared by local counsel to each Fund. The information presented is summary of the risk factors that may affect a particular Fund and is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed that may adversely affect the value of, and the payment of interest and principal on, the obligations held by a Fund.

      RISK FACTORS FOR THE ARIZONA FUND. The ARIZONA FUND will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations, the income derived by the ARIZONA FUND, the ability to preserve or realize appreciation of the ARIZONA FUND'S capital, and the liquidity of the ARIZONA FUND could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the ARIZONA FUND may invest.


      Arizona's economy has been on a path of strong growth throughout the past decade. Overall, however, Arizona's economy is expected to experience some of the slowdown emanating from the national economy. Arizona's economy, nonetheless, is amoung the fastest growing in the country. The state's population increased by more than 100,000 each year during the 9-year period from 1991 to 2000. During 2000, Arizona's population was estimated at approximately 4.96 million. As a result, homebuilding and commercial construction have been extremely strong, although construction is expected to slow somewhat in 2001. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

      The state's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. Arizona exports in 2000 totaled $14.3 billion, breaking the previous record of $13.8 billion in 1997. State unemployment rates have remained generally comparable to the national average in recent years. Arizona has a steady position among the top five states in employment growth since May 1993.

      Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.

      With respect to issuers of the securities in which the ARIZONA FUND will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

      Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the State with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

      Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

      Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.


      RISK FACTORS FOR THE CALIFORNIA FUND.

      California's recovery from severe recession has been marred by an energy crisis that has its roots in efforts to recover from that very recession. In 1996, California deregulated its electricity generating industry except for certain municipally owned utilities such as the Los Angeles Department of Water and Power. Included in the deregulation legislative were provisions reducing consumer electricity rates by 10% and freezing them until the utilities had paid off the indebtedness they had incurred in past years or, if earlier, March 31, 2002. The three major investor owned utilities in California, Pacific Gas & Electric, Southern California Edison and San Diego Gas & Electric, have divested themselves of most of their generating capacity in an effort to accelerate this debt reduction. The deregulation legislation, and related California Public Utilities Commission regulations, required that electricity be bought and sold on the California Power Exchange at the current market rates. In order to ensure an active market on the California Power Exchange, the utilities were prohibited


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


from entering into long-term supply contracts with electricity generators. The three major utilities became the primary purchasers on this market. Although the three major utilities continue to own approximately 75% of the electricity transmission grid in California, supply and demand on that grid is monitored by the California Independent System Operator, a non-profit organization which has the power to buy electricity on the spot market to meet demand.

      California's recovery from its recession has been fueled by, among other industries, high tech industries that consume significantly greater quantities of electricity than other, less computer-intensive industries. The convergence of these increasing demands with the decoupling of price controls on electricity generators from regulation on the prices consumers pay for that electricity, with the wholesale price of electricity set by the forces of supply and demand and the retail price frozen at reduced rates, has burdened the investor-owned utilities with paying far more to purchase electricity than they may receive for its subsequent resale.

      These adverse market forces have been compounded by the condition and paucity of electricity generating facilities within California. No new major electricity generating facilities have been constructed in California for several years. As a result of the age of the existing facilities, they are often required to shut down for maintenance and repairs.

      Moreover, several of the electricity generation facilities in California are fueled by natural gas, which has also been in short supply and subject to increasing cost.

      Electricity shortages resulted in rolling black-outs in January, 2001, affecting millions of Californians.

      As a result of this combination of factors, the utilities have defaulted in making payments to the electricity generators, who, in turn, have refused to sell electricity to the utilities until they receive some assurance of payment. The generators are now, however, subject to court order to continue to deliver electricity to the State under forward contracts originally executed by the utilities but seized by the State when the utilities were unable to purchase electricity on their own. Pursuant to legislation enacted in January, 2001, the State of California has spent over $3 billion in purchasing electricity both on the spot market and pursuant to longer-term contracts. The State is currently committing to long-term electricity rates that, while lower than the present rates, may significantly exceed market rates when the electricity is delivered. At present, the funds for these purchases are being supplied by the state budget's general fund. The utilities are required to repay a portion of these amounts from the payments they receive from their customers for this electricity. In addition, the California legislature has authorized the issuance of up to $10 billion in revenue bonds to replenish the general fund. Recent estimates of the amount required, however, have approached $12 billion.

      Governor Davis has announced his intention to seek to purchase the portions of the transmission grid currently owned by the three investor-owned utilities to assist the utilities in repaying a portion of their outstanding indebtedness to the power generators. The utilities would continue to operate the grid and be compensated for doing so by the State. Any such agreement would be subject to a number of federal and state regulatory approvals. On April 9, 2001, Governor Davis announced a definitive agreement with Southern California Edison to purchase its portion of the transmission grid for $2.76 billion. At present, negotiations with San Diego Gas & Electric are reported to be continuing. Governor Davis has announced that he plans to seek authority from the legislature for these purchases and to finance these purchases with revenue bonds. Current estimates put this bond package at an additional $10 billion in revenue bonds. Governor Davis has also announced his willingness to permit the utilities to issue additional bonds that would also be repaid by consumers out of their utility bills, which may also be guaranteed by the State. The California State Senate has authorized the creation of a state power authority, which would be authorized to sell up to $5 billion dollars in revenue bonds to finance the construction of electricity generation facilities to be owned by the authority.

      On March 27, 2001, the California Pacific Utilities Commission approved a substantial, tiered rate increase that would fall most heavily upon the largest users of electricity. The proceeds of this rate increase are to be used, in part, to repay the State for its energy purchases, and, therefore, are an indirect source of the revenue that will be required to repay the bonds to be issued by the State to replenish its reserves.

      On April 6, 2001, Pacific Gas & Electric filed a petition for protection under Chapter 11 of the United States Bankruptcy Code. This filing cases substantial doubt on the ability of the State of California to acquire a major potion of the utility transmission grid; jeopardizes the repayment by Pacific Gas & Electric of the amounts it owes the State for electricity purchases, which may impact the ability of the State of California to issue the bonds that were to be repaid, at least in part, by the utilities from the recent rate increases granted to them; and may jeopardize the property tax revenues anticipated by several counties in California where significant facilities owned by Pacific Gas & Electric are located. This bankruptcy filing may also undermine the ability of the political, legislative and regulatory processes to respond to the ongoing crisis in any meaningful manner and may have other severe financial impacts on the State and its economy that cannot now be foreseen.

      The California Power Exchange is no longer in operation and has also filed for bankruptcy protection. A number of smaller and alternative energy producers have not been paid since the end of 2000 and may be forced to liquidate, thus reducing further the pool of generation facilities available to supply California electricity consumers. Resolution of the crisis in the manner suggested by Governor Davis, even without the Pacific Gas & Electric Company bankruptcy, will require, among other things, approval by the State legislature, approval by the Federal Energy Regulatory Commission whose present chairman has been reported to have publicly expressed his skepticism of the plan, and the sale of the largest offering of municipal bonds ever attempted. Other proposals for coping with the energy crisis involve setting caps on the amounts charged by electricity generators and offering consumers financial incentives to reduce their electricity consumption. Should these or other plans not succeed, the State of California may be forced to expend ever increasing sums on its continuing purchases of electricity out of its general fund or face the possibility of electricity shortages which may well dampen its recent economic growth if it does not precipitate an outright economic decline. At present, notwithstanding recent purchases of electricity by the State, the committed electricity is reported to be well short of peak usage in past summers. Even if the energy crisis is resolved, the cost of the electricity in California can be expected to increase, making the State less attractive to new businesses and to the expansion of existing businesses.

      OTHER RISK FACTORS: Apart from the energy crisis, there are other significant California risk factors to be considered:

      Changes in the California Constitution and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and, by limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits AD VALOREM taxes on real property and restricts the ability of taxing entities to increase real property taxes by requiring a two thirds majority approval to authorize increases in real property taxes. Various efforts have been made to ease these limitations. To date, none of these efforts has been successful. On the other hand, Proposition 37 on the November 2000, ballot, which would have expanded the definition of taxes to include other fees, was defeated. Legislation passed subsequent to Proposition 13 provided for the assumption of certain local obligations by the State. Much of this aid to local governments, however, was eliminated during the recession which was most acute in California from 1990 to 1995. During the same period, the California legislature attempted to offset this loss of aid by providing additional funding sources (such as sales taxes) to local governments and by reducing certain mandates for local services. There can, of course, be no assurance that local governments will receive sufficient state assistance to meet their obligations in a timely manner.

      Article XIIIB of the State's Constitution may also have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. This appropriations limit is adjusted annually for changes in State per capita personal income and population and, when applicable, for transfers among government units of financial responsibility for providing services or of financial sources for the provision of those services. Payments of debt service on bonds authorized by voters are exempt from this limitation. The appropriations limit has exceeded the appropriations subject thereto in 1997-1998 and 1998-1999; however the State is currently estimating that the appropriations exceeded the appropriations limit in 1999-2000. If revenues exceed this appropriations limit in two consecutive years, the excess is to be divided equally between transfers to K-14 school districts and refunds to taxpayers. The State Budget for 2000-2001 does not anticipate an excess.


      In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 35% of General Fund revenues to such educational support.

      In November, 1996, the voters of California approved Proposition 218. Proposition 218, like Proposition 13, amended the California Constitution. It requires any special tax, levy or fee imposed or increased since January 1, 1995, without voter consent to be validated by a vote and certain new taxes, fees, charges and assessments and increases therein to be approved by voters prior to their implementation by government agencies. Since the passage of

Proposition 218, the bond ratings of several large California cities, including Los Angeles and San Diego, have been downgraded by municipal bond ratings services.


      Recent allegations of corruption within the Los Angeles Police Department have led to the overturning of a number of criminal convictions and fears of substantial liability for the City and, potentially, other California governmental agencies. It is impossible to estimate this potential liability at this time.


      Orange County has been discharged from bankruptcy proceedings and its bond ratings have been restored to investment grade. Although the events leading to that bankruptcy are neither systemic nor unique to Orange County or to California generally, the impact of that bankruptcy may continue to affect the financing costs of California and its political subdivisions.


      In June, 1999, the Legislature approved a budget for the 1999-2000 fiscal year which included a general fund budget of $78.8 billion, up from $63.7 billion in fiscal 1998-1999. It includes $5.5 billion available from surpluses from prior years and approximately $7 billion for one-time expenditures and investments. As a result of the settlement of litigation with the four major tobacco companies, the State Budget includes the receipt of revenues from the tobacco companies. Specific amounts to be received by the States from the settlement of the tobacco litigation are subject to adjustment. They can be reduced by federal government actions or reductions in cigarette sales. They can be increased by increases in cigarette sales or by inflation. The installment from the tobacco settlement received in April, 2000, was thirteen percent lower than the base settlement amount due to a decrease in sales. A bankruptcy of any of the four major cigarette companies could also significantly impact this anticipated revenue stream. On October 25, 2000, Governor Davis announced that, as the result of budget reserves in excess of 4% of general revenues for 1999-00 and an anticipated similar surplus for 2000-01, the State sales tax has been reduced by 0.25% for calendar year 2001.

      Like in other states, the budgetary process in California often becomes a negotiation among various political groups which is not resolved until after the commencement of the relevant fiscal year. On July 21, 1998, a state trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for the 1998-1999 fiscal year, with certain limited exceptions, in the absence of a State budget, irrespective of any continuing appropriation . (HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL). This injunction has been stayed pending an appeal before the State Court of Appeal. No date has been set for the argument of this appeal. The State of California is a defendant in a number of other unrelated litigations seeking in the aggregate, several billion dollars either in damages or in changes in the manner in which various statutes are applied that could have a significant adverse effect on the state. No assurance can be given as to the outcome of any of this litigation.

      On January 10, 2000, Governor Davis submitted a proposed budget for 2000-01, which contains a $82.85 billion General Fund budget. Over fifty percent of the revenues required to support this budget are derived from the state's personal income tax. Personal income in California has risen substantially in recent years, due, in part, to increases in the stock market. Stock option income has accounted for between one-quarter and one-half of annual wage growth in California in the last three years. Recent adverse developments in the stock market may adversely affect the growth of personal income in the State of California.

      The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest, and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.

      RISK FACTORS FOR THE COLORADO FUND. The COLORADO FUND will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.


      The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of the State, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. The State also occasionally enters into lease purchase agreements that contain non-appropriation provisions. Additionally, the State currently is authorized to issue short-term revenue anticipation notes and long-term notes payable from certain federal highway program distributions.

      There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness of these local governments are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.74% of its actual value for ad valorem taxes collected in 2001. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

      In 1998, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $46,714,119,073, an increase of 16.3% from 1998 levels. (The increase is larger than that of the pervious year because of a general state wide reassessment.) In 1998 and 1999, $3,195,071,808 and $3,490,900,615, respectively, were collected in property taxes throughout Colorado. Sales and use taxes collected at the local level from January 1, 2000 through September 30, 2000 (the most recent information available) increased approximately 12.0% over those collected for the same period in 1999.

      Colorado's economy has been robust for most of the last decade, fueled in part by large public construction projects, a healthy tourist economy, and increased employment in the wholesale and retail trade and general services sectors and in high tech manufacturing. For the decade, of the 1990's, Colorado was the 5th fastest growing State in the United States. Now, many of the large public works projects are completed, increases in tourism have slowed and high-tech manufacturers are in the midst of buyoffs. . For these and other reasons, the growth of the Colorado economy is slowing. The unemployment rate is still low, however (2.7% in November 2000), below the United States average

(4.0%). Colorado's total non-agricultural employment, while at record highs, has shown a lower growth rate recently.

      Employment in the service and trade industries represents approximately 54% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 9% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment.

      A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment has not yet had a material adverse effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment") which has had the effect of lowering the assessment rate on residential property from 21% to 9.74% over the past 13 years. Younger or rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

      RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly, finance, insurance, real estate, trade (wholesale and retail) and services have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. In 2000, manufacturing provided approximately 16% of total Connecticut employment, while the service sector provided approximately 32% of the State's employment. The finance, insurance and real estate sector provided approximately 8% of the State's employment.

      In the early 1990's, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, impeded the growth of the Connecticut economy. Since 1993, the State's economy recovered somewhat. However, during Fiscal Year 2000, signs of slower national and state growth began taking hold. While few projections anticipate an actual 2001 recession, forecasts increasingly point to a growth recession.

      Connecticut's unemployment rate of 2.0%, as of October 2000, represents a decrease from the 1999 unemployment rate of 2.1%. Connecticut ranks among the top five states nationally in the following: patent approvals; the percentage of adults holding college degrees; and labor force participation rates. The fastest growing occupations in the state are computer engineer, systems analyst;, computer support specialist; financial sales; physical therapy assistant; biological scientist; recreational attendant; human services worker; home care aide and medical assistant. Despite the low statewide unemployment rate, four Connecticut municipalities (Bridgeport, Hartford, Killingly and Voluntown) were categorized as Labor Surplus Areas. Labor Surplus Areas have unemployment rates at least 20 percent above the average unemployment rate for all states during the previous two calendar years.

      Connecticut's per capita income for 1999, at $39,300, was the highest in the nation, compared to $28,542 nationally . This places Connecticut at 138% of the national average. However, the State ranks fourth in the nation in median household income, adjusted for inflation. In 1999, Connecticut's real median household income of $50,798 was 125% of the United States' average of $40,816. While rising in recent years, the State's median income is still below its pre-recession level of $56,860 in 1989.

      The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the personal income tax raised approximately $3.8billion in Fiscal Year 2000, an increase of $.4 billion over Fiscal Year 1999.

      According to the State Comptroller, Fiscal Year 2000 ended with a General Fund operating surplus of $300.4 million on a modified cash basis; however, on a Generally Accepted Accounting Principles ("GAAP") basis, the state recorded a General Fund deficit of $77 million. The State Comptroller reported a deficit from the State's General Fund operations of approximately $242 million for Fiscal Year 1995, (excluding proceeds received from deficit financing) a surplus of $198 million for Fiscal Year 1996, a surplus of $252 million for Fiscal Year 1997, a surplus of $389 million for Fiscal Year 1998, and a surplus of $169 million for Fiscal Year 1999. On February 1, 2001, the State Comptroller's officer reported that the General Fund is projected to show an operating surplus of approximately $539 million for Fiscal Year 2001.

      The State's General Fund balance sheet, which is presented using Generally Accepted Accounting Principles, showed a cumulative deficit of $675 million at the end of Fiscal Year 2000, an increase of 12% from the prior year. The State Comptroller attributes the balance sheet deficit primarily to the State's use of modified cash basis accounting for annual budgeting purposes.

      Fiscal Year 2000 expenditures from the General Fund increased by 10% over the prior year. For the third straight year the state's constitutional cap on spending was exceeded. The additional appropriations required a declaration of extraordinary circumstances by the Governor. The cap was exceeded by $232.8 million in Fiscal Year 2000. Over the last three years, the spending cap has been lifted to permit additional spending totaling $952.5 million.

      In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. When the operations of all of the State's governmental funds are considered, the State showed an overall deficit of $615 million in Fiscal Year 2000.

      Connecticut's net State bonded debt was $9.84 billion at the end of Fiscal Year 2000. In Fiscal Year 2000, the State issued $397 million in bonds. Debt service, as a percentage of general fund expenditures, decreased to 8.3% for Fiscal Year 2000 from 8.6% for Fiscal Year 1999.

      In addition to bonded debt, the State has other long-term obligations which, for Fiscal Year 2000, primarily consisted of unfunded pension obligations of $7.623 billion, unfunded payments to employees for compensated absences of $294 million, unfunded workers' compensation payments of $284 million, and capital leases of $49 million. When these obligations are added to the State's bonded debt, Connecticut's total State debt for Fiscal Year 2000 was approximately $18 billion, a $798 million increase over the prior year. This high debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.


      The State is a party to numerous legal proceedings. According to the State Attorney General, most of these proceedings are unlikely to have a material adverse affect on the State's finances. There are, however, several legal proceedings which, if decided against the State, may result in material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is not possible to determine the outcome of these uproceedings or to estimate the effects of adverse decisions on the State's financial position.


      RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the State of Florida and does not purport to be a complete description. This summary is based on publicly available information. The Florida Fund has not independently verified the information.


      Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the State of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

      The State of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. In recent years, $2.5 billion in bonds were authorized for school consideration, with a dedicated portion of proceeds from the Florida State lottery pledged as security. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the State of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In


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


addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

      Florida can be described as experiencing strong growth, with a widening of its economic base and increased diversification of its major businesses. One measure of Florida's economic growth indicates that Florida's economy (as measured by Gross State Product) grew, during 1998, at an adjusted rate of 4.1% while the nation's GDP grew at 3.9%. Florida's finances have been strong enough to yield operation surpluses. General Fund GAAP ending balances have been approximately: $3.3 billion in fiscal 1998, $3.5 billion in fiscal 1999 and $4 billion in fiscal 2000. During the last several decades, Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism, other services and trade. December 1999 estimates indicate that Florida's non-farm employment can be broken down as follows: mining -- 0.1%; construction -- 5.4%; manufacturing -- 7.0%; transportation -- 5.1%; trade -- 28.4%; finance -- 6.4%; services -- 37.3%; and government -- 3.7%. Although economic development efforts are broadening, economic developments affecting the service industry, the tourism industry and high-tech manufacturing could have severe affects on the Florida economy. October 2000 estimates of employment growth indicate the following increases over the prior year: total employment -- 3.9%; construction -- 3.0%; manufacturing -- 0.6%; trade -- 2.4%; fire -- 2.6%; services -- 6.4%; transportation/utilities -- 3.2%; and government -- 2.4%. Due to the development of amusement and educational theme parks, the seasonal and cyclical character of Florida's tourist industry was reduced in the 1990's, but recent additions to the number of theme parks in the Orlando area are anticipated to bring in new tourists. The rebounding economic eliminate of Canada is also anticipated to bring more Canadian tourists. However, a decline in the national economy, increased fuel prices, competition from other tourist destinations, crime and international developments all may affect Florida tourism.

      Florida's population growth is one reason why Florida's economy has generally performed better than that of the nation as a whole. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the State in the 1980's has slowed down. Demographers forecasted Florida's population growth through the end of the 1990's to be significantly below the level of the 1980's. Nonetheless, since the 1950's the State of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. In 1980, Florida was the seventh most populous state with a population of 9.7 million. Florida's population was approximately 14.7 million in 1997 and approximately 15.1 million in 1999 and 15.232 million in 2000, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states. From 1985 through 1998, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase during the period 1991 to 1997 was 1.8%, based on 1997 estimates; from 1998 through 1999 there was an increase by 1.4%, according to 1999 estimates. Projections for Florida's population growth are 1.6% during fiscal year 2000-2001. But, domestic migration to Florida has slowed by as much as 20% since 1997. By another measure, over the past 10 years, Florida's population has grown by approximately 19.6%, ranking Florida 8th among the states in total population growth. But, if immigration remains strong, it is estimated that Florida's population will grow by 21% from 1999 to 2004. Recent estimates indicate that net migration in Florida was 167,200 in 1999 and 178,400 in 2000. Estimates for 2001 net migration indicate an increase to 205,300, the bulk of which are prime working age adults as compared to earlier projections of an estimated 230,000 annual increase in prime working age adults through the end of the 1990's. Foreign migration to Florida remains strong, offsetting drops in domestic migration. However, population growth is no assurance of a strong economy.

      Florida is a leading site for retirement. July 1998 estimates indicate that 18.1% of Florida's population is over the age of 65. That figure grew to 18.9% as of June 2000 Census. Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

      Florida is attracting a significant number of working-age people. For instance, since 1985 the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. For example, Florida employment growth in the Tampa-St. Petersburg area increased by 4.9% from July 1998 to July 1999. 1998 estimates indicate that Florida had a total population of approximately 15,111,200, comprised of approximately 935,000 persons between the ages of 15-19, 5,089,100 persons between the ages of 20-44, and 3,192,500 persons between the ages of 45 and 64 years old. As of 1998 estimates, approximately 55.5% of Florida's population was between the ages of 20 and 64 years old. July 1, 1999 estimates indicated Florida's population was comprised of approximately 2,869,062 persons aged 0-14, approximately 914,074 persons aged 15-19, approximately 3,985,019 persons aged 20-30, approximately 4,663,432 persons aged 40-64 and approximately 2,795,433 persons 65 and over. And, from 1990 through 1998 non-agricultural employment rose 24%, as compared to a 15.9% population increase during that same period. Over that same time period, Florida's labor force grew by 13.6%.

      Due to the large number of retirees, Florida's personal income has generally been insulated from certain economic effects. Florida's per capita personal income grew by about 4.1% in 1997, compared to the national average of about 4.7% during 1992 through 1997. Fourth quarter of 1998 estimates indicate that the gain had increased to 6.3%. Personal Income dropped to 4.6% in 1999, due in part to overall slowing of the economy and lowered interest rates. Other estimates indicate that Personal Income is estimated to grow at 6% in 2000 and as much as 7.3% in 2001. This downturn in personal income is projected to increase with, but not necessarily in proportion with, improvements in the national economy. Florida's total Personal Income grew from $386.653 billion in 1998 to $422.576 billion in 1999; year 2000 projections are $453.450 billion. But, lowered interest rates could negatively impact that growth as large numbers of Florida retirees' incomes are directly or indirectly tied to interest rates. Overall, Florida's median household income increased at an annualized rate of 3.2% per year over the 10-year period ending in 1998. However, because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are relatively more important sources of income to the State than in the nation, generally, and the southeast. Property income and transfer payments are typically less sensitive to national business cycles than employment income and, therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. But Florida's retirement age population, living in part on interest income, will be adversely affected by any drops in interest rates. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

      The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. However, October 2000 estimates indicate that Florida's services sector employment grew by 6.4% during the prior 12-month period. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 6% of the total U.S. manufacturing employment, since the beginning of the 1990's. October 2000 estimates indicate that Florida's manufacturing sector employment grew by only 0.6% during the prior 12-month period. Defense cutbacks and a diminished space program may make it difficult to expand or even maintain Florida's existing small high-tech manufacturing base. It is uncertain whether the new presidential administration will result in increased defense spending in Florida. New ventures in the computer and intellectual property industries may help to counteract losses in government and the space program. Reductions in available venture capital will impact new technology-based companies. The success or failure of efforts to increase the number of high-tech jobs in connection with the developing technology based industry in the Jacksonville area, along Florida's East Coast and in Miami, and the impact of initiatives to develop technology based businesses along Florida's I-4 corridor, may affect Florida's ability to expand or maintain a high-tech manufacturing base.

      In the area of international trade, Florida is considered well positioned to take advantage of strong economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994. However, economic conditions in Asia could continue to affect Latin American countries, negatively impacting upon Florida's trade with Latin America. Florida's merchandise exports were up 7% in 1999-2000 mainly as a result of recovering Latin American economies. For example, recent estimates indicate that Florida's exports to Brazil increased by 20% during the 1999 - 2000 year.


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


      During the period 1989 through 1999, Florida's total employment grew by approximately 28.5%. Florida's population grew about 1.6% during the period of July 1, 1997 to July 1, 1998. In 1997, Florida's job base grew by about 2.6%, however, a large portion of the new jobs were temporary positions. Florida's non-farm employment increased by approximately 4.1% during the 1 year period ending December 1999. The average unemployment rate in Florida from 1986 to 1997 was approximately 6.2%, while the national average has been approximately 6.2%. In January, 1998, however, the unemployment rate in Florida was 4.6% compared with 4.8% nationally. In July of 1998, Florida's unemployment rate dropped to 3.8%, which was the lowest it had been on a seasonally adjusted basis since October 1973. Florida's unemployment rate for calendar year 1999 was 3.9% as compared to 4.2% nationally. January 2000 estimates place Florida's unemployment rate at 3.7% to 3.8%.

      Florida's economy has been and currently is partially dependent on the highly cyclical construction and construction related manufacturing sectors. October 2000 estimates indicate that construction employment has grown by 3% over the prior year. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is 5.4% of the U.S. population. Total housing starts grew about 1% between 1996 and 1997. Estimates of multi-family permits were 58,153 in 1999 and dropped to 45,360 in 2000. Estimates of single-family permits were 97,889 in 1998, 106,569 in 1999 and 102,920 in 2000. However, recent estimates are that they will drop to 91,554 in 2001. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as a tight labor market, Federal tax reform, the availability and cost of financing, over-development, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. Lower interest rates will tend to stimulate construction, while increased rates will diminish construction activity.

      Tourism is one of Florida's most important industries. Approximately 42.5 million domestic and international tourists visited Florida in 1996. And, during the first quarter of 2000, more than 850,000 Canadians visited Florida - a 19% increase over Canadian tourism for the prior year. An estimated 71 million out-of-state tourists visited Florida during fiscal year 1999-2000. In terms of business activities and state tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Visitors to the State tend to arrive by aircraft slightly more so than by automobile. Florida cities like Miami and Tampa have witnessed increased development of their capabilities as departure ports for the cruise industry. However, increased gasoline prices impact on the number of seasonal tourists during the summer tourist season. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the State has added, among other attractions, a variety of amusement and educational theme parks. New additions to theme parks in the Orlando area were added in the latter half of the 1990's and more recently. Significant beach re-nourishment projects have been conducted along Florida's west coast and beach areas such as Miami's South Beach have seen a revival. Other cities, like Tampa and Jacksonville, have seen recent development of new NFL stadiums and increased development of downtown waterfront attractions, including increased hotel and convention center capabilities. These types of diversification have helped and are anticipated to continue to reduce the seasonal and cyclical character of the industry, and effectively stabilize tourist-related employment as a result. However, increased competition by other destinations, higher gasoline prices, any downturn in the cruise industry and economic uncertainties in Asia, Europe and Latin America and the fluctuations in the value of the Canadian dollar may affect domestic or international tourism to Florida.

      The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $13.349 billion of revenue in the 1997-1998 fiscal year, $13,980,931 in the 1998-1999 fiscal year and $15,157,048 in the 1999-2000 fiscal year. The State's dependence on sales taxes keeps the State susceptible to economic downturns which could cause a reduction in sales tax collections. Growth estimates for the yield from gross tax receipts rose from 4.5% to 6% in 1998-99, and actual collections were up 7.7%. Growth rate projections estimate a 3.8% increase in fiscal years 2001 and 2002. The growth rate in gross tax receipts is estimated to be 3% annually from 2003 through 2008.

      Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. Over the past 8 years, state sales tax per capita increased by an average of 5.1% per year. As a percent of personal income, state sales taxes grew from 6.3% to 6.4%. Over the long term, how Florida addresses taxation of internet sales transactions may have a significant impact on its sales tax receipts. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes.


      Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

      Florida's Tobacco Settlement Agreement impacts the state's resources. As of December 31, 1999, settlement agreement monies were deposited with the state totaling $10,734,000,000. Appropriations to state agencies for the 1997-1998, 1998-1999 and 1999-2000 periods totaled $23.2 million, $204.8 million and $527.4 million, respectively.

      The adopted 1999-2000 budget included considerable tax relief, mirroring the governor's recommendations. Intangible taxes were lowered by 1/2 mill (0.005) on financial assets and in 1999-2000 there was designated a second of a three-part phase-out of such tax on accounts receivable. Florida's intangible tax rate was lowered from 1.5 mills to 0.1 mills on each dollar of just valuation of intangible personal property that has a Florida situs. The intangible tax is proposed to be 0.75 mills for the 2000-2001 budget as the 3rd stage of the 4-year intangible tax phase-out. Additionally, the popular sales tax holiday on clothing was expanded, along with several other minor modifications. Revenues were initially projected at $18,555 million for 1999-2000 which would be a 4.4% increase, and with the net $349 million in legislative adjustments to the budget (including $165 million in intangible taxes and $143 million in sales taxes), revenues are estimated to be $18,206 million, which would be a 2.4% increase. Revenues in the first month of fiscal 2000 were $99 million over adjusted estimates, which represented an estimated 7% increase over July 1998. This increased revenue may be explained as largely sales tax accounting for $72.4 million. Spending is still forecast to increase 3.0%. The sales tax revenues, estimated at $13.2 billion, was projected to rise 4.7%, while the corporate income tax estimated at $1.5 billion was projected for a 1.4% gain. The state's constitutionally mandated Working Capital Reserve was $819.1 million as of a budgetary basis of June 30, 2000. The Budget Stabilization Reserve of June 30, 2000 was $847 million. The state's fiscal 2001-2002 budget, released January 2001, would increase the Budget Stabilization Fund to $940 million and recommends 2 new reserve funds: The Fund for Florida's Future (funded with excess surplus in the state's pension fund set asides for non-reoccurring budget needs) and The Everglades Restoration Trust Fund (recommended to fund Everglades restoration). Florida's 2000 Comprehensive Annual Report indicates that sales and use tax for 1999 was $13,980,931 and for 2000 was $15,157,048. The documentary stamp tax revenues were $1,005,378 in 1998, $1,212,421 in 1999 and $1,181,198 in 2000. Further slowing in personal income increases was experienced in 1999 and anticipated for 2000. However, personal income increased by an average of only 4.9% in 1999 and rebounded further with a 6.0% increase in 2000. Total wages and salaries grew by 6.8% in the last fiscal year and are expected to grow by 8.7% in the current fiscal year. Employment rose an estimated 3.4% in 1999 and 3.7% in 2000, and is expected to be 4.3% in fiscal year 2001-2002. However, as a result of tax cuts and population increases, Florida may face budget shortfalls for certain programs. For example, recent reports have indicated that Florida may have a $1 billion shortfall in Medicaid funding due to tax cuts coupled with under estimates of such costs in the years 1999 - 2000 and 2000 - 2001. Other estimates indicate that general revenue funding of at least $651 million in excess of prior appropriations will be needed. However, Florida's commitment to budgetary stability continues.

      Florida has engaged in changes to its tax laws to make for a more business friendly climate. For example, recent changes to Florida law that could result in a downturn in tax receipts include a repeat of the intangible tax credit for tax years beginning after December 31, 1999, and the elimination of the requirement to record a deed and pay applicable documentary stamp taxes when a merger of a domestic corporation, limited liability company, limited partnership, general partnership and other business entity holding real property occurs. Florida law also now exempts all accounts receivable arising or acquired in the ordinary course of business from the annual intangible tax. In addition, beginning in fiscal year 1999-2000, school property taxes were cut by 0.57 mills
- about 9%, and during the year 2000 over 350,000 small and large businesses were given a one-time tax reduction in unemployment insurance taxes. State taxes represented 6.45% of personal income in 1998, and 6.41% and 6.35% in 1999 and 2000, respectively. Estimates indicate that the percentage of taxes to personal income may drop to 6.09% and 5.95 % in 2001 and 2002. The Governor's proposed state budget for the current fiscal year indicates a goal of $6.1 billion in tax relief by 2003. However, the Florida legislature's support for tax relief could change.


      Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability


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


to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

      Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, rapid population growth, and voters' expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills. A constitutionally mandated homestead tax exemption of $25,000 per homestead also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mills limitation, could have a substantial adverse affect on local governments in the future. Florida law also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments are not permitted by law to impose a personal income or payroll tax.

      Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. Local government growth plans must be restricted to require that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as Florida's "concurrency" requirement, this constraint has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

      In November, 1994, the voters of Florida approved the State legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

      In 2000, Florida residents voted in favor to amend the Florida Constitution to require the building of a high speed rail transportation linking several of Florida's major cities. Estimates of the cost to do so have varied widely. The political support for and effect of such constitutional amendment remains uncertain.

      Overall general revenue growth, 5% in 1999 and 5.2% in fiscal 2000, was lower than the fiscal 1998 increase of 7.6%; and for fiscal 2000, general


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revenues  are  estimated to increase by 3%.  Contributing  to this slow down are various tax law changes implemented in the prior legislative session. In addition to the reduction in the intangible tax, reductions were made in motor fuel taxes, pari-mutual taxes, beverage taxes, and sales tax exemptions and sales tax holidays on clothing were continued or extended. Florida also restructured the distribution of tax receipts, designating tax collections previously distributed to local governments to be retained by the state -- instead, local government shares are distributed from the sales tax.


      The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

      General obligation bonds issued by the State of Florida have consistently been rated Aa2, AA+, and AA by Moody's, S & P, and Fitch IBCA. Inc., respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

      Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

     While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the FLORIDA FUND will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

      RISK FACTORS FOR THE GEORGIA FUND. The Georgia Fund will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained in this summary of risk factors for the Georgia Fund is not intended to be a complete discussion of all relevant risk factors. There may be other factors not discussed herein that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.


      For fiscal years 2000 and 2001, the Georgia General Assembly authorized $567,285,000 and $713,385,000 respectively, with existing general obligation


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


debt at the end of fiscal year 2000 totaling $5,139,570,000. For fiscal year 2001, the Georgia General Assembly authorized $713,385,000 in general obligation debt; however, as of the date of printing, the Governor has not yet approved the General Appropriations Act and has line item veto rights, which could result in less debt being issued. The 2000A, 2000B, 2000C and 2000D series of Georgia obligation bonds are rated Aaa, AAA and AAA by Moody's, S&P, and Fitch, respectively.

      Georgia continues to experience steady growth in both the economic and demographic arenas. Georgia's total net revenue collections for the fiscal year ending June 30, 2000, amounted to approximately $13,041,655,000, an increase of approximately 8.1% from the previous fiscal year. Estimated revenue from taxes and fees for fiscal year 2001 is projected to be approximately $13,584,971,000.

      According to the Bureau of Labor Statistics, Georgia's unemployment rate is approximately 3.5%, placing Georgia below the national average unemployment rate. The Department of Labor for the State of Georgia projects that total employment in Georgia will increase by approximately twenty-three percent during the ten year period from 1998 to 2008. Georgia's total population is expected to grow steadily with projected population to increase to over 8.4 million people by the year 2005.

      While Georgia's immediate financial future appears sound, should the above-mentioned trends slow or reverse themselves, the Georgia economy and state revenues could be adversely affected. There can be no assurance that the events discussed above will not negatively affect the market value of the Georgia
Obligations or the ability of either the State of Georgia or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

      RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from an official statement and dated February 21, 2001, relating to the issuance of Maryland general obligation bonds and does not purport to be a complete description.

      The State's total General Fund expenditures (on a GAAP basis) for the fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000 were $10.286 billion, $11.096 billion and $11.905 billion, respectively. The State's General Fund, the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited, representing approximately 55% - 60% of each year's total budget, had a surplus on a GAAP basis of $536.1 million in fiscal year 1998, of $382.8 million in fiscal year 1999, and $392.1 million in fiscal year 2000. The State Constitution mandates a balanced budget.

      On April 4, 2000, the General Assembly approved the 2001 fiscal year budget. The 2001 Budget includes $3.1 billion in aid to local governments. As of February 21, 2001, it is estimated that the General Fund unreserved surplus on a budgetary basis at June 30, 2000, will be approximately $375 million. In addition, it is estimated that the balance of the Revenue Stabilization Account as of June 30, 2001 would be $919.2 million. . The Revenue Stabilization Account of the State Reserve Fund was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases The 2000 Budget


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


does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

      On January 17, 2001, the Governor presented his proposed fiscal year 2002 Budget to, the General Assembly. The 2002 Budget includes $3.3 billion in aid to local governments and $104.9 million in net General Fund deficiency appropriations for fiscal year 2001. It is estimated that the general fund surplus on a budgetary basis at June 30, 2002 will be approximately $25 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2002 will be $552 million.

      The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


      According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa1". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AAA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.


      While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

      RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations relating to the investments of the MASSACHUSETTS Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before February 1, 2001, relating to issues of Massachusetts obligations and does not purport to be a compete description.

      Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996, 1997 and 1998 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million, $221.0 million and $798.1 million, respectively. Total revenues and other sources in fiscal 1999 were $79.7 million less than total expenditures and other uses with the $79.7 million deficit being provided for by the application of fiscal 1999 beginning fund balances. Total revenues and other sources exceeded total expenditures and other uses in fiscal 2000 by approximately $173 million.

      The Commonwealth's fiscal 2001 budget is based on estimated total revenues and other sources of approximately $22.293 billion. Total expenditures and other uses for fiscal 2001 are estimated at approximately $22,538 billion. The fiscal 2001 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 2001. The fiscal 2001 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

      On January 24, 2001 the Governor submitted his fiscal 2002 budget recommendations to the legislature which provide for budgeted expenditures of approximately $245 million, or 1.1% above total fiscal 2001 budgeted expenditures of $22.304 billion. The Governor's recommendations are, of course, subject to legislative consideration.

      In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2000 and is expected to increase again in fiscal 2001.

      Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 (repealed as of July 1, 1999) and by public approval of an initiative petition on November 4, 1986. The two measures were inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.


      The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements indicated that the Commonwealth ended fiscal 1995, 1996, 1997, 1998, 1999 and 2000 with fund equities of approximately $287.4 million, $709.2 million, $1,096 billion, $1.841 billion, $1.705 billion, and 2.325 billion respectively.

      RISK FACTORS FOR THE MICHIGAN FUND. In addition to the interest rate, credit and market investment risks described in the prospectus, and the concentration risks applicable to single state funds, the following information summarizes political, economic and legal developments within the State of Michigan (the "State") that may also adversely affect Michigan municipal bonds and obligations. The information set forth below is derived in part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

      The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. "). As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. Transportation products and industrial machinery remain the two largest segments of the durable goods manufacturing industry. These particular industries are high cyclical and, in recent years, operated at somewhat less than full capacity. While Michigan's unemployment rate had fallen to a ten year low, declining automotive sales and production have recently triggered impending cutbacks and layoffs in the automotive industry which are likely to lead to an increase in unemployment. The cyclical nature of these manufacturing industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

      In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-99 was transferred, as required by statute, to the BSF. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were $987.9 million at September 30, 1995, $614.5 million at September 30, 1996, $579.8 million at September 30, 1997, $1,000.5 million at September 30, 1998. , and $1,222.5 million at September 30, 1999 The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. The latest unaudited financial information available for the State (December 2000) preliminarily reflects an estimated BSF balance for September 30, 2000 of $1.26 billion, and also indicates that tax and other revenues for the last quarter of 2000 lag behind the corresponding months of 1999. The State's audited Annual Financial report for its fiscal years ending September 30 is generally available at the end of March of the following year.

      Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

      Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

      The State is a party to  various  legal  proceedings  seeking  damages  or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs and finances. These lawsuits involve programs in the areas of corrections, tax collection, commerce and budgetary reductions to school districts to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

      Legal proceedings specifically identified by the State in municipal bond offering materials as having potentially material financial consequences include a November 24, 1999 ruling by the Michigan Court of Claims in Jefferson Smurfitt v State of Michigan, that the site-based capital acquisition deduction in

Michigan's single business tax is unconstitutional. The case is on appeal to the Michigan Court of Appeals, and the financial impact of the decision is uncertain. There is also pending a class action captioned as 10th Judicial Circuit, et. al. v State of Michigan, et. al. (Saginaw Circuit Court No. 94-2936-AA/Court of Claims No. 94-15534-CM), for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate and fund court operations. Plaintiffs have asserted that the amount in controversy exceeds $5 million. The case is currently pending final class certification.

      Two additional cases are also pending (Durant, et al. v State of Michigan, et al. ("Durant III") and Adair, et al. v. State of Michigan, et al.) and relate to allegations by more than 365 Michigan school districts and individuals that the State has failed to meet its constitutional duty to properly fund state-mandated educational services and activities provided by plaintiff school districts, including special education services. The suits relate in part to the "Headlee Amendment" to the Michigan Constitution governing limitations on tax revenues and the funding of governmental services and education. The Durant III plaintiffs seek in excess of $1.7 billion in damages.

      The ultimate resolution of those claims is not presently determinable.

      Currently, the State's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard & Poor's, following rating increases announced in 1998. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

      RISK FACTORS FOR THE MINNESOTA FUND. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the MINNESOTA FUND, and does not purport to be a complete description.

      The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund balances have been positive.

      In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

      The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

      After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

      A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

      The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

      After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

      The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

      A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

      The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

      Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.


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


      Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

      After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

      The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

      A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

      The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

      The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

      After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

      The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

      Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

      A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected


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


revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

      In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

      The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

      The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

      After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

      The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

      Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

      In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

      A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

      The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures.


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


Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

      The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

      After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

      The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 Legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, a $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

      Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

      A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001, was projected at $2.137 billion.

      The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The Legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations. The General Fund budget reserve was set at $622 million.

      After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.

      The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $461 million in tobacco settlement revenues, and a $262 million reduction in expenditures. A


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


total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and cash to replace bonding.

      The Commissioner of Finance in November 1998 estimated the balance at June 30, 2001, at $3.324 billion.

      A February 1999 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.235 billion due to a $285 million increase in projected revenues and a $3 million increase in expenditures. The balance at June 30, 2001, was projected at $4.056 billion.

      The 1999 Legislature authorized $23.384 billion in spending for the 1999-2001 biennium, an increase of $2.053 billion, or 9.6%, from 1997-1999 expenditures. Resources for the 1999-2001 biennium were projected to be $24.620 billion. Revenues, excluding the balance brought forward from the 1997-1999 biennium, are expected to be $2.248 billion, or 10.8%, greater than the previous biennium.

      The Legislature passed a $1,250 billion sales tax rebate. Individual income tax rates were reduced in all three brackets, from 6.0% to 5.5%, from 8.0% to 7.25%, and from 8.5% to 8.0%. In addition, the "marriage penalty" inherent in the previous rate structure was eliminated. These changes reduced projected revenues by $1.312 billion for the 1999-2001 biennium.

      The Legislature authorized 15.7% more spending for elementary and secondary education in the 1999-2001 biennium than in 1997-1999, 21.6% more for property tax aid programs to local governments, 12.2% more for health and human services and 7.0% more for higher education.

      The Legislature also provided that if, based on a forecast of General Fund revenues and expenditures in November of an even-numbered year or February of an odd-numbered year, the Commissioner of Finance projects a positive unrestricted budgetary General Fund balance at the close of the biennium that exceeds one-half of one percent of total General Fund biennial revenues, the
Commissioner shall designate the entire balance as available for rebate to taxpayers. In making the determinations of General Fund balance or biennial revenue, the Commissioner is prohibited from including any balance or revenue attributable to certain tobacco settlement payments received after July 1, 1998 and before July 1, 2001. If the Commissioner designates an amount for rebate, the Governor must then present a plan to the Minnesota Legislature for rebating that amount, with payments to begin no later than August 15 of the odd-numbered year. The legislation provides that the Legislature shall either enact, modify or reject the plan presented by the Governor.

      After the Legislature adjourned in May 1999, the Commissioner of Finance estimated that at June 30, 2001, the Accounting General Fund balance would be positive $80 million. The Accounting General Fund balance at June 30, 1999, was an estimated $1.518 billion.

      The Commissioner of Finance, in a November 1999 forecast, estimated the Accounting General Fund balance at June 30, 2001, at $1.584 billion, $1.504 billion more than estimated after the 1999 Legislature adjourned, due to a $1.159 billion increase in projected revenues, a $453 million gain from the 1997-1999 biennium, and a $103 million decrease caused by spending increases and other changes.


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


      Only $571 million of the $1.584 billion projected 1999-2001 surplus was available for spending. The statutes allocate $43 million to provide a $50 increase in per pupil elementary and secondary school aids. Sixty percent of the remaining balance plus interest, $1.013 billion, is deposited into the Property Tax Reform Account.

      A February 2000 forecast projected an Accounting General Fund balance at June 30, 2001, at $1.818 billion, due to a $222 million increase in projected revenues and a $12 million decrease in expenditures. The balance at June 30, 2003, was projected at $2.282 billion.


      The 2000 Legislature passed a $640 million sales tax rebate, permanently reduced individual income tax rates an average of 2.8 percent effective for tax year 2000, and lowered the average cost of yearly motor vehicle licenses to $96 from $138. The tax reductions totaled $1.030 billion for the 1999-2001 biennium.

      Spending was increased by slightly more than $800 million. The largest changes were a $174 million increase in K-12 education funding, including money for teachers' training, special education and telecommunications; $404 million for road and bridge construction to alleviate bottlenecks on Twin Cities-area freeways, upgrade outstate highways connecting regional centers, and to complete road and bridge repair projects; and $205 million in direct cash financing of an $847 million capital budget.

      After the Legislature adjourned in May 2000, the Commissioner of Finance estimated the Account General Fund balance at June 30, 2001, at $9 million.

      The Commissioner of Finance in November 2000 estimated the balance at June 30, 2001, at $924 million, due to an $865 million increase in revenues, a $41 million reduction in expenditures, and a $9 million decrease in dedicated reserves. A total of $1.108 billion of the $2.032 billion of estimated available revenues is statutorily dedicated to reserves.

      The Commission of Finance in November 2000 estimated the balance at June 30, 2003, at $2.086 billion.

      A February 2001 forecast projected an Accounting General Fund balance at June 30, 2001, at $856 million, $67 million less than November 2000 projections. Revenues were projected to total $24.611 billion, down $99 million from November projections. Dedicated reserves increased by $1 million. A $33 million reduction in forecast expenditures partially offset the lower revenues. As provided by law, the Governor presented a plan to the 2001 Legislature to rebate the projected budgetary General Fund balance. This plan may be enacted, modified, or rejected by the Legislature.

      The February 2001 forecast estimated the Accounting General Fund balance at June 30, 2003, at $1.535 billion, down $551 million from the November 2000 forecast.


      The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the MINNESOTA FUND are expected to be obligations other than general obligations of the State of


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

Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

      At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the MINNESOTA FUND, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.



      Legislation  enacted  in  1995  provides  that  it is  the  intent  of the
Minnesota Legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the MINNESOTA FUND might be adversely affected, and the value of the shares of the MINNESOTA FUND might also be adversely affected.

      In October 2000 the State's bond ratings were Aaa by Moody's, AAA by S&P, and AAA by Fitch.


      Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the MINNESOTA FUND or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

      RISK FACTORS FOR THE MISSOURI FUND. The following is a discussion of certain risk factors relevant to the MISSOURI FUND. The MISSOURI FUND will concentrate its investments in debt obligations of the State of Missouri and its


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


local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the MISSOURI FUND. The discussion is limited to the general economic conditions in the State of Missouri.


      POPULATION. The following information was obtained from the 2000 Censusof the Bureau of the Census, United States Department of Commerce, ("2000 Census"). As of April 1, 2000, the population of the State of Missouri was 5,595,211, which caused Missouri to rank 17th in total population among the states. According to the 2000 Census, the population of the State of Missouri increased 9.3% from 1990 to 2000, while the population of the U.S. increased 13.2% during the same period. Comparatively, during the decade between 1980 and 1990, Missouri's population increased 4.1% while the U.S. population increased 9.8%. The Missouri Office of Administration has projected that the population of Missouri will increase 5.5% from 2000 to 2010 and 4.6% from 2010 to 2020, so that Missouri will have a total estimated population of approximately 6.1 million by 2020. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

      ECONOMY. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in February, 2001, that Missouri's largest non-agricultural employers were distributed as follows: services with 29% of the non-agricultural work force, trade (wholesale and retail) with 23.6% of the non-agricultural work force, government with 15.6% of the non-agricultural work force, and manufacturing with 14.4% of the non-agricultural work force. The annual per capita personal income for the State of Missouri for 1997, 1998 and 1999 was $24,252, $25,403 and $26,376, respectively, while the U.S. annual per capita income for the same years was $25,874, $27,322 and $28,542.. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents grew 5.0% in 200, will grow 3.4% in 2001, and will grow by an average of 3.27% between 2002 and 2004. Per capita income for U.S. residents is projected to grow 6.6% in 2000, 5.3% in 2001 and 4.6% in 2002, with strong growth continuing in 2003 and 2004. Inadequate Missouri gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

      EMPLOYMENT. The U.S. Bureau of Labor Statistics has reported that Missouri's unemployment rates for fiscal years 1998, 1999 and 2000 were 3.4%; and 3.5%, respectively, while the U.S. unemployment rates for the same periods were approximately 4.2% and 4.0%. The University has projected that Missouri's unemployment rate will be 3.0% in 2001, and will increase from 2002 to 2004 (but


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


remain below 3.5%). ; The U.S. unemployment rate is projected to be 4.2% in 2001, 4.4% in 2002, and remain below 5% in 2003.. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

      STATE REVENUES. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 2000, the State derived approximately 14.5% of the General Fund revenue from sales and use taxes, 34.8% from individual income taxes and 3.6% from corporate income taxes.

      The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. In addition, any tax increases above a defined limit require voter approval. This limit is the lesser of fifty million dollars (adjusted annually by the percentage change in the personal income of the State for the second previous fiscal year), or one percent of total State revenues for the second fiscal year prior to the general assembly's action. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

      Federal grants accounted for approximately 33.0% of the General Fund revenues for fiscal year 2000. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

      Missouri costs and outlays associated with the Kansas City and St. Louis school district desegregation cases will be phased out over time. Fiscal year 2000 payments pursuant to the final settlement agreements totaled $53.5 million, fiscal year 2001 payments will total $50 million and fiscal year 2002 payments will be $20 million. According to the fiscal year 2001 Executive Budget, payments to be made in 2001 represent 0.7% of the State's General Fund revenue (exclusive of federal grants).

      The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1999, the General Fund revenue, minus federal grants, amounted to $6912 million, which represented a 5.5% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1999 fiscal year was $1495.7 million. This represented a 10.8% decrease in the General Fund balance from the end of fiscal year 1998.

      For fiscal year 2000, the State budgeted, exclusive of federal grants, $6957 million in General Fund revenue, which represented a 0.07% increase from the actual revenue amount for fiscal year 1999. However, for fiscal year 2000, the actual General Fund revenue, exclusive of federal grants, was approximately $6100 million, which was 12.3% lower than budgeted and represented a 11.7% decrease from fiscal year 1999. The actual General Fund balance at the end of


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fiscal year 2000 was $1,156.5 million, which was 22.7% lower than the balance at the end of fiscal year 1999. For fiscal year 2001, the State of Missouri budgeted, exclusive of federal grants, $6.6billion in General Fund revenue, which represents a 8.2% increase from the actual revenue amount for fiscal year 2000. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.


      STATE BOND  INDEBTEDNESS.  The State of Missouri is barred by Article III,
Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations, subject to specified exceptions. One such exception authorizes the State to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

      In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

      The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.


      As of June 30, 2000, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $1,002,730,000 in principal and $482,155,939 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $94,360,000 in principal and $34,453,616 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 2000, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $18,756,169,099. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, and its agencies and local political and governmental authorities and (2) the success of the projects to which the debts relate.



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      MISSOURI  BOND  RATINGS.   Standard  &  Poor's   Corporation  and  Moody's
Investor's Services, Inc. rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investor's Services, Inc., the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

      RISK FACTORS FOR THE NEW JERSEY FUND. The State of New Jersey and public entities therein are authorized to issue two general classes of indebtedness, the interest on which is exempt from federal income taxation: general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the NEW JERSEY FUND portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

      General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

      Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

      There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities.

      Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to


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changes in Medicare and Medicaid reimbursement regulations,  attempts by federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there may be several proposals pending on a federal and state level concerning health care
which  may  further  affect  a  hospital's  debt  service  obligation.   Housing
facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

      The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

      Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,098 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

      New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important New Jersey tourist attraction.


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      New Jersey's  population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.51% and between 1990 and 1999, accelerated to .55% (according to the United States Department of Commerce, Bureau of the Census). While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

      The small increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

      During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to New Jersey's economic expansion - the second strongest year for economic growth since 1988.

      Employment within New Jersey increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,500) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

      During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters": health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in New Jersey. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

      With strong labor market conditions, New Jersey's personal income increased at a pace of 5.6% in 1999, just below the 5.8% national rate. The strong New Jersey economy also led to a 7.0% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumers durables. In 1999, home building was at its highest level since 1988.

      New Jersey's unemployment rate remained low in 1999 - close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

      The  economic  outlook  for  2000/2001  is for  continued  growth,  but at somewhat more moderate rates. Employment is expected to increase by approximately 58,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a slowing in New Jersey personal income growth from 6.2% in 2000 to 5.9% in 2001.

      A slower growing national economy makes it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will


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impact New  Jersey's  economy  significantly  in the forecast  period.  However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

      Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner United States corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition and deregulation concerns. Although the forecasts for 2000/2001 contain more risks than in the recent past, the basic fundamentals of New Jersey's economic health remain favorable.

      The New Jersey outlook is based on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of New Jersey's economy.

      To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the NEW JERSEY FUND may be immediately and substantially affected.

      RISK FACTORS FOR NEW YORK INSURED TAX FREE FUND ("NEW YORK INSURED"). New York Insured is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Insured concentrates its investments. The following information as to certain risk factors associated with New York Insured's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of February, 2001. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

      The Legislature adopted the debt service component of the State budget for the 2000-2001 fiscal year on March 30, 2000 and the remainder of the budget on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

      ECONOMIC AND FINANCIAL FACTORS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.


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      Continued  growth in the State  economy is  projected in 2001 and 2002 for employment, wages and personal income, although the growth is expected to moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8 percent in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6 percent in 2001 and 3.9 percent in 2002. Bonus payments are projected to increase by 2.4 percent in 2001 and 3.6 percent in 2002, representing distinctly lower growth than the 19.4 percent for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service and financial sectors.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the conditional of the financial sector, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      EXECUTIVE BUDGET. The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-2001 through 2003-2004 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2001-2002 through 2005-2006 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, the Division of Budget does not anticipate any material revisions to the Financial Plan recommended by the Governor on January 16, 2001. There can be no assurance that the Legislature will enact into law the Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

      The 2001-2002 State Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-2001 to 2001-02. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected to be $42.46 billion, an increase of $2.34 billion (5.8 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6 percent to $41.34 billion, an increase of $1.45 billion over 2000-2001. State Funds spending (the portion of the budget supported exclusively by State taxes, fees and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9 percent. Spending from All Governmental Funds is also expected to grow by
5.3 percent, increasing by $4.19 billion to $83.62 billion.


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      The Division of Budget  ("DOB")  expects the State to close the  2000-2001 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by the DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements. The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, the DOB proposes to deposit $80 million from the surplus into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). In the 2001-2002 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-2001 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      Additional risks to the State Financial Plan arise out of potential actions at the federal level. Potential changes to federal tax law currently under discussion as part of the federal government's efforts to enact a multi-year tax reduction package could alter the federal definitions of income on which certain State taxes rely. Certain proposals, if enacted, could have a significant impact on State revenues in the future.


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


      The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. This law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to date and does not now expect to be subject to associated federal fiscal penalties.

      The DOB has expressed its opinion that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in it projections for the current fiscal year. The DOB projects a closing balance in the General Fund of $1.14 billion in 2000-01. The balance is comprised of $627 million in the Tax Stabilization Reserve after an $80 million deposit in 2000-01; $338 million in the Community Projects Fund, which pays for legislative initiatives; $150 million in the Contingency Reserve Fund; and $29 million in the Universal Pre-Kindergarten Fund.

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. For example, the fiscal effects of tax reductions adopted in the last several fiscal years are projected to grow more substantially in the forecast period, continuing to restrain receipts levels and placing pressure on future spending levels. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      The State's outyear projections may change substantially as the budget process for 2001-02 continues. The DOB projects budget gaps of $2.49 billion in 2002-03 and $2.92 billion in 2003-04. The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies," or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.


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      If the projected budget gap for 2002-03 is closed with recurring  actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-1998), and less than $1.0 billion (1998-99 and 1999-2000).

      There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components would include significant reductions in income tax receipts. As a result, the projections for 2002-03 and 2003-04 are relatively conservative given the substantial uncertainty in predicting income tax receipts.

      Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

      An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

      Additional risks to the Financial Plan may arise from the enactment of legislation by the U.S. Congress. For example, Congress has recently debated proposals under which the federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

      RECEIPTS. The 2001-02 State Financial Plan projects General Fund receipts, including transfers from other funds, of $42.46 billion, an increase of $2.34 billion over 2000-01. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately
5.1 percent during 2001-02.

      Personal income tax collections for 2001-02 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3 percent) over 2000-01. The growth is due in part, to an estimated increase in income tax liability of 10.8 percent in 2000 and 5.1 percent in 2001. The large increase in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.


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      User tax and fee receipts in 2001-02 are  projected at $7.44  billion,  an increase of $20 million over 2000-2001. Growth is affected by the incremental impact of approximately $140 million in enacted tax reductions, and the diversion of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 2.5 percent.

      Total business taxes are projected at $4.17 billion in 2001-02, a decrease of $292 million from 2000-01. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to decline by $161 million in 2001-02, mainly as the result of enacted tax reductions. Receipts are also expected to decline for the petroleum business tax ($88 million), bank tax ($46 million) and insurance tax ($27 million). Receipts from all other taxes, which include receipts from estate and gift levies, pari-mutuel taxes, and other minor sources, are projected to total $771 million in 2001-02, a decrease of $10 million from 2000-01. Miscellaneous receipts are projected to total $1.43 billion in 2001-02, a decrease of $71 million from the current year, largely as a result of a reduction in investment income.

      The DOB reports that the 2001-02 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts are comprised of a payment from the State Dormitory Authority to the State ($28 million), and fund sweeps and transfers to the General Fund ($21 million) that periodically occur.

      DISBURSEMENTS. The DOB projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6 percent ) over the current year. The growth in spending is spread throughout the Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

      Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education (6 percent), mental hygiene (6 percent), welfare assistance (4 percent), and children and family services (3 percent) represent the next largest areas of local aid. Spending in local assistance is estimated at $27.77 billion in 2001-02, an increase of $914 million (3.4 percent) from the current fiscal year. The growth is comprised primarily of increases for school aid, Medicaid, health, and mental health, offset by decreases in welfare and the elimination of stock transfer incentive aid payments to New York City.

      General Fund spending for school aid is projected at $12.13 billion in 2001-02 (on a State fiscal year basis) an increase of $612 million (5.3 percent). This increase, which on a school year basis is $382 million, will fund formula-based and categorical aid programs, as well as the "tail" of aid payable for the 2000-01 school year. The Executive Budget also recommends changes to expand the amount of flexible operating aid provided to schools across the State and to target new State resources to the highest-need school districts.


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      Medicaid spending is estimated at $6.08 billion in 2001-02, an increase of
$391 million (6.9 percent) from 2000-01. Underlying spending growth is projected at $670 million, but is moderated by $131 million in savings from proposed updates to the nursing home reimbursement methodology and about $150 million in additional federal aid.

      Spending on welfare is projected at $1.01 billion, a decrease of $245 million (19.5 percent) from 2000-01. This projected decrease is largely attributable to continued declines in welfare caseload and increased federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Credit that lowers State costs. Welfare caseload is projected at about 743,000 recipients in 2001-02, down 36,000 from 2000-01.

      Local assistance spending for Children and Family Services is projected at $881 million in 2001-02, up $43 million (5.1 percent) from 2000-01. The increase in General Fund spending includes added costs for the proposed child welfare financing reforms as well as an expansion in the Advantage After-School program funding.

      Mental hygiene programs are expected to grow by $128 million (8.6 percent) to almost $1.62 billion in 2001-02. The additional funding is for the New York State CARES program ($47 million), the Community Reinvestment program ($20 million), and other program enhancements, including inflationary increases and the annualization of prior-year initiatives ($38 million).

      Local assistance spending for health programs is projected at $602 million, up $110 million (22.4 percent) from 2000-01. The increase is primarily due to enhancements in the EPIC prescription drug program ($75 million), response to the West Nile Virus outbreak ($22 million), and State support for the Roswell Park Cancer Institute ($30 million), partially offset by lower spending of $32 million for one-time legislative initiatives.

      Spending for all other local assistance programs is projected to total $5.45 billion in 2001-02, a decrease of $124 million (2.2 percent) from 2000-01. This estimate includes higher State support for tuition assistance ($35 million), children with special educational needs ($28 million), county administration of welfare and Medicaid programs ($14 million), and the City University of New York ("CUNY", $14 million). These increases are more than offset by the recommended elimination of spending identified by the Legislature as one-time initiatives in the 2000-01 Financial Plan, a reestimate of costs for reimbursing local governments for housing State-ready inmates in local jails ($40 million), and the proposed elimination of stock transfer incentive aid payments to New York City ($114 million).

      State   Operations   account  for  the  cost  of  running  the  Executive,
Legislative, and Judicial branches of government. Spending in this category is projected at $7.90 billion, an increase of $274 million, or 3.6 percent above 2000-01.

      The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($195 million), funding for technology initiatives ($43 million), health and mental hygiene programs ($75 million), and a recommended change in accounting treatment of State University of New York ("SUNY") hospital revenues that directly finance hospital operations ($100 million). Under the proposal, hospital revenues that


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currently  offset State  Operations  expenditures  would pay for hospital fringe benefits costs currently charged to the General Fund; SUNY hospital revenue and spending will now be accounted for in the special revenue funds.

      General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Total spending for GSCs is projected to grow by $7 million (0.3 percent) to $2.59 billion in 2001-02. The State expects health insurance rates in calendar year 2001 to grow by 11 percent ($138 million), primarily to cover the increasing cost of prescription drug, hospitalization and physician benefits to State employees. Modest increases are projected for other fringe benefits, including social security, workers' compensation, and dental insurance, but are offset by reduced payments for retirement incentives ($72 million) and the accounting of SUNY hospital fringe benefit costs ($100 million) discussed above.

      In 2001-02, the DOB projects disbursements of $36.47 billion from special revenue funds derived from both State and federal sources, an increase of $2.57 billion or 7.6 percent over 2000-01. Disbursements from State special revenue funds are projected at $11.68 billion, and increase of $1.11 billion or 10.5 percent from 2000-01. Disbursements for STAR are projected to increase by $694 million from 2000-01, accounting for most of the year-to-year growth in State spending from special revenue funds. Disbursements from federal revenue funds, which account for approximately three-quarters of all special revenue spending, are estimated at $24.79 billion in 2001-02, an increase of $1.46 billion or 6.3 percent from 2000-01. The year-to-year growth in federal special revenue fund spending is primarily supported by higher projected federal payments for the Medicaid program, which is projected to grow by $962 million from 2000-01.

      Disbursements from the Capital Projects Fund in 2001-02 are estimated at $5.0 billion, or $627 million higher than 2000-01. The proposed spending includes: $2.9 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $822 million for environmental activities; $203 million for public protection; $426 million for education, including SUNY and CUNY; and $184 million for mental hygiene programs.

      CAPITAL  PROJECTS  FUNDS.  Transfers  in support of  capital  projects  in
2001-02 are projected at $340 million, an increase of $105 million (44.7 percent) over 2000-01. The higher budgeted amount includes $69 million to the new Remedial Program Transfer Fund for hazardous waste remediation and $16 million for improvements to the Court of Appeals Building and the Justice Building in Albany.

      All other transfers are projected to increase by $79 million in 2001-02. Of this amount, $69 million represents the State's subsidy for SUNY hospitals. All other transfers increase by $10 million primarily as a result of the State's subsidy to the Court Facility Initiative Aid Fund, which grows from $45 million in 2000-01 to $81 million in 2001-02 to support Judiciary capital projects. This


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latter increase is offset by the elimination of one-time transfers in 2000-01 to the State University Stabilization Fund ($17 million), and to the Miscellaneous Special Revenue Fund ($19 million) to pay for year 2000 computer compliance.

      TOBACCO SETTLEMENT PROCEEDS AND USES. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

      From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period.

      DEBT SERVICE FUNDS. Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2 percent) increase over 2000-01. This increase is primarily due to bonding to support SUNY, CUNY, public protection, environmental and economic development purposes, offset by projected savings generated by the use of the Debt Reduction Reserve Fund ("DRRF") to defease high cost debt and from the new revenue bond proposal.

      Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

      AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (i.e., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. At the beginning of 2000, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

      Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be


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materially  adversely affected,  if any of its public authorities,  particularly those using the financing techniques specified above, were to default on their respective obligations. The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority (MTA) receives the bulk of this money in order to carry out mass transit and commuter services. The MTA has proposed a $17.1 billion capital program for 2000 through 2004. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000-2004. There can be no assurance that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated. There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the Capital Programs or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its Capital Programs accordingly. If the Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      MUNICIPALITIES. The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The fiscal stability of the State is thus related to the fiscal stability of its localities, including The City of New York. A number of factors could affect localities during the State's 2000-2001 and 2001-02 fiscal years and thereafter.


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      NEW YORK  CITY:  The  fiscal  health of the State may be  affected  by the fiscal health of The City of New York (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each
of  its  fiscal   years  since  1981  as  reported   in   accordance   with  the
then-applicable GAAP standards. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or state aid is not forthcoming; if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes, or necessitate increased expenditures for public assistance; if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan; or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

      The City's projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      To successfully implement the City's financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State


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Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii)
the City created the Tobacco Settlement Asset Securitization Corporation in 1999. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance with the financial plan, as modified, by the City and its Covered Organizations. Although several sectors of the City's economy have expanded over the last several years, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's financial plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      OTHER LOCALITIES: To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

      Certain localities outside The City of New York have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight and assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and in



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2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General
Purpose State Aid for local governments by $11 million to $562 million.

      Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      While the distribution of general purpose aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. According to the most recent information available from the State, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than The City of New York authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of the most recent fiscal year for which information is currently available.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

      LITIGATION. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new


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proceedings  could adversely affect the financial  condition of the State in the
2000-01 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 2000-01 fiscal year. The State believes that the 2000-01 State Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for court of claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

      RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

      ECONOMIC PROFILE. The economic profile of the State consists of a combination of technology, industry, agriculture, tourism, and the government sector. North Carolina is shifting from its predominantly agricultural economy to a service and goods-producing economy. The labor force has undergone significant changes during recent years with the advent of Research Triangle Park in surrounding counties as well as in the Charlotte metropolitan area. The majority of non-agricultural employment is spread among manufacturing, retail trade, services, and the government sector. As such, the labor force mirrors this increased emphasis toward non-agricultural production. Citing the North Carolina Employment Security Commission, total non-agricultural employment as of December 2000 was approximately 3,989,900 jobs, of which 764,400 were in manufacturing. These figures have moved in opposite directions since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in manufacturing. North Carolina lost more manufacturing jobs than any other state last year, a net loss of 27,800 jobs. North Carolina's decline in manufacturing is due in part to foreign competition for textile jobs and the economic slowdown in computer and electronic industries. Overall, the state gained about 26,000 jobs last year, mostly in finance, services, transportation, and public utilities. Total non-agricultural employment is slightly higher than in 1999 when there were approximately 3,778,200 jobs in this category. A majority of the employment that was available within the non-agricultural sector as of December 2000 was provided by the services industry, retail trade, manufacturing, and the government sector. The Bureau of Labor Statistics reported in December 2000, manufacturing provided approximately 764,400 jobs, retail trade provided approximately 870,400 jobs, services provided approximately 1,042,000 jobs, and the government sector provided approximately 623,500 jobs.


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      Based upon the available  official census estimates of population  growth, the population of North Carolina increased 11.4 percent from 5,880,095 in 1980 to 6,632,448 in 1990, and further increased to 7,651,000 in 2000, for an increase of over 15 percent from 1990. The North Carolina Employment Security Commission estimates the unadjusted unemployment rate in December 2000 to have been 4.0 percent of the labor force, which has been rising incrementally throughout the year, while the national, unadjusted unemployment rate has hovered in the area of 4.0 percent. North Carolina's unemployment rate had been below 4.0 percent since November 1996.

      Agriculture remains North Carolina's basic economic component. North Carolina ranked ninth (9th) in the nation in 1999 total farm income. Total gross agricultural income in 1999 was approximately $6.974 billion, down from $7.3 billion in 1998 and $8.2 billion in 1997. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 1999 was over $2.2 billion, accounting for approximately
33.5 percent of the gross agricultural income. These figures are down from $2.3 billion in 1996. In addition, tobacco production remains a leading source of agricultural crop income in North Carolina; however, this number continues to decrease. Income production of tobacco for 1999 was approximately $784 million, accounting for approximately 11.1 percent of the gross agricultural income. The amount of income received was down from $976 million in 1998 and $1.19 billion in 1997. The percentage of the State's gross agricultural income from tobacco sales continues to decline from 13.9 percent in 1998 and 14.4 percent in 1997. federal legislation and regulatory measures regarding production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco-farming sector could have negative effects on farm income and the state's economy as a whole. In 2000, total production of flue-cured tobacco (one of North Carolina's largest agricultural commodities) again decreased from the year before, down 7 percent from 1999. For the first time in several years, though, North Carolina flue-cured tobacco growers did not have to contend with erratic, damaging weather patterns. In 2000, burley tobacco producers harvested 7,400 acres, a 5.0 percent decrease from 1999. However, yield for burley tobacco, at 1,500 pounds per acre, was up 150 pounds from 1999.

      In 1999, there were again approximately 58,000 farms in North Carolina as compared to 59,000 in 1997 and 59,500 in 1994. Notwithstanding the total decrease in the total number of North Carolina farms, the diversity of agricultural products in the state and a continuing thrust in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1999 North Carolina ranked first (1st) in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised, and sweet potatoes; second (2nd) in the production of cucumbers for pickles, the number of hogs and pigs, the number of hogs and pigs cash receipts, Christmas trees cash receipts, and trout sales; third (3rd) in poultry and egg products cash receipts; fourth (4th) in the production of greenhouse and nursery cash receipts, commercial broilers, peanuts, blueberries, and strawberries; fifth (5th) in the production of burley tobacco and net farm income; and seventh
(7th) in the production of cotton, catfish sold, apples, peaches, rye, watermelons, and cash receipts from livestock, dairy, and poultry. Correspondingly, a strong agribusiness sector also undergirds farmers with farm inputs (fertilizer, insecticide, pesticide, and farm machinery) and processing


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of   commodities   produced  by  farmers   (vegetable   canning  and   cigarette
manufacturing).

      The North Carolina Department of Commerce, Travel, and Tourism Division has reported that approximately $11.9 billion was spent in 1999 on tourism related activities in the State, making tourism one of the largest economic sectors in North Carolina. This is compared to approximately $10.8 billion in 1998, $10.1 billion in 1997, $9.8 billion in 1996, $9.1 billion in 1995, and
$8.5 billion in 1994. An estimated 4.4 million people visited North Carolina in 1999. Domestic travelers spent $11.4 billion in 1999, a 5.8 percent increase over 1998. In 1999, the State's travel industry generated more than $986.4 million in state and local taxes. The greatest number of visitors to the state came from Virginia, South Carolina, Georgia, Florida, Maryland, New York, Pennsylvania, Tennessee, and Ohio.

      LEGISLATIVE DEVELOPMENTS. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly recently affecting the State budget and fiscal health.

      Management of the government is responsible for the establishment and maintenance of an internal control structure designed to ensure that the assets of the State are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with generally-accepted accounting principles. The internal control structure is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived, and (2) the valuation of costs and benefits requires estimates and judgments by management.

      As a recipient of federal financial assistance, the State also is responsible for ensuring that an adequate internal structure is in place to ensure compliance with applicable laws and regulations related to those programs. This internal control structure is subject to periodic evaluation by management, internal audit staff, and independent auditors of the government.

      In November 1996, the voters of North Carolina approved bonds in the amount of $1.8 billion for school construction and $950 million for highway construction. In November 1998, North Carolina voters approved $800 million of new debt to finance grants and loans to local government units for waste supply systems, wastewater collection systems, wastewater treatment plants, and water conservation and water reuse projects; and an additional $200 million of new debt to finance grants, loans, or other financing to public or private entities for construction of natural gas facilities. On September 1, 2000, $300 million in Public Improvement Bonds were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million. The bonds were issued at rates ranging between 5.0 percent and 5.1 percent, with a final maturity date of September 1, 2018. On June 30, 2000, the State's outstanding general obligation debt totaled $2.5 billion, with an additional $1.95 billion approved and unissued on June 30, 2000 (prior to a November 7, 2000 bond vote). Outstanding general obligation debt is expected to peak at $6.043 billion for fiscal year 2005-06.



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      North Carolina sold $450 million of General Obligation School Construction
Bonds in March 1999. Correspondingly, the state also sold $25.905 million of Clean Water Refunding Bonds at the same time. The refunding bonds provided funds for refunding $24 million of Clean Water Bonds Series 1994A.

      After seven (7) straight years of healthy General Fund surpluses, a number of unusual factors converged on the revenue stream during the 1999-2000 fiscal year, leading to an estimated shortfall of $135.3 million, or one (1) percent of the $13.3 billion estimated general fund revenues. On February 6, 2001, North Carolina Governor Mike Easley said the state budget shortfall could grow to between $605.9 million and $740.8 million by the end of June 2001. On February 8, 2001, the governor declared a budget emergency.

      The shortfall, for the state's $14 billion annual budget, is currently estimated at nearly $800 million, the result of a combination of economic woes including declining tax revenue and skyrocketing costs in Medicaid (the State's insurance program for the poor). Furthermore, North Carolina was forced to pay a $60 million court judgment for over-taxation of car finance companies, a $440 million settlement for intangibles tax refunds, and a $799 million settlement for refunds to government retirees. In addition, the State is still trying to recover from the $800 million in economic damage inflicted by Hurricane Floyd in 1999.

      In January 2001, in order to deal with the shortfall, the governor froze hiring, state travel and construction projects, and nearly all government purchases. The budget emergency declared in February will allow the governor to consider options such as employee furloughs, cutting back the State's school construction fund, raiding the Clean Water Management Trust Fund, diverting State contributions to employee pensions, diverting money from an unemployment trust fund, using unspent Hurricane Floyd relief money, and diverting interest earnings from the State's share of the national tobacco settlement. Another option is to approve a state-run lottery, which has historically been met with reluctance from the General Assembly.

      Over the past 20 years, North Carolina state debt obligations have maintained ratings of Aaa by Moody Investors Service, AAA by Standard & Poor's, and AAA by Fitch. The current budgetary gap could potentially downgrade North Carolina's credit rating if the State's savings are raided, thereby raising interest rates at which the State could borrow money. However, it was reported on March 7, 2001 that North Carolina held onto its blue-chip credit rating. Standard & Poor's, Moody Investors Service, and Fitch all re-affirmed the State's credit rating on more than $2 billion in outstanding debt and graded $380 million debt to finance new schools, college buildings, and utility improvements AAA as well. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended, or withdrawn entirely by either rating agency.


      In addition, the state maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the General Assembly. Activities of the General Fund and most departmental special revenue funds are included in the annual appropriated budget. The state Highway Fund and the Highway Trust Fund, the state's major special revenue funds, are primarily budgeted on a multi-year basis. Capital projects are funded and planned in accordance with the


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time it will take to complete the project. The level of budgetary control (I.E., the level at which expenditures cannot legally exceed the appropriated amount) is exercised at both the departmental and university level via quarterly allotments, with allotment control exercised by the State Controller, and on the program line-item levels requiring certain approvals by the Director of the Budget. Legislative authorization of departmental expenditures appears in the State Appropriation Bill. This "Certified Budget" is the legal expenditure authority; however, executive changes to the legal budget may be approved by the Office of the State Budget and Management (OSBM). This results in the "Final Budget" presented in the financial statements.

      Revenues and other financing sources for general governmental functions (General Fund, special revenue funds, and capital projects funds) amounted to $26.13 billion for the fiscal year ended June 30, 2000. Tax revenues increased by $752 million in 2000, reflecting a higher rate of growth in income tax collections of 7.73 percent in 2000 versus 5.37 percent in 1999. Individual income tax collections increased by $511 million in 2000 to $7.098 billion (a
7.76 percent increase from 1999). Sales tax collections grew by $19 million in 2000 (a 0.57 percent increase over 1998). Highway taxes were $1.594 billion in 2000, $88.6 million more than in 1999 (a 5.89 percent increase from 1999). Federal funds revenues grew by $956 million in 2000, an increase of 15.2 percent over 1999. Increases in federal revenues are due to increased federal program expenditures for which the state is reimbursed. Finally, investment earnings of $500.9 million reflect a decrease of $28 million in 2000. This includes realized/unrealized gains, and distributed and accrued interest on cash and investments.

      The trend of increases in expenditures, an increase of $2.26 billion for 2000, was directly related to the continued emphasis on education ($421 million increase), health and human services ($476 million increase), and Hurricane Floyd disaster relief expenditures administered by the Department of Crime Control and Public Safety (public safety, corrections, and regulation function, $329 million increase). General government expenditures increased by $190 million, or 18.3 percent. The largest part of this increase relates to decreased offsetting retirees' health premium revenues which were used to fund retirees' health premium expenditures.

      A large portion of the  governmental  expenditures  has been the result of litigation that was settled by the State. On February 21, 1996, the United States Supreme Court declared North Carolina's intangibles tax unconstitutional. SMITH V. STATE was an action aimed principally at recovering intangibles tax refunds for the taxpayers who failed to comply with the provisions of G.S. 105-267 for timely protest of the tax. On December 4, 1998, the United States Supreme Court ruled that North Carolina will have to pay refunds to non-protestors who paid intangible taxes. This case was consolidated with SHAVER
V. STATE, another action for refunds of intangibles tax paid on shares of stock. The consolidated case was settled and the agreement required the State to pay $440 million into a settlement fund in two installments, $200 million by October 1, 1999 and $240 million by July 10, 2000. All payments required of the State by the settlement have now been paid, and the Superior Court is supervising the refunds.

      On June 10, 1998, the General Assembly reached an agreement settling BAILEY V. STATE, EMORY V. STATE, and PATTON V. STATE. The issues in these cases focus on state income taxation and refunds for state and federal government retirees. The agreement, embodied in a consent order, provided the State would pay $799 million in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, state, and local government retirees. The first installment of $400 million was paid from the 1998-1999 fiscal year budget. A liability of $399


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million was recorded in the General Fund on June 30, 1999 and  immediately  paid in July 1999. All payments required of the State by the settlement agreement have now been paid. The Superior Court is supervising the payment of the refunds.

      In November 1998, 46 states' Attorneys General and the major tobacco companies executed a proposed settlement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in a Consent Decree in December 1998. In March 1999, the General Assembly enacted a law approving the establishment of a foundation (known as "Golden L.E.A.F.") to provide economic impact assistance to economically affected or tobacco dependent regions in North Carolina. The court must review the law for compliance with the intent outlined in the Consent Decree. The foundation would receive 50 percent of the settlement. The remaining half would be split equally between two trust funds established by the General Assembly. One trust fund would be for the benefit of tobacco farmers, quota holders, and persons in tobacco-related businesses (known as the "Tobacco Commission Trust Fund"), and the second trust fund would be for health programs (known as the "Health and Wellness Fund"). North Carolina received its fiscal 2001 distribution from the settlement. According to the North Carolina Department of Agriculture and Consumer Services, in December of 2000, the Health and Wellness Fund received a payment of approximately $59 million, which includes interest. In January 2001, the Tobacco Commission Trust Fund also received a payment of approximately $59 million, which includes interest. The remaining portion of the 2001 distribution goes to Golden L.E.A.F.

      North Carolina Phase II Tobacco Certification Entity, Inc. is the state-organized entity responsible for oversight of the State's share of proceeds from another tobacco settlement negotiated by cigarette-makers and the states. Under this settlement, tobacco companies agreed to create a $5.15 billion trust fund to compensate tobacco growers and quota holders in 14 grower states, including North Carolina, over the next 12 years from an anticipated decline in cigarette sales. North Carolina growers and allotment holders could receive about $2 billion, the largest portion of the settlement among the states.

      Many signs point to an economic slowdown in North Carolina. Statewide employment increased 1.8 percent during the first nine (9) months of 2000 compared to a 3.0 percent increase during the same time period in 1999. Job layoffs in the State rose from a quarterly average of 5,400 in 1999 to a quarterly average of 7,800 during the first half of 2000. Even in the fast-growing metropolitan counties of North Carolina, the pace of the economy slowed in 2000.

      Although the State's economic engine slowed in 2000, the slowdown did not affect all sectors equally. During the twelve months between August 1999 and August 2000, seasonally adjusted jobs in manufacturing fell 3.4 percent. The manufacturing sectors leading in job losses were textiles, apparel, transportation, equipment, furniture and fixtures, electronic equipment, and tobacco products. These job losses reflected two factors at work in North Carolina. The first is continuing restructuring in the textile, apparel, and tobacco industries. The second factor is reduction in industries making durable products, a change that is typical during economic slowdowns.


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      In contrast, jobs continued to increase in the service sector during 2000.
Over 67,000 jobs were added in services during the past year. Leading gains were wholesalers and retail trade, financial services, educational services, and the federal government.

      There are three (3) major reasons behind the apparent economic slowdown in North Carolina in 2000. First, the national economy slowed in 2000, from a growth rate of 5.0 percent early in the year to under 3.0 percent at the end of the year. This national slowdown meant nationwide purchases of North Carolina products, particularly manufactured products, also slowed in 2000. Second, the current economic expansion in the State is now in its ninth (9th) year, and expansions of such length are difficult to sustain. Third, the Federal Reserve raised interest rates six (6) times since June, 1999 in a specific effort to slow the economy. The Fed's policy appeared to definitely take effect in North Carolina during 2000.

      Finally, Hurricane Floyd (preceded by Hurricane Dennis) hit North Carolina in September, 1999; its aftermath has had profound economic repercussions in the State. Hurricane Floyd impacted the eastern half of the state--the prime agricultural counties--accounting for 20 percent of the state's economy.
Millions of dollars of wealth were destroyed, many businesses were lost, and lives were disrupted. In December 1999, the General Assembly held a special session for the purpose of setting aside $836.6 million in funds for the recovery from damage caused by the winds, rain, and flooding of Hurricane Floyd. Subsequent funds may be needed to match federal aid. In addition, the damage may result in decreased tax revenues from the affected parts of the State in upcoming years. However, as the $836.6 million of funds flow into the economies of the areas affected by Hurricane Floyd, income and sales taxes should offset some portion of the cost to the State's disaster recovery efforts.

      RISK FACTORS FOR THE OHIO FUND. The OHIO FUND will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The OHIO FUND is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

      There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


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      The timely  payment of principal of and interest on Ohio  Obligations  has been guaranteed by bond insurance purchased by the issuers, the OHIO FUND or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.

      Ohio is the seventh most populous state. The 1990 Census count for 2000 was 11,353,140 up from 10,847,100 in 1990.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

      In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the OHIO FUND or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

      The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.


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      Based on updated  results and  forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

      A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

      None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

      The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

      From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

      The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

      The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June, 1999, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bill versions as passed by the House and the Senate and in the acts as passed and signed.


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      From the June 30, 2000  Fiscal  Year ending GRF fund  balance is over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF. The BSF had a February 8, 2001 balance of over $1 billion.

      The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

      By 17 constitutional  amendments approved from 1921 to date (the latest in
2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At February 8, 2001, $1.88 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($25.4 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.11 billion outstanding) ;and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($131.4 million outstanding, with no more than $50 million to be issued in any one year).

      The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

      A constitutional amendment approved by the voters in November 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($330.1 million outstanding as of February 8, 2001) and facilities for state supported and assisted institutions of higher education ($290 million outstanding).

      That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

      A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in


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accordance  with their terms at any time.  The bonds for  conservation  purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from revenues and receipts to be designated by the General Assembly.

      The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission, over $4.94 billion of which were outstanding or awaiting delivery at February 8, 2001.

      In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of February 8, 2001) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

      A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

      A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

      Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2000) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of February 8, 2001) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000 the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, did


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not comply with that requirement.  It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to
be  afforded  an  educational   opportunity.   The  Court  maintains  continuing
jurisdiction, and has scheduled for June 2001 further review by it of State responses to its ruling. With particular respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in its view insufficient.

      A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans).

      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

      For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of February, 2001 six municipalities were in "fiscal emergency" status and four in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to 11 districts with three on preliminary "fiscal watch" status.

      At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

      RISK FACTORS FOR THE OREGON FUND. The market value of the municipal instruments held by the Oregon Fund or the issuer's ability to make payments of principal and interest may be adversely affected by unfavorable economic conditions in the State. While the State's economy has become increasingly more diversified, it relies to a large extent on high technology, export and other industries that are particularly vulnerable to international recessionary cycles. Oregon's growth and economic expansion in the 1990's slowed considerably in response to an unstable Asian market. While the Oregon economy has shown signs of recovery from the Asian financial crisis, it remains exposed to international, as well as national, economic conditions.


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      Some municipal  securities  purchased by the Oregon Fund may rely in whole or in part on ad valorem real property taxes to fund payment of principal and interest. In 1990 Oregon voters approved Measure 5, a statewide property tax limitation that puts a cap on local ad valorem property taxes, subject to some exceptions. In 1997 the voters adopted Measure 50, a constitutional amendment that limits future increases in real property taxes. These measures have resulted in significant loss of revenues to local governments. The State has provided and is expected to continue to provide from income tax revenues financial support to school districts and local government units adversely affected by these measures. While the State has thus far been able to replace lost property tax revenues with increased revenues from its income tax, Measures 5 and 50 may ultimately affect the market value of municipal bonds held by the Oregon Fund or the issuer's ability to make payments, especially with the increased prospect of a nationwide economic slowdown and a resulting reduction in income tax collected.

      In addition, in 2000 Oregon voters approved Measure 7, a constitutional amendment that requires state and local governments to compensate landowners when land use laws result in a reduction in the value of their property. The Oregon courts are in the process of reviewing the constitutionality of this new law. If the law ultimately survives constitutional challenge, the State and local governments may be required to pay substantial amounts to these landowners from its limited revenue sources.

     There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligation bonds issued by the State. Small changes in the supply or demand of these bonds could result in significant changes in the market price of the bonds. If the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.

      RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5,014.9 million at June 30, 2000. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At January 15, 2000, all outstanding general obligation bonds of Pennsylvania were rated AA by S&P and Aa2 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The PENNSYLVANIA FUND assumes no obligation to update this rating information. Over the five-year period ending June 30, 2005, Pennsylvania has projected that it will issue bonds totaling $3,321 million and retire bonded debt in the principal amount of $2,488.2 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 2000, total combined debt outstanding for these agencies was $10,627 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of


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Philadelphia  (the  "Hospital  Authority"),  an  agency  created  by the City of
Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 2000, PHFA has $2,904.8 million of revenue bonds and notes outstanding.

      Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

      Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

      Since 1990, non-agricultural employment in Pennsylvania has grown at an annual rate of 0.2 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately 0.2 percent and 2.0 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 2001 was 4.3 percent compared with 4.2 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January, 2001 was
4.9 percent and 4.7 percent, respectively. The population of Pennsylvania, 12.28 million people in 2000, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1999 estimate of 11.85 million. Per capita income in Pennsylvania for calendar year 1999 of $28,676 was higher than the per capita income of the United States of $28,518. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000 with positive fund balances of $$1,959 million, $2,863 million, and $4,264 million, respectively.

      Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system, and PPG Industries, Inc. v. Commonwealth of Pennsylvania involves whether the manufacturing exemption to the Commonwealth's capital stock


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and  franchise  tax is  unconstitutional.  No estimates  for the amount of these claims is available.

      RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has a tradition of low debt and a large proportion of its general obligation bonds is supported by particular revenue-producing projects. Virginia is one of only nine states in the nation with a "triple A" bond rating for its general obligation debt from the three rating agencies. The ratings reflect the Commonwealth's long standing record of sound fiscal management, its diversified economic base and low debt ratios.

      Use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building
Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case known as the DYKES decision, on a split vote, upheld on rehearing the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debt" under the Virginia Constitution. In 2000, the three major bond rating agencies upgraded nearly $2.3 billion of Virginia's appropriation supported bonds from AA to AA+, just one level below, the AAA ratings of Virginia's general obligation bonds.

      While the Commonwealth has a long history of sound financial operations, variations of a cyclical nature have occurred during the past several years. Tracking a national trend, the large state budget surplus of the previous years did not materialize this year. The 2000-2002 biennium budget, as adopted by the Virginia General Assembly at its 2000 session was predicted on revenue growth totaling 5.5 percent in fiscal year 2001 and 6.9 percent in fiscal year 2002.

      Due to slower than expected economic growth, the revised revenue estimate for 2001 was 3.4 percent and 6.9 percent in fiscal year 2002. As a consequence, the 2000 Appropriation Act appropriates more in general fund expenditures than estimated revenues. Typically, any discrepancies are corrected through budget amendments adopted by the General Assembly during its regular legislative session. However, this year, the General Assembly failed to adopt any budget amendments to the biennial budget, The budget impasse was due to a disagreement between the House of Delegates and the Senate over whether the next installment of the 1998 Personal Property Tax Relief Act (or "car tax") should be implemented. Since the General Assembly failed to adopt any amendments to the state budget, the former budget, adopted in 2000, governs state expenditures. However, the revenue projections in that budget are higher than what was actually collected by the Commonwealth. Therefore, the Governor will have to impose budget reductions at the state agency level to bring expenditures in line with revenues.

      Through an executive order, the Government has ordered a halt to all capital projects not already under contract and reductions in spending for certain state agencies. The Governor has also ordered a temporary hiring and discretionary spending freeze at the agency level. Additionally, the Governor has identified unspent monies from the previous fiscal year to use in offsetting a portion of the projected deficit in the upcoming fiscal year. The Governor has identified approximately 422 million dollars in savings to the state through these measures. Additionally, there may be a special legislative session for another attempt at agreeing on budget amendments that will target spending cuts and preserve the reduction in the personal property taxes on vehicles (or "car tax") under the 1998 Personal Property Tax Relief Act. There are no provisions in the Commonwealth's budget for general tax increases. As required by the Virginia Constitution, the budget must be balanced and the Governor has begun making the necessary spending reductions at the state level to ensure this constitutional mandate is met.

      Revenues for  Virginia's  budget are divided  into one of two  categories:
General Fund or Non-General Fund. General Fund revenues can be used for a variety of government programs and these are the funds that the Governor and the General Assembly have the most discretion to spend. Non-General Fund revenues are set aside for specific purposes. For example, motor vehicle and gasoline taxes are earmarked by law for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

      During FY 2000, Virginia's general Fund received funding primarily from two sources. Individual income taxes accounted for 60% of the resources and sales taxes 20%. These revenues plus other direct revenues from outside sources totaled 96% of the General Fund. The remaining monies came through transfers from other funds, including alcoholic beverage sales and lottery profits. Revenues for FY 2000 (not including transfers) increased of $1.1 billion over FY 1999.

      The Commonwealth had a total outstanding debt at the end of FY 2000 of $13.7 billion. There are three categories of debt for Virginia bonds: general obligation bonds of Virginia taxpayers, limited obligations, which utilize dedicated revenue sources to pay principal and interest, and debt issued by state-created authorities and institutions of higher education.

      Of Virginia's total debt, 7.6% is general obligation debt which is backed by the "full faith and credit" of the Commonwealth. Limited obligation debt constitutes 25.6% of Virginia's total debt. Finally, debt issued by state created authorities and institutions of higher education makes up 66.8% of Virginia's total debt.

      The Virginia General Assembly at its 1998 session passed the Personal Property Tax Relief Act, which provides a significant reduction in the personal property tax (or "car tax") imposed by Virginia localities. Under the terms of the Act, the Commonwealth will assume financial responsibility for a significant portion of the personal property taxes imposed by localities, phased in over a five-year period. The personal property tax reduction was paid initially to the taxpayers directly from the Commonwealth. Since that first year of the tax reduction, the Commonwealth has reimbursed the localities for the reduced personal property taxes. Virginia is currently in the fourth year of the car tax phase out, which requires a 70% reimbursement by the Commonwealth to its localities to fund its portion of the car tax reduction. In the year 2002, the car tax reduction will be fully phased in requiring the state to reimburse localities for 100% of the car tax that they are not longer collecting on the first $20,000 of a vehicle's value. In 1999, the General Assembly adopted legislation to reduce the state portion of the sales and use tax that is imposed on food items from three and one-half percent (3.5%) to one and one-half percent (1.5%) to be phased in over a number of years starting January 1, 2000.

      Virginia's economy is affected generally by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by


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


federal civilian and military installations and the growth of suburban communities around Washington, D.C. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Virginia continues to outpace the nation in many measures of economic growth such as personal income, total wages and salaries, total nonagricultural employment and retail sales. In addition, Virginia's unemployment rate of 2.6 percent for FY 2000 remained lower than the nation's rate of 4.1% and is down from 2.8% for FY 1999.

      Virginia is considered a pro-business state and has encouraged economic development over the last several years. Virginia has seen a large increase in technology related jobs and businesses in the northern portion of the State. IN FY 2000, Virginia added approximately 70,000 new jobs statewide. This growth has provided a strong tax base for Virginia.

                               PORTFOLIO TURNOVER


      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1999 and 2000, INSURED INTERMEDIATE TAX EXEMPT FUND's portfolio turnover rate was 142% and 76%, respectively, INSURED TAX EXEMPT FUND's portfolio turnover rate was 31% and 27%, respectively, and INSURED TAX EXEMPT FUND II'S portfolio turnover rate was 205% and 167%, respectively.For the fiscal years ended December 31, 1999 and 2000, the portfolio turnover rate for each Single State Fund was as follows:

                                   Fiscal Year          Fiscal Year
                                      Ended                Ended
                                DECEMBER 31, 1999    DECEMBER 31, 2000
                                -----------------    -----------------

      ARIZONA FUND                     62%                  42%
      CALIFORNIA FUND                   49                   50
      COLORADO FUND                     40                   46
      CONNECTICUT FUND                  47                   18
      FLORIDA FUND                      68                   59
      GEORGIA FUND                      57                   40
      MARYLAND FUND                     44                   35
      MASSACHUSETTS FUND                32                   38
      MICHIGAN FUND                     21                   23
      MINNESOTA FUND                    23                   32
      MISSOURI FUND                     66                   35
      NEW JERSEY FUND                   52                   41
      NEW YORK FUND                     55                   20
      NORTH CAROLINA FUND               47                   42
      OHIO FUND                         48                   35
      OREGON FUND                       33                   37
      PENNSYLVANIA FUND                 36                   40
      VIRGINIA FUND                     36                   34


                       DIRECTORS OR TRUSTEES AND OFFICERS

     Each Fund's Board of Directors or Trustees, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors or Trustees and executive officers of SERIES FUND, INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, NEW YORK INSURED TAX FREE FUND, MULTI-STATE INSURED TAX FREE FUND, AND/OR TAX-EXEMPT MONEY MARKET FUND, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (75), President and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company Inc. ("EIMCO") First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (45), Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; President and Director, EIMCO, President and Chief Executive Officer, EIC; Chairman and Director, First Financial Savings Bank, S.L.A.

JAMES J. COY (86), Emeritus Director/Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

ROBERT GROHOL** (68), Director/Trustee, 263 Woodland Road, Madison, NJ 07940. Retired, formerly Senior Vice President, Beneficial Management Corporation of America's Gulf Coast, Northwest, and Southern groups.

LARRY R. LAVOIE* (53), Director/Trustee. Assistant Secretary, ADM, EIC, FIAMCO, FICC, and FIMCO, and EIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (79), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (79), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

JAMES M. SRYGLEY** (68), Director/Trustee, 39 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (68), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (71), Director/Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (43), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO and FIAMCO.

CONCETTA DURSO (65), Vice President and Secretary. Vice President, FIMCO and EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

     CLARK D. WAGNER (41), Vice President. Vice President, MULTI-STATE INSURED TAX FREE FUND, NEW YORK INSURED TAX FREE FUND, SERIES FUND, INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, and FIRST INVESTORS GOVERNMENT FUND, INC.; Chief Investment Officer, FIMCO.

---------------------
* These Directors/Trustees may be deemed to be "interested persons," as defined in the 1940 Act.

** These Directors/Trustees are members of the Board's Audit Committee.

+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      As of April 2, 2001, the Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.


      All of the officers and Directors, except for Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings

Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Directors or Trustees of each Fund for the fiscal year ended December 31, 2000.

                   AGGREGATE                        AGGREGATE       AGGREGATE       AGGREGATE      AGGREGATE
                 COMPENSATION        AGGREGATE     COMPENSATION    COMPENSATION    COMPENSATION   COMPENSATION TOTAL COMPENSATION
TRUSTEE           FROM TAX-         COMPENSATION      FROM              FROM        FROM NEW         FROM      FROM FIRST INVESTORS
-------            EXEMPT             FROM         INSURED TAX       MULTI-STATE  YORK INSURED     EXECUTIVE     FAMILY OF FUNDS
                 MONEY MARKET        SERIES         EXEMPT          INSURED TAX     TAX FREE       INVESTORS          PAID
                    FUND*           FUND*(1)         FUND*           FREE FUND*      FUND*           TRUST*     DIRECTORS/TRUSTEES+
                    ----            --------         ----            ---------       ----       --------------  ------------------

James J. Coy**        $0               $0               $0               $0           $0               $0                $0
Glenn O. Head         0                0                0                0            0                0                 0
Kathryn S. Head       0                0                0                0            0                0                 0
Robert Grohol***      30               30               1800             1200         900              30                22,755
Larry R. Lavoie       0                0                0                0            0                0                 0
Rex R. Reed           60               60               3600             2400         1800             60                45,575
Herbert Rubinstein    60               60               3600             2400         1800             60                45,575
James M. Srygley      60               60               3600             2400         1800             60                45,575
John T. Sullivan      0                0                0                0            0                0                 0
Robert F. Wentworth   60               60               3600             2400         1800             60                45,575
Nancy Schaenen***     30               30               1800             1200         900              30                22,820


* Compensation to officers and interested Directors or Trustees of the Funds is paid by the Adviser.

** On March 27, 1997, Mr. Coy resigned as a Director/Trustee of the Funds. Mr. Coy currently serves as an Emeritus Director/Trustee. Mr. Coy is paid by the Adviser.

*** On June 30, 2000, Ms.  Schaenen  resigned as a  Trustee/Director  of the
    Funds.  Ms. Schaenen was replaced by Mr. Grohol.

+ The First Investors Family of Funds consists of 15 separate registered investment companies.

(1) This column only reflects compensation paid with respect to Insured Intermediate Tax Exempt Fund.

      There are no pension or retirement benefits proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.

                                   MANAGEMENT

      Investment advisory services to each Fund are provided by FIMCO pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994, except that prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to INSURED TAX

EXEMPT FUND II, pursuant to the same agreement. FIMCO and EIMCO are wholly owned subsidiaries of First Investors Consolidate Corporation, and their address is 95 Wall Street, New York, NY 10005. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Fund, including a majority of the Directors or Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund. The Board of Directors/Trustees is responsible for supervising the management of the Funds.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

      Under Series Fund's Advisory Agreement, INSURED INTERMEDIATE TAX EXEMPT FUND pays the Adviser an annual fee, paid monthly, of 0.60% of its average daily net assets. Under TAX EXEMPT MONEY MARKET FUND'S Advisory Agreement, the Fund pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets. Under EXECUTIVE INVESTOR TRUST'S Advisory Agreement, INSURED TAX EXEMPT FUND II pays the Adviser an annual fee, payable monthly, according to the following schedule:

      AVERAGE DAILY NET ASSETS                              ANNUAL RATE
      ------------------------                              -----------
      Up to $200 million................................        1.00%
      In excess of $250 million up to $500 million......        0.75
      In excess of $500 million up to $750 million......        0.72
      In excess of $750 million up to $1.0 billion......        0.69
      Over $1.0 billion.................................        0.66

      Under each Advisory Agreement, each Fund other than INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II and TAX EXEMPT MONEY MARKET FUND pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                         Annual
AVERAGE DAILY NET ASSETS                                                  Rate
------------------------                                                 ------

Up to $250 million.....................................................   0.75%
In excess of $250 million up to $500 million...........................   0.72
In excess of $500 million up to $750 million...........................   0.69
Over $750 million......................................................   0.66

      The Adviser has an Investment Committee composed of Michael Deneka, Dennis T. Fitzpatrick, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Patricia D. Poitra, John Sullivan, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      For the fiscal years ended December 31, 1998, 1999 and 2000, INSURED TAX EXEMPT FUND paid $8,060,955, $7,360,756 and $6,624,696, respectively, in advisory fees. For the fiscal year ended December 31, 2000, the Adviser voluntarily waived $262,879 in advisory fees. For the fiscal years ended December 31, 1998, 1999 and 2000, INSURED INTERMEDIATE TAX EXEMPT FUND paid $51,962, $56,704 and $56,656, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $17,321, $18,905 and $18,895, respectively, in advisory fees, and voluntarily assumed expenses for the Fund in the amount of $17,663, $14,349 and $7,991. For the fiscal years ended December 31, 1998 and 1999 and for the period January 1, 2000 to December 17, 2000, INSURED TAX EXEMPT FUND II paid EIMCO advisory fees of $167,864, $167,999 and $147,647, respectively. For the same periods EIMCO voluntarily waived $120,222, $117,559 and $87,771 and voluntarily assumed expenses for the Fund in the amounts of $21,698, $22,985 and $24,054, respectively. From December 18, 2000 to December 31, 2000, Insured Tax Exempt Fund II paid FIMCO advisory fees of $6,116. For the same period, FIMCO voluntarily waived $2,882 and assumed expenses for the Fund in the amount of $1,431.. . For the fiscal years ended December 31, 1998, 1999 and 2000, NEW YORK INSURED TAX FREE FUND PAID $1,263,391, $1,370,405, and 1,240,369 respectively. For the same periods, the adviser voluntarily waived $194,368, $219,370 AND $231,501 respectively in advisory fees. . For the fiscal years ended December 31, 1998, 1999 and 2000, TAX EXEMPT MONEY MARKET FUND paid $87,754, $86,968 and $87,383, respectively, in advisory fees. For the same periods, the Adviser voluntarily assumed expenses for Tax Exempt Money Market Fund in the amounts of $47,827, $68,155 and $47,750, respectively. For the fiscal years ended December 31, 1998, 1999 and 2000, the advisory fees for each Single State Fund were as follows:

                      FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                      DECEMBER 31, 1998   DECEMBER 31, 1999  DECEMBER 31, 2000
                   --------------------   -----------------  -----------------
                      ADVISORY            ADVISORY            ADVISORY
                     FEES PAID    WAIVED  FEES PAID   WAIVED FEES PAID  WAIVED
 ARIZONA FUND          $80,892   $48,535   $94,425   $56,667   $99,822 $55,215
 CALIFORNIA FUND       115,062    38,354   110,640    36,889   109,106  51,354
 COLORADO FUND          28,802    21,121    32,088    20,660    35,488  21,293
 CONNECTICUT FUND      149,832    49,944   159,496    53,131   167,805  55,945
 FLORIDA FUND          192,840    64,180   189,590    63,205   187,865  62,622
 GEORGIA FUND           24,646    18,074    34,677    21,971    46,917  28,150
 MARYLAND FUND          97,393    58,436   113,109    67,845   124,734  69,057
 MASSACHUSETTS FUND    173,952    57,984   172,445    58,278   170,273  56,758
 MICHIGAN FUND         301,761   100,587   289,456    96,478   275,081  91,694
 MINNESOTA FUND         61,475    36,886    63,338    38,002    63,054  37,833
 MISSOURI FUND          15,905    11,663    19,608    12,557    22,982  13,789
 NEW JERSEY FUND       461,383    92,277   451,206    90,280   413,626  82,725
 NORTH CAROLINA FUND    59,265    43,461    69,028    44,369    79,596  47,757
 OHIO FUND             148,974    49,658   149,700    50,029   142,868  47,623
 OREGON FUND            97,924    58,754   106,552    63,972   108,923  60,347
 PENNSYLVANIA FUND     322,441   107,480   310,850   103,916   281,024  93,675
 VIRGINIA FUND         178,665    59,555   176,864    58,960   165,988  55,332

      In addition, for the fiscal year ended December 31, 1998, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $19,230; CALIFORNIA FUND - $14,934; COLORADO FUND - $10,639; CONNECTICUT FUND - $23,659; FLORIDA FUND - $16,869; GEORGIA FUND - $8,211; MARYLAND FUND - $27,029; MASSACHUSETTS FUND - $23,483; MINNESOTA FUND - $22,920; MISSOURI Fund - $7,445; NORTH CAROLINA FUND - $14,159; OHIO FUND - $27,916; OREGON Fund - $31,537; and VIRGINIA FUND - $21,623.

      For the fiscal year ended December 31, 1999, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $22,440; CALIFORNIA FUND - $14,819; COLORADO FUND - $12,828; CONNECTICUT FUND - $17,567; FLORIDA FUND - $14,680; GEORGIA FUND - $9,522; MARYLAND FUND - $29,048; MASSACHUSETTS FUND - $19,786; MINNESOTA FUND - $23,699; MISSOURI Fund - $13,470; NORTH CAROLINA FUND - $22,726; OHIO FUND - $20,008; OREGON FUND - $33,336; and VIRGINIA FUND - $23,584.

      For the fiscal year ended December 31, 2000, the Adviser voluntarily reimbursed expenses for the Funds as follows: Arizona Fund - $11,496; California Fund - $2,015; Colorado Fund - $15,150; Connecticut Fund - $17,434; Florida Fund
- $14,309; Georgia Fund - $7,948; Maryland Fund - $16,796; Massachusetts Fund - $21,450; Minnesota Fund - $15,348; Missouri Fund - $12,807; North Carolina Fund
- $17,076; Ohio Fund - $16,809; Oregon Fund - $28,034; Virginia Fund - $20,374.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

      Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

      Prior to December 18, 2000, EXECUTIVE INVESTORS CORPORATION ("EIC") served as the principal underwriter for EXECUTIVE INVESTORS TRUST. EIC is an affiliate of FIC. For the fiscal years ended December 31, 1998 and 1999 INSURED TAX EXEMPT FUND II paid EIC underwriting commissions of $9,625 and $6,072; and for fiscal year 1998, EIC reallowed $76,513 to unaffiliated dealers and $1,494 to FIC, and for fiscal year 1999 EIC reallowed $31,856 to unaffiliated dealers and $6,388 to FIC. For the period January 1, 2000 to December 17, 2000 the Fund paid EIC $4,058 in underwriting commissions and for the same period EIC reallowed $0 to unaffiliated dealers and $27,065 to FIC. For the period December 18, 2000 to December 31, 2000, the Fund paid $0 in underwriting commissions to FIC.

      For the fiscal years ended December 31, 1998, 1999 and 2000, FIC received underwriting commissions with respect to INSURED TAX EXEMPT FUND of $461,174, $398,742, and $315,995, respectively. For the same periods, FIC reallowed an additional $25,573, $30,521, and $38,207, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1998, 1999 and 2000, FIC received underwriting commissions with respect to INSURED INTERMEDIATE TAX EXEMPT FUND of $45,783, $115,366 and $23,169, respectively. For the same periods, FIC reallowed an additional $23,492, $359 and $9,460, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1998, 1999 and 2000, underwriting fees with respect to SINGLE-STATE INSURED TAX FREE FUNDS were as follows:



                       FISCAL YEAR ENDED                       FISCAL YEAR ENDED               FISCAL YEAR ENDED
                       DECEMBER 31, 1998                       DECEMBER 31, 1999               DECEMBER 31, 2000
                   --------------------------------   ----------------------------------     -------------------------------
                     AMOUNTS     ADDITIONAL AMOUNTS     AMOUNTS       ADDITIONAL AMOUNTS     AMOUNTS      ADDITIONAL AMOUNTS
                     RECEIVED      REALLOWED TO         RECEIVED         REALLOWED TO        RECEIVED       REALLOWED TO
                      BY FIC     UNAFFILIATED DEALERS    BY FIC       UNRELATRD DEALERS       BY FIC       UNAFFIALITED
                     --------   -------------------    --------     ------------------       -------    --------------------

ARIZONA FUND         $27,012           $29,452         $78,221       $20,969                 $33,700     $ 14,837
CALIFORNIA FUND      26,095             36,723         25,273         27,579                  37,816      104,753
COLORADO FUND        17,248              5,351         52,720         11,470                  26,994       22,419
CONNECTICUT FUND     68,989              6,179         127,097           552                  51,468        6,547
FLORIDA FUND         97,180             34,780         145,577        14,741                  58,907       11,225
GEORGIA FUND          3,332              5,863         31,009              0                  12,742          718
MARYLAND FUND        35,105             53,136         45,749         68,079                  41,916       65,724
MASSACHUSETTS FUND   53,376              3,889         58,748          2,583                  25,751        4,944
MICHIGAN FUND        60,258             60,582         77,405         44,548                  27,529       41,394
MINNESOTA FUND       19,242                 52         44,710              0                  12,668        1,353
MISSOURI FUND         5,458             11,026         20,834         31,701                   6,276       25,435
NEW JERSEY FUND      203,486            15,187         225,543         8,331                 226,063       18,629
NEW YORK FUND        202,504            23,018         201,340        12,886                 233,071       24,463
NORTH CAROLINA FUND  42,966             18,318         52,278         18,243                  33,021       12,834
OHIO FUND            66,226             24,809         73,213         40,366                  59,127       15,691
OREGON FUND          85,349             16,342         106,119         7,037                  61,907        9,910
PENNSYLVANIA FUND    69,819             78,183         85,597         34,465                  50,521       23,040
VIRGINIA FUND        179,231            13,533         132,170         7,624                  80,983       10,899

-----------------------------------------------------------------------------------------------------------------------



                               DISTRIBUTION PLANS

      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a reimbursement plan, except for the INSURED INTERMEDIATE TAX EXEMPT FUND Class A Plan, which is a compensation plan, and the TAX-EXEMPT MONEY MARKET FUND Class A Plan, which is a defensive plan. Each Class B Plan is a compensation plan.

      Each Plan was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually be either the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

      Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors or Trustees.

      In adopting each Plan, each Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors or Trustees, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

      TAX-EXEMPT MONEY MARKET FUND has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

      The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of TAX-EXEMPT MONEY MARKET FUND, or upon notice by the Underwriter.

      For the fiscal year ended December 31, 2000, INSURED INTERMEDIATE TAX EXEMPT FUND paid $13,608 and accrued $24,189 in 12b-1 fees pursuant to SERIES FUND's Class A Plan. For the fiscal year ended December 31, 2000, INSURED TAX EXEMPT FUND paid $2,500,974 in 12b-1 fees pursuant to its Class A Plan. For the fiscal year ended December 31, 2000, INSURED TAX EXEMPT FUND II paid $45,378 in 12b-1 fees pursuant to EXECUTIVE INVESTORS TRUST Class A Plan. For the fiscal year ended December 31, 2000, NEW YORK INSURED paid $481,111 pursuant to its
Class A Plan. For the fiscal year ended December 31, 2000, each Fund of Multi-State Insured paid the following amounts pursuant to their Class A Plan:
ARIZONA  FUND -  $25,331;  CALIFORNIA  FUND - $27,786;  COLORADO  FUND - $8,883;
CONNECTICUT FUND - $37,864; FLORIDA FUND - $48,151; GEORGIA FUND - $11,721; MARYLAND FUND - $27,017; MASSACHUSETTS FUND - $42,576; MICHIGAN FUND - $71,061; MINNESOTA FUND - $16,651; MISSOURI FUND - $5,675; NEW JERSEY FUND - $103,111; NORTH CAROLINA FUND - $19,068; OHIO FUND - $36,452; OREGON FUND - $26,724; PENNSYLVANIA FUND - $71,329; and VIRGINIA Fund - $42,106. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:



                                           COMPENSATION TO   COMPENSATION TO         COMPENSATION TO
     FUND                                    UNDERWRITER        DEALERS              SALES PERSONNEL
     ----                                    -----------        ---------            ---------------

     INSURED INTERMEDIATE TAX EXEMPT FUND          7,116                   23                      6,469
     INSURED TAX EXEMPT FUND                   1,613,863                1,240                    885,871
     INSURED TAX EXEMPT FUND II*                  15,102                    0                     30,276
     ARIZONA FUND                                 10,392                  866                     14,073
     CALIFORNIA FUND                              11,182                1,871                     14,733
     COLORADO FUND                                 2,295                    0                      6,588
     CONNECTICUT FUND                              9,071                   48                     28,745
     FLORIDA FUND                                 13,733                3,492                     30,926
     GEORGIA FUND                                  2,751                  436                      8,534
     MARYLAND FUND                                19,325                  433                      7,259
     MASSACHUSETTS FUND                           11,181                  211                     31,184
     MICHIGAN FUND                                10,166               17,655                     43,240
     MINNESOTA FUND                                5,323                1,562                      9,766
     MISSOURI FUND                                 3,440                  134                      2,101
     NEW JERSEY FUND                              29,181                1,569                     72,361
     NEW YORK INSURED                            285,012                    0                    196,099
     NORTH CAROLINA FUND                           5,653                  596                     12,819
     OHIO FUND                                     2,102                5,842                     28,508
     OREGON FUND                                   4,955                  106                     21,663
     PENNSYLVANIA FUND                            35,445                7,402                     28,482
     VIRGINIA FUND                                11,304                2,600                     28,202



      For the fiscal year ended December 31, 2000, INSURED TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II, INSURED INTERMEDIATE TAX EXEMPT FUND and TAX-EXEMPT MONEY MARKET FUND paid $41,282, $11, $12,709 and $253, respectively, in 12b-1 fees pursuant to their respective Class B Plan. For the fiscal year ended December 31, 2000 NEW YORK INSURED TAX FREE FUND paid $40,654 pursuant to its Class B Plan. For the fiscal year ended December 31, 2000, each Single State Fund paid the following amounts pursuant to its Class B Plan: ARIZONA FUND - $5,213; CALIFORNIA FUND - $5,657; COLORADO FUND - $2,905; CONNECTICUT FUND - $33,117; FLORIDA FUND - $8,211; GEORGIA FUND - $3,950; MARYLAND FUND - $29,819; MASSACHUSETTS FUND - $12,768_; MICHIGAN FUND - $9,424; MINNESOTA FUND - $815; MISSOURI FUND - $2,268; NEW JERSEY FUND - $32,754; NORTH CAROLINA FUND - $10,789, OHIO FUND - $7,095; OREGON FUND - $10,342; PENNSYLVANIA FUND - $15,974; and VIRGINIA FUND - $9,390. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:



                                           COMPENSATION TO   COMPENSATION TO         COMPENSATION TO
     FUND                                    UNDERWRITER        DEALERS              SALES PERSONNEL
     ----                                    -----------        ---------            ---------------

     INSURED INTERMEDIATE TAX EXEMPT FUND           5,072               6,653                    984
     INSURED TAX EXEMPT FUND                       27,045               5,873                  8,364
     *INSURED TAX EXEMPT FUND II                       11                   0                      0
     TAX EXEMPT MONEY MARKET FUND                       0                   0                    253
     NEW YORK INSURED                              21,257              14,343                  5,054
     ARIZONA FUND                                       6               4,783                    424
     CALIFORNIA FUND                                    0               5,390                    267
     COLORADO FUND                                    168                   0                  2,737
     CONNECTICUT FUND                              18,884                   0                 14,233
     FLORIDA FUND                                     662               1,381                  6,168
     GEORGIA FUND                                     146               3,683                    122
     MARYLAND FUND                                  8,239              17,476                  4,103
     MASSACHUSETTS FUND                             9,137               1,278                  2,353
     MICHIGAN FUND                                  1,153               5,472                  2,799
     MINNESOTA FUND                                   635                   0                    180
     MISSOURI FUND                                      0               1,294                    974
     NEW JERSEY FUND                               17,414              10,619                  4,721
     NORTH CAROLINA FUND                              626               9,551                    612
     OHIO FUND                                        765               5,836                    493
     OREGON FUND                                    7,208               1,453                  1,681
     PENNSYLVANIA FUND                              7,145               3,619                  5,211
     VIRGINIA FUND                                  5,008               2,722                  1,660


      *Prior to December 18, 2000, INSURED TAX EXEMPT FUND II had only one class of undesignated shares and had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to that single class of shares to compensate EIC for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts. From January 1, 2000 to December 17, 2000, INSURED TAX EXEMPT FUND II paid $44,294 in fees pursuant to the Plan. For the same period, EIC waived an additional $29,529 in fees pursuant to the Plan. As of December 18, 2000 the Insured Tax Exempt Fund II adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares and Class B shares, to compensate FIC (First Investors Corporation) for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts. From December 18, 2000 to December 31, 2000 INSURED TAX EXEMPT FUND II paid $1,084 in fees and waived $723 in fees:



                                           COMPENSATION TO   COMPENSATION TO         COMPENSATION TO
                                             UNDERWRITER        DEALERS              SALES PERSONNEL
                                             -----------        ---------            ---------------

      INSURED TAX EXEMPT FUND II
      (1/1/00-12/17/00)                        $14,751                  0                  $29,553
      INSURED TAX EXEMPT FUND II
      (12/18/00-12/31/00)                          351                  0                      723


      DEALER CONCESSIONS. With respect to Class A shares of each Fund, except for Tax Exempt Money Market, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:


                                      SALES CHARGES AS % OF   CONCESSION TO
                                      OFFERING    NET AMOUNT  DEALERS AS % OF
     AMOUNT OF INVESTMENT               PRICE      INVESTED     OFFERING PRICE
     --------------------               -----      --------     --------------
     Less than $25,000..............     6.25%        6.67%        5.13%
     $25,000 but under $50,000......     5.75         6.10         4.72
     $50,000 but under $100,000.....     5.50         5.82         4.51
     $100,000 but under $250,000....     4.50         4.71         3.69

     $250,000 but under $500,000....     3.50         3.63         2.87
     $500,000 but under $1,000,000..     2.50         2.56         2.05

      Notwithstanding the foregoing, with respect to Class A shares of INSURED TAX EXEMPT FUND II, the Fund will reallow a portion of the sales load to the dealers selling the shares to investors who were shareholders prior to December 18, 2000, as shown in the following table:

                                     SALES CHARGES AS % OF  CONCESSION TO
                                     OFFERING  NET AMOUNT  DEALERS AS % OF
      AMOUNT OF INVESTMENT             PRICE    INVESTED   OFFERING PRICE
      --------------------             -----    --------   --------------
      Less than $100,000               4.75        4.99          4.27
      $100,000 but under $250,000      3.90        4.06          3.51
      $250,000 but under $500,000      2.90        2.99          2.61
      $500,000 but under $1,000,000    2.40        2.46          2.16



                        DETERMINATION OF NET ASSET VALUE

ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services are provided to the Fund by Muller Data Corporation. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of the Trust.

      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.

      The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.

TAX-EXEMPT MONEY MARKET FUND

      The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The Board of Directors of the Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

ALL FUNDS

      Each Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical


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            processing   of   pricing   on  that  day,   under   the   following
            circumstances:

            a. In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            b. In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-price underwritings, over-the-counter


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


transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions or dealer concessions may pay for research or other services. In other words, a Fund's brokerage or dealer concessions may be used to pay for a research service that is used in managing another fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and a Fund's Board to analyze a Fund's performance relative to other comparable funds.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board. Each Fund's Board of Directors or Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1998, 1999 and 2000.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

ALL FUNDS

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."


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


TAX-EXEMPT MONEY MARKET FUND

      SUPER CHECKING PROGRAM. Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Financial Savings Bank, S.L.A. ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps," or transfers, funds to your FFS account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 for Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. SHARES OF YOUR FUND ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF OR GUARANTEED BY FFS, AND ARE SUBJECT TO RISK OF LOSS OF PRINCIPAL. For more information on the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FFS at 1-800-304-7748.

      CHECK REDEMPTION PRIVILEGE. You may obtain checks for non-retirement Fund accounts ("Redemption Checks"). Dividends are earned on Fund shares until a Redemption Check clears. You are subject to the rules and regulations of the Custodian covering checking accounts. Neither the Funds nor the Custodian charges you for the use of such Redemption Checks. On presentation of a Redemption Check to the Custodian for payment, the Fund determines that a sufficient number of full and fractional shares are available in your account to cover the amount of the Redemption Check. Shares are considered available after a fifteen day clearing period. The Funds return all canceled checks to you once a month. Neither the Fund nor the Custodian can certify or directly cash Redemption Checks. Any "stop payment" requests must be directed to the Transfer Agent and not to the Custodian. However, there is no guarantee that a "stop payment" request will stop the payment of a Redemption Check. You cannot use the Check Redemption Privilege for the redemption of shares for which certificates have been issued, for redemptions from retirement accounts or for redemptions of shares which are subject to a contingent deferred sales charge ("CDSC"). A CDSC may be imposed on the redemption of Fund shares acquired through an exchange of Class A shares from another Eligible Fund which were originally purchased at net asset value. Because each Fund accrues dividends on a daily basis, you may not redeem your Fund account in its entirety by the use of the check redemption privilege. The Check Redemption Privilege is not available for Super Checking.

      It is your responsibility to be certain that sufficient shares are in your account and available to cover the amount of the Redemption Check since, if there are insufficient shares, the Redemption Check will be returned through banking channels marked "insufficient funds." It is also your responsibility to ensure that such Redemption Checks are not made available to unauthorized individuals and to promptly notify the Funds of any lost or stolen Redemption Checks. Either the funds or the Custodian may at any time amend or terminate the Check Redemption Privilege. The Funds bear all expenses relating to this Check Redemption Privilege.


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


                                      TAXES

FEDERAL INCOME TAX

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund - each Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

      By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by a Fund will qualify as "exempt-interest dividends" as defined in the Prospectuses, and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reportable by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Tax-exempt interest attributable to certain PABs (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Federal Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the federal AMT without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      Each Fund except TAX-EXEMPT MONEY MARKET FUND may acquire zero coupon municipal securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income, including any OID on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Each Fund may invest in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

STATE INCOME TAXES

      ARIZONA. In the opinion of Greenberg Traurig, LLP, Arizona tax counsel to MULTI-STATE INSURED TAX FREE FUND, distributions from the ARIZONA FUND that are received by investors that are individuals, corporations, trusts, and estates


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


subject to Arizona income tax will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States, Puerto Rico, the Virgin Islands or Guam. Other distributions from the ARIZONA FUND, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. This discussion assumes that in each taxable year the ARIZONA FUND qualifies and elects to be taxed as a RIC for federal income tax purposes. In addition, it assumes that in each taxable year the ARIZONA FUND qualifies to pay exempt-interest dividends by complying with the requirements of the Code that at least 50% of its assets at the close of each quarter of its taxable year are invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.

      Interest on indebtedness incurred (directly and indirectly) by an investor to purchase or carry an investment in the ARIZONA FUND should not be deductible for Arizona income tax purposes to the extent that the ARIZONA Fund holds tax-exempt obligations of the state of Arizona or obligations of the United States, Puerto Rico, the Virgin Islands or Guam.


      CALIFORNIA. In the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, a Professional Corporation, California tax counsel to MULTI-STATE INSURED TAX FREE FUND, distributions made to individuals, estates or trusts by the CALIFORNIA FUND are not includable in gross income for California personal income tax purposes to the extent that such distributions are treated as exempt-interest dividends under the Code, and are attributable to California tax-exempt interest, less allocable nondeductible expenses. Such treatment will result provided that the CALIFORNIA FUND qualifies as a regulated investment company under the Code, properly designates such exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the CALIFORNIA FUND by notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in order to establish that exempt-interest dividends are tax-exempt under California law. Qualified tax-exempt obligations under California law generally include obligations issued by California or a local government within California, as well as direct U.S. Government obligations. Direct U.S. Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the CALIFORNIA FUND that are derived from sources other than those described above, including interest on certain non-California obligations such as repurchase agreements and municipal instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includable in income subject to the California alternative minimum tax.


      Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes.

      Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the CALIFORNIA FUND, including exempt-interest dividends.

      California law generally follows federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the CALIFORNIA FUND.

      It is the intent of MULTI-STATE INSURED TAX FREE FUND, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the California Fund, the CALIFORNIA FUND will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular federal income tax and California personal income tax.

      The foregoing description relates only to certain aspects of the California tax treatment of an investment in shares of the CALIFORNIA FUND, it is not intended as an exhaustive analysis of all possible tax consequences applicable to all investors. Investors may be subject to other California tax consequences depending upon their particular situations and should consult their own tax advisers for appropriate tax advice.


      COLORADO. In the opinion of Kutak Rock, LLP, Colorado tax counsel to Multi-State Insured, shareholders of the COLORADO FUND that are corporations, individuals, estates or trusts subject to the Colorado personal income tax will not be required to include in their gross income for Colorado income tax purposes, distributions made by the COLORADO FUND that are derived from interest on obligations issued by the State of Colorado, or any political subdivision thereof on or after May 1, 1980 which obligations are exempt from federal taxation under Section 103(a) of the code. Similarly, corporations, individuals, estates and trusts may exclude from the calculation of Colorado income tax dividend distributions from the COLORADO FUND to the extent attributable to interest on obligations of the United States or its possessions. Colorado statutes provide that corporations, individuals, estates and trusts will not be entitled to exclude from income any dividend distributions from the COLORADO FUND which are attributable to interest exempt from federal income tax under
Section 103(a) of the Code and attributable to obligations issued by any other state or a political subdivision thereof. As a general matter, neither capital gains recognized as a result of the sale of shares in the COLORADO FUND nor capital gain dividends received from the COLORADO FUND can be excluded for purposes of calculating the Colorado income tax by individuals, estates, trusts or corporations. In addition, interest or indebtedness incurred or continued by individuals, estates, trusts, or corporations to purchase or carry shares of the COLORADO FUND will not be deductible for Colorado income tax purposes to the extent that the COLORADO FUND distributions consist of exempt-interest dividends during the applicable taxable year of such shareholder. Colorado has no municipal income taxes.

      CONNECTICUT. In the opinion of Kelley Drye & Warren, LLP, Connecticut tax counsel to Multi-State Insured, shareholders who are Connecticut resident


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individuals  will not be  subject  to the  Connecticut  personal  income  tax on distributions from the CONNECTICUT FUND to the extent that these distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) exempt dividends, as defined under Connecticut income tax
law  as  dividends  from  a  regulated   investment   company   meeting  certain
requirements. Distributions to Connecticut shareholders of the CONNECTICUT FUND that are attributable to sources other than those described above will generally be includable in the Connecticut income of such shareholders.

      Corporate   shareholders  of  the  CONNECTICUT  FUND  subject  to  tax  in
Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the CONNECTICUT FUND and gains resulting from the redemption or sale of shares of the CONNECTICUT FUND.In determining net income, corporate shareholders who own less than 20% of the Connecticut Fund will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code. Corporate shareholders who own 20% or more of the Connecticut Fund will be entitled to deduct 100% of such distributions that qualify as dividends under Section 316 of the Code.

      FLORIDA. In the opinion of Piper Marbury, Rudnick & Wolfe, LLP, Florida tax counsel to MULTI-STATE INSURED TAX FREE FUND, under existing law, shareholders of the Florida Fund will not be subject to the Florida intangible personal property tax on their ownership of FLORIDA FUND shares or on distributions of income or gains made by the FLORIDA FUND to the extent that such distributions are attributable solely to investment in: (i) obligations issued by the United States government and its agencies, instrumentalities or territories (including Puerto Rico, Guam and the U.S. Virgin Islands) (collectively, "Exempt Instruments"); or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("Florida Instruments"). If the FLORIDA FUND is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

      (a) The portion of the net asset value of the FLORIDA FUND'S portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

      (b) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

      (c) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the FLORIDA FUND portfolio will be subject to the Intangible Tax.


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


      Shareholders of the FLORIDA FUND will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Fund's portfolio is exempt. (The FLORIDA FUND has no present intention of investing in assets which will be subject to the Intangible Tax.)

      Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the FLORIDA FUND or on gains resulting from the redemption or exchange of shares of the FLORIDA FUND. Corporate shareholders will be subject to the Florida income tax on all distributions received from the FLORIDA FUND, regardless of the tax-exempt status of interest received from the FLORIDA FUND which is attributable to bonds under section 103(a) of the Code or any other federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the FLORIDA FUND is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

      For Florida state income tax purposes, the FLORIDA FUND itself will not be subject to the Florida income tax so long as it has no income subject to federal taxation.

      Shareholders of the FLORIDA FUND will be subject to Florida estate tax on their FLORIDA FUND shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

      Neither interests held by shareholders of the FLORIDA FUND nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the FLORIDA FUND will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

      GEORGIA. In the opinion of Kutak Rock, LLP, Georgia tax counsel to MULTI-STATE INSURED TAX FREE FUND, shareholders of the GEORGIA FUND that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the GEORGIA FUND that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, or exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the GEORGIA FUND on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

      Capital gains recognized as a result of the sale of shares in the GEORGIA FUND can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.


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


      Georgia tax counsel urges each potential investor in the GEORGIA FUND to consult his or her own tax advisor regarding all GEORGIA FUND income tax related matters specifically pertaining to them.

      MARYLAND. In the opinion of Blank Rome Comisky & McCauley LLP, Maryland tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of shares of the MARYLAND FUND who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to tax in Maryland on MARYLAND FUND dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code and are attributable to: (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities; (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States; or
(3) gain realized by the MARYLAND FUND from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the MARYLAND FUND are attributable to sources other than those described above, such as: (1) interest on obligations issued by states other than Maryland; or (2) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of MARYLAND FUND shares will be subject to Maryland state and local taxation. If the MARYLAND FUND fails to qualify as a regulated investment company for federal income tax purposes, it would be subject to Maryland corporate income tax, and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income certain tax preference items. Interest paid on certain private activity bonds constitutes such a tax preference item. Accordingly, subject to a threshold amount, 50% of any distributions on the MARYLAND FUND attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the MARYLAND FUND to purchase or carry shares of the MARYLAND FUND will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

      MASSACHUSETTS. In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the MASSACHUSETTS FUND to the extent that these distributions (1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the MASSACHUSETTS FUND is a corporation subject to the Massachusetts corporate excise tax, distributions received from the MASSACHUSETTS FUND are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the MASSACHUSETTS FUND will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.


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

      Distributions to holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax that do not qualify as exempt-interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt-interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The MASSACHUSETTS FUND must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the MASSACHUSETTS FUND may recognize taxable gain or loss upon an exchange or redemption of their shares.

      MICHIGAN. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of the MICHIGAN FUND will not be subject to the Michigan income tax or single business tax on MICHIGAN FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the MICHIGAN FUND are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the MICHIGAN FUND are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

      MINNESOTA. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided that the MINNESOTA FUND qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the MINNESOTA FUND who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such tax on MINNESOTA FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the MINNESOTA FUND. If the 95% test is not met, all exempt-interest dividends that are paid by the MINNESOTA FUND generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the MINNESOTA FUND are not derived from the Minnesota Sources, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the MINNESOTA FUND, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.



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


      Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the MINNESOTA FUND" for further discussion of this legislation.

      Subject to certain limitations that are set forth in the Minnesota Rules, MINNESOTA FUND dividends, if any, that are derived from interest on certain
United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the MINNESOTA FUND who are individuals, estates or trusts.

      MINNESOTA FUND distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the MINNESOTA FUND will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota AMT purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the MINNESOTA FUND, at least 80% of the value of the net assets of the MINNESOTA FUND will be maintained in debt obligations the interest on which is exempt from the federal income tax and the Minnesota personal income tax, subject to the discussion in this SAI relating to legislation enacted in Minnesota in 1995. The MINNESOTA FUND seeks to invest so that the 95% test described above will be met.

      Minnesota presently imposes a federal AMT on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes Federal Tax Preference Items. Accordingly, the portion of exempt-interest dividends that constitutes a Tax Preference Item for purposes of the federal AMT, even though it is derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota AMT is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources generally is also subject to the Minnesota AMT imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the MINNESOTA FUND, including all of those that are derived from the Minnesota Sources, generally will be subject to the Minnesota AMT imposed on such shareholders.

      MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to MULTI-STATE INSURED TAX FREE FUND, if a dividend paid by the MISSOURI FUND qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the MISSOURI FUND on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided that the MISSOURI FUND properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. To the extent any dividend (or portion thereof) paid by the MISSOURI FUND is attributable to net interest earned by the MISSOURI FUND on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided (1) the MISSOURI FUND properly designates such dividend


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


(or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the MISSOURI FUND and the shareholder meet certain recordkeeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the MISSOURI FUND to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the MISSOURI FUND, will be subject to the Missouri income tax.

      Dividends paid by the Missouri Fund will not be subject to the city earnings and profits tax of St. Louis. With respect to the city earnings and profits tax of Kansas City (the "City Tax"), dividends received by (1) an individual shareholder of the MISSOURI FUND who is not engaged in a trade or business, or (2) any other shareholder of the MISSOURI FUND (a "Business Taxpayer") who holds shares of the MISSOURI FUND for investment purposes and not as part of its ordinary trade or business, will not be subject to the City Tax. With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the MISSOURI FUND that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in the following paragraph, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the MISSOURI FUND) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.

      The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

      NEW JERSEY. In the opinion of Hawkins, Delafield &Wood, New Jersey tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided the NEW JERSEY Fund qualifies as a qualified investment fund under New Jersey law, shareholders of the NEW JERSEY FUND who are New Jersey residents individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the NEW JERSEY FUND to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the NEW JERSEY FUND. A corporate shareholder of the NEW JERSEY FUND subject to the New Jersey
Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the NEW JERSEY FUND and (2) gains resulting from the redemption or sale of shares of the NEW JERSEY FUND.


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


      Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

      New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

      Except when acceptable investments are unavailable to the NEW JERSEY FUND, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from federal income tax and New Jersey Gross Income Tax. The NEW JERSEY FUND will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.

      NEW YORK. In the opinion of Hawkins, Delafield & Wood, tax counsel to NEW YORK INSURED TAX FREE FUND, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New
York City on distributions from NEW YORK INSURED TAX FREE FUND to the extent that these distributions qualify as exempt-interests dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. NEW YORK INSURED distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

      Distributions to New York resident individual shareholders of NEW YORK INSURED that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of NEW YORK INSURED will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by NEW YORK INSURED.

      NORTH CAROLINA. This opinion of Wyrick Robbins Yates & Ponton LLP, North Carolina tax counsel to MULTI-STATE INSURED TAX FREE FUND, is based on the current provisions of Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Code and the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department, shareholders of the North Carolina Fund will be subject to the tax consequences indicated below.

      Individual shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt
Obligations".) Corporate shareholders of THE NORTH CAROLINA FUND that are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.

      The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the NORTH CAROLINA FUND, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, political subdivisions, or their respective agencies.

      The non-taxability of dividends paid by the NORTH CAROLINA FUND to a shareholder is conditioned upon the NORTH CAROLINA FUND'S providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the NORTH CAROLINA FUND as exempt from tax is subject to North Carolina income tax. The NORTH CAROLINA FUND will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

      Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the federal government, federal agencies or corporations formed by the federal government is not considered income from obligations of the United States and is subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

      Interest from obligations issued under the borrowing power of Puerto Rico, the Virgin Islands, Guam, a Federal Land Bank, a Federal Home Loan Bank, a Federal Intermediate Bank, Farm Home Administration, Export-Import Bank of the United States, Tennessee Valley Authority, U.S. Treasury bonds, notes, bills, certificates and savings bonds, Student Loan Marketing Association, Commodity Credit Corporation, Federal Deposit Insurance Corporation, Federal Farm Credit Bank, Federal Financing Bank, Federal Savings and Loan Insurance Corporation, General Insurance Fund, United States Postal Service, Resolution Funding Corporation, or Financing Corporation (chartered by the Federal Housing Finance Board under 12 U.S.C. ss.1441) is considered to be interest from direct obligations of the United States or its possessions and is tax-exempt for North Carolina income tax purposes.

      In general, a shareholder of the NORTH CAROLINA FUND who is subject to North Carolina income tax will recognize capital gains for North Carolina income tax purposes to the same extent a shareholder would for federal income tax purposes when the NORTH CAROLINA FUND makes a capital gain distribution or a shareholder redeems or exchanges shares, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, its political subdivisions, or their respective agencies.

      OHIO. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided that the OHIO FUND continues to qualify as a RIC for federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the OHIO FUND consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions (the "RIC and 50% tests"), shareholders of the OHIO FUND who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the OHIO FUND to the extent that such distributions are properly attributable to (1) interest on and profit made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (E.G., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

      It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, provided the RIC and 50% tests are satisfied, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the OHIO FUND in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on or profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest on Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the OHIO FUND will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the OHIO FUND to the extent such distributions consist of interest on or profit made on the sale, exchange, or other disposition of Ohio Obligations, provided the RIC and 50% tests are satisfied.

      Except when acceptable investments are unavailable to the OHIO FUND, it will maintain at least 80% of the value of its net assets in obligations that are exempt from federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

      OREGON.  In the opinion of Weiss,  Jensen,  Ellis & Howard, a Professional
Corporation, Oregon tax counsel to MULTI-STATE INSURED TAX FREE FUND, shareholders of the OREGON FUND who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the OREGON FUND to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities; (2) such distributions are attributable to interest from obligations issued by possessions of the United States; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the OREGON FUND are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in federal gross income will be includable as capital gains in Oregon income of a shareholder.

      Interest  on   indebtedness   incurred   (directly  or  indirectly)  by  a
shareholder of the OREGON FUND to purchase or carry shares of the OREGON FUND will not be deductible for purposes of the Oregon personal income tax.

      Shareholders of the OREGON FUND that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the OREGON FUND.

      PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to MULTI-STATE INSURED TAX FREE FUND, Individual shareholders of the PENNSYLVANIA FUND who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the PENNSYLVANIA FUND that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

      Shares of the PENNSYLVANIA FUND that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the PENNSYLVANIA FUNDS portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the PENNSYLVANIA FUND reports to its investors the percentage of Exempt Obligations held by it for the year. The PENNSYLVANIA FUND will report such percentage to its shareholders.

      The Pennsylvania Department of Revenue takes the position that a RIC is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon federal taxable income, items excluded from federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the PENNSYLVANIA FUND are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Pennsylvania capital stock and franchise taxes.

      Except when acceptable investments are unavailable to the PENNSYLVANIA FUND, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from federal income tax and Pennsylvania personal income tax and personal property taxes.

      VIRGINIA. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to MULTI-STATE INSURED TAX FREE FUND, interest on exempt obligations in the VIRGINIA FUND passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the VIRGINIA FUND subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the VIRGINIA FUND that are exclusively (1) both tax-exempt for federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the VIRGINIA FUND, the VIRGINIA FUND intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the VIRGINIA FUND.

      In general, an individual shareholder of the VIRGINIA FUND who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he or she would for federal income tax purposes when the VIRGINIA FUND makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

      Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the VIRGINIA FUND will not be deductible for Virginia income tax purposes.

                             PERFORMANCE INFORMATION

ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      A Fund may advertise its performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 2000 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1),(2)



                                   ONE YEAR            FIVE YEARS            TEN YEARS            LIFE OF FUND
                               CLASS A  CLASS B     CLASS A   CLASS B     CLASS A    CLASS B     CLASS A(3) CLASS B(4)
                               -------  -------     --------  -------     --------   -------     -------    -------


INSURED INTERMEDIATE             10.11%     9.16%      5.72%    4.71%        N/A        N/A        5.55%       5.96
  TAX EXEMPT FUND
INSURED TAX EXEMPT FUND          11.93%    11.12       4.87     4.13         6.16%      N/A        N/A          5.78
INSURED TAX EXEMPT FUND II       13.50%     N/A        6.54     N/A          8.74       N/A        N/A          N/A
NEW YORK INSURED                 12.41%    11.65       4.88     4.16         6.32       N/A        N/A          5.71
ARIZONA FUND                     10.89%     9.94       5.53     4.69         7.39       N/A        N/A          6.56
CALIFORNIA FUND                  13.56%    12.74       5.97     5.14         7.45       N/A        N/A          6.89
COLORADO FUND                    11.71%    10.78       5.85     5.00         N/A        N/A        7.04         6.82
CONNECTICUT FUND                 10.45%     9.58       5.27     4.44         6.85       N/A        N/A          6.20
FLORIDA FUND                     11.61%    10.67       5.33     4.51         7.45       N/A        N/A          6.53
GEORGIA FUND                     13.61%    12.76       5.97     5.13         N/A        N/A        7.11         6.95
MARYLAND FUND                    12.05%    11.17       5.64     4.80         7.09       N/A        N/A          6.59
MASSACHUSETTS FUND               11.83%    10.95       5.09     4.27         6.90       N/A        N/A          6.06
MICHIGAN FUND                    10.96%    10.03       5.22     4.38         7.18       N/A        N/A          6.19
MINNESOTA FUND                   11.08%    10.24       5.45     4.60         6.70       N/A        N/A          6.16
MISSOURI FUND                    12.21%    11.30       5.90     5.04         N/A        N/A        6.93         6.89
NEW JERSEY FUND                  10.41%     9.51       5.04     4.19         6.84       N/A        N/A          5.86
NORTH CAROLINA FUND              12.45%    11.63       5.89     5.04         N/A        N/A        6.70         6.93
OHIO FUND                        11.32%    10.53       5.44     4.61         7.16       N/A        N/A          6.35
OREGON FUND                      11.04%    10.18       5.70     4.85         N/A        N/A        6.43         6.66
PENNSYLVANIA FUND                11.29%    10.44       5.25     4.42         7.08       N/A        N/A          6.37
VIRGINIA FUND                    11.46%    10.64       5.29     4.45         7.07       N/A        N/A          6.25
-----------------------


(1) All Class A average annual total return figures reflect the maximum sales charge of 6.25%. For certain of the Funds, prior to July 1, 1993, the maximum sales charge was 6.90%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) Certain expenses of the Funds have been waived from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived .

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II -- July 26, 1990; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.

(4) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.




TOTAL RETURN(1),(2)

                                ONE YEAR                FIVE YEARS            TEN YEARS            LIFE OF FUND
                         CLASS A        CLASS B     CLASS A    CLASS B      CLASS A   CLASS B  CLASS A(3)  CLASS B(4)
                         -------        -------     -------    ------       -------   -------  ------      ----------

INSURED INTERMEDIATE          10.11%      9.16%      32.04%      25.88%      N/A        N/A.      46.80%     41.34%
   TAX EXEMPT FUND
INSURED TAX EXEMPT FUND       11.93      11.12       26.82       22.40      81.80       N/A        N/A       39.87
INSURED TAX EXEMPT FUND II    13.50       N/A        37.29        N/A       131.20      N/A        N/A        0.89
NEW YORK INSURED              12.41      11.65       26.93       22.59      84.50       N/A        N/A       39.34
ARIZONA FUND                  10.89       9.94       30.91       25.76      103.99      N/A        N/A       46.14
CALIFORNIA FUND               13.56      12.74       33.61       28.48      105.14      N/A        N/A       48.91
COLORADO FUND                 11.71      10.78       32.86       27.62       N/A        N/A       80.46%     48.28
CONNECTICUT FUND              10.45       9.58       29.29       24.27      93.98       N/A        N/A       43.25
FLORIDA FUND                  11.61      10.67       29.67       24.67      105.20      N/A        N/A       45.94
GEORGIA FUND                  13.61      12.76       33.60       28.41       N/A        N/A       81.47%     49.39
MARYLAND FUND                 12.05      11.17       31.56       26.44      98.43       N/A        N/A       46.44
MASSACHUSETTS FUND            11.83      10.95       28.20       23.28      94.90       N/A        N/A       42.11
MICHIGAN FUND                 10.96      10.03       28.98       23.92      99.99       N/A        N/A       43.18
MINNESOTA FUND                11.08      10.24       30.36       25.23      91.35       N/A        N/A       42.92
MISSOURI FUND                 12.21      11.30       33.18       27.85       N/A        N/A       78.85      48.85
NEW JERSEY FUND               10.41       9.51       27.87       22.81      93.72       N/A        N/A       40.55
NORTH CAROLINA FUND           12.45      11.63       33.10       27.88       N/A        N/A       75.50%     49.17
OHIO FUND                     11.32      10.53       30.34       25.30      99.64       N/A        N/A       44.48
OREGON FUND                   11.04      10.18       31.93       26.71       N/A        N/A       71.67%     46.97
PENNSYLVANIA FUND             11.29      10.44       29.19       24.14      98.18       N/A        N/A       44.61
VIRGINIA FUND                 11.46      10.64       29.41       24.31      97.96       N/A        N/A       43..61


      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 2000 are set forth in the tables below.

-----------------------

(1) All Class A average annual total return figures reflect the maximum sales charge of 6.25%. For certain of the Funds, prior to July 1, 1993, the maximum sales charge was 6.90%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) Certain expenses of the funds have been waived from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II -- July 26, 1990; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.

(4) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.


AVERAGE ANNUAL TOTAL RETURN(1)

                                       ONE YEAR               FIVE YEARS             TEN YEARS                 LIFE OF FUND
                                   CLASS A  CLASS B       CLASS A   CLASS B      CLASS A   CLASS B         CLASS A(2) CLASS B(3)
                                   -------  -------       -------   -------      -------   ------          -------    -------

INSURED INTERMEDIATE TAX EXEMPT     3.19        5.16%      4.36%       4.38%       N/A        N/A           4.58%       5.84
  FUND
INSURED TAX EXEMPT FUND             4.91        7.12        3.52       3.78        5.48       N/A            N/A        5.65
INSURED TAX EXEMPT FUND II          6.40         N/A        5.17        N/A        8.04       N/A            N/A         N/A
NEW YORK INSURED                    5.39        7.65        3.53       3.82        5.63       N/A            N/A        5.58
ARIZONA FUND                        3.93        5.94        4.18       4.36        6.70       N/A            N/A        6.44
CALIFORNIA FUND                     6.48        8.74        4.60       4.81        6.76       N/A            N/A        6.77
COLORADO FUND                       4.70        6.78        4.49       4.67        N/A        N/A            6.26       6.70
CONNECTICUT FUND                    3.57        5.58        3.92       4.10        6.16       N/A            N/A        6.08
FLORIDA FUND                        4.62        6.67        3.98       4.17        6.76       N/A            N/A        6.41
GEORGIA FUND                        6.48        8.76        4.60       4.80        N/A        N/A            6.32       6.83
MARYLAND FUND                       5.06        7.17        4.29       4.47        6.40       N/A            N/A        6.47
MASSACHUSETTS FUND                  4.88        6.95        3.75       3.93        6.21       N/A            N/A        5.94
MICHIGAN FUND                       4.02        6.03        3.88       4.04        6.49       N/A            N/A        6.07
MINNESOTA FUND                      4.15        6.24        4.09       4.27        6.01       N/A            N/A        6.04
MISSOURI FUND                       5.16        7.30        4.54       4.71        N/A        N/A            6.14       6.77
NEW JERSEY FUND                     3.51        5.51        3.70       3.85        6.15       N/A            N/A        5.74
NORTH CAROLINA FUND                 5.43        7.63        4.53       4.71        N/A        N/A            5.91       6.81
OHIO FUND                           4.37        6.53        4.10       4.28        6.47       N/A            N/A        6.23
OREGON FUND                         4.07        6.18        4.35       4.51        N/A        N/A            5.64       6.54
PENNSYLVANIA FUND                   4.37        6.44        3.90       4.08        6.39       N/A            N/A        6.25
VIRGINIA FUND                       4.50        6.64        3.94       4.11        6.38       N/A            N/A        6.12
-----------------------


(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND-- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II-- July 26, 1990; ARIZONA FUND-- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND,
    MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND-- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND-- October 8, 1990; FLORIDA FUND-- October 5, 1990; GEORGIA FUND-- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND-- January 1, 1987; NEW JERSEY FUND-- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND-- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.


TOTAL RETURN(1)

                                       ONE YEAR          FIVE YEARS            TEN YEARS          LIFE OF FUND
                                  CLASS A  CLASS B   CLASS A   CLASS B     CLASS A    CLASS B   CLASS A(2)  CLASS B(3)
                                  -------  -------   -------   -------     -------    -------   -------     -------

INSURED INTERMEDIATE TAX EXEMPT  3.19%       5.16%   23.79%      23.88%       N/A       N/A       37.53%      40.34
 FUND
INSURED TAX EXEMPT FUND          4.91        7.12    18.91       20.40      70.45       N/A        N/A        38.87
INSURED TAX EXEMPT FUND II       6.40         N/A    28.67        N/A       116.76      N/A        N/A        -3.11
NEW YORK INSURED                 5.39        7.65    18.95       20.59      72.93       N/A        N/A        38.34
ARIZONA FUND                     3.93        5.94    22.70       23.76      91.28       N/A        N/A        45.14
CALIFORNIA FUND                  6.48        8.74    25.23       26.48      92.29       N/A        N/A        47.91
COLORADO FUND                    4.70        6.78    24.55       25.62       N/A        N/A       69.26       47.28
CONNECTICUT FUND                 3.57        5.58    21.21       22.27      81.79       N/A        N/A        42.25
FLORIDA FUND                     4.62        6.67    21.55       22.67      92.42       N/A        N/A        44.94
GEORGIA FUND                     6.48        8.76    25.22       26.41       N/A        N/A       70.20       48.39
MARYLAND FUND                    5.06        7.17    23.37       24.44      86.02       N/A        N/A        45.44
MASSACHUSETTS FUND               4.88        6.95    20.24       21.28      82.74       N/A        N/A        41.11
MICHIGAN FUND                    4.02        6.03    20.95       21.92      87.54       N/A        N/A        42.18
MINNESOTA FUND                   4.15        6.24    22.18       23.23      79.31       N/A        N/A        41.92
MISSOURI FUND                    5.16        7.30    24.86       25.85       N/A        N/A       67.72       47.85
NEW JERSEY FUND                  3.51        5.51    19.90       20.81      81.64       N/A        N/A        39.55
NORTH CAROLINA FUND              5.43        7.63    24.78       25.88       N/A        N/A       64.60       48.17
OHIO FUND                        4.37        6.53    22.23       23.30      87.14       N/A        N/A        43.48
OREGON FUND                      4.07        6.18    23.70       24.71       N/A        N/A       61.01       45.97
PENNSYLVANIA FUND                4.37        6.44    21.08       22.14      85.83       N/A        N/A        43.61
VIRGINIA FUND                    4.50        6.64    21.30       22.31      85.60       N/A        N/A        42.61
----------------------------


(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND-- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II-- July 26, 1990; ARIZONA FUND-- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND,
    MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND-- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND-- October 8, 1990; FLORIDA FUND-- October 5, 1990; GEORGIA FUND-- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND-- January 1, 1987; NEW JERSEY FUND-- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND-- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.

      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a

Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:

         TAX FREE YIELD
         --------------
                                       = Taxable Equivalent Yield
      1 - Your Tax Bracket

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

              TAX FREE YIELD
              --------------
                                       = Taxable Equivalent Yield

    1 - [[(1-Your Federal Tax Bracket)

      x State Rate]
    + Your Federal Tax Bracket]


      The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class A shares for the thirty day period ended December 31, 2000 (assuming a federal tax rate of 28%) was 3.53% and 4.90%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class B shares for the same period (assuming a federal tax rate of 28%) was 3.05% and 4.24%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND II Class A shares for the thirty day period ending December 31, 2000 (assuming a federal tax rate of 28%) was 3.67% and 5.10%, respectively. The yield and tax-equivalent yield (assuming a federal tax rate of 28%) for INSURED INTERMEDIATE TAX EXEMPT FUND Class A shares for the thirty days ended December 31, 2000 was 3.45% and 4.79%, respectively. The yield and tax-equivalent yield for INSURED INTERMEDIATE TAX EXEMPT FUND Class B shares for the same period (assuming a federal tax rate of 28%) was 3.01% and 4.18%, respectively. The maximum federal tax rate during this period was 39.6%. During thi period, certain expenses of INSURED INTERMEDIATE
TAX EXEMPT FUND have been waived or reimbursed. Accordingly yield and tax-equivalent yield figures are higher than they would have been had such expenses not been waived or reimbursed. The yield and tax-equivalent yield of each Single State Fund for the thirty days ended December 31, 2000 (assuming a federal tax rate of 28% as well as the maximum rate for the appropriate state) is shown below. During this period, certain expenses of these Funds have been waived or reimbursed. Accordingly, yield and tax-exempt yield figures are higher than they would have been had such expenses not been waived or reimbursed. During this period, the maximum federal tax rate was 39.6%.

                                 YIELD                 TAX-EQUIVALENT YIELD
                         --------------------          --------------------
                           Class A       Class B       Class A      Class B
                            SHARES       SHARES        SHARES        SHARES
                            ------       ------        ------        ------
Arizona Fund                 3.82         3.30         5.59           4.83
California Fund              3.70         3.06         5.67           4.69
Colorado Fund                3.91         3.38         5.72           4.94
Connecticut Fund             3.61         3.11         5.25           4.52
Florida Fund                 3.80         3.25         5.28           4.51
Georgia Fund                 4.03         3.50         5.95           5.17
Maryland Fund                3.91         3.34         5.71           4.88
Massachusetts Fund           3.85         3.32         5.69           4.90
Michigan Fund                3.74         3.19         5.43           4.63
Minnesota Fund               4.04         3.50         6.09           5.28
Missouri Fund                4.01         3.48         5.92           5.14
New Jersey Fund              3.50         2.94         5.19           4.36
New York Insured Tax         3.51         3.10         5.23           4.62
Free Fund
North Carolina Fund          3.97         3.45         5.98           5.19
Ohio Fund                    3.66         3.10         5.45           4.62
Oregon Fund                  3.78         3.24         5.77           4.95
Pennsylvania Fund            3.65         3.09         5.22           4.42
Virginia Fund                3.70         3.16         5.45           4.66

      The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve month period ended December 31, 2000 for Class A shares of INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II and INSURED TAX EXEMPT FUND calculated using the offering price was 3.87%, 4.47% and 4.57%, respectively. The distribution rate for the twelve-month period ended December 31, 2000 for Class B shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated using net asset value was 3.31% and 4.18%, respectively. During this period certain expenses of INSURED INTERMEDIATE TAX EXEMPT FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived. The distribution rate for the Class A shares of NEW YORK INSURED TAX FREE FUND and each Single State Fund for the twelve-month period ended December 31, 2000 calculated using both offering price and net asset value is shown below. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 1999 calculated using net asset value is also shown below. During these periods certain expenses of MULTI-STATE INSURED TAX FREE FUND were waived or reimbursed. Accordingly, distribution rates are higher than they would have been if such expenses had not been waived or reimbursed.


                                       CLASS B SHARES                              CLASS B SHARES
                             DISTRIBUTION RATE CALCULATED USING              DISTRIBUTION RATE CALCULATRD
                           OFFERING PRICE  NET ASSET VALUE                      USING NET ASSET VALUE
                           --------     ---------------                        ----------------------

ARIZONA FUND                 4.86            5.18                                       4.43
CALIFORNIA FUND              4.68            5.00                                       4.20
COLORADO FUND                4.63            4.94                                       4.21
CONNECTICUT FUND             4.64            4.94                                       4.17
FLORIDA FUND                 4.71            5.02                                       4.28
GEORGIA FUND                 4.46            4.76                                       4.03
MARYLAND FUND                4.38            4.67                                       3.92
MASSACHUSETTS FUND           4.75            5.06                                       4.30
MICHIGAN FUND                4.46            4.76                                       4.02
MINNESOTA FUND               4.79            5.11                                       4.37
MISSOURI FUND                4.67            4.98                                       4.29
NEW JERSEY FUND              4.51            4.81                                       4.08
NEW YORK FUND                4.47            4.76                                       4.18
NORTH CAROLINA FUND          4.40            4.70                                       3.92
OHIO FUND                    4.79            5.10                                       4.33
OREGON FUND                  4.47            4.77                                       4.00
PENNSYLVANIA FUND            4.56            4.87                                       4.11
VIRGINIA FUND                4.59            4.89                                       4.16


TAX-EXEMPT MONEY MARKET FUND

      The Fund provides current yield quotations based on its daily dividends. The Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, the Fund provides effective yield quotations for a base period return of seven days. The Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

      The following is an example, for purposes of illustration only, of the current and effective yield and tax-equivalent yield calculation for Class A and Class B shares for the seven day period ended December 31, 2000.

                                                  CLASS A         CLASS B
                                                  SHARES           SHARES
                                                  ------           ------
        Dividends per share from net              .000736012      .000590278
         investment income (seven calendar
         days ended December 31, 2000)
         (Base Period)
        Annualized (365 day basis)*               .038377743      .030778781
        Average net asset value per               $1.00           $1.00
         share of the seven calendar days
         ended December 31, 2000
        Annualized historical yield per           3.84%           3.08%
         share for the seven calendar
         days ended December 31, 2000
        Effective Yield**                         3.91            3.12
        Tax Equivalent Yield***
        Weighted average life to
         maturity of the portfolio on
         December 31, 2000 is 59 days for
         TAX-EXEMPT MONEY MARKET FUND

------------
* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2000.

** Effective Yield = [(Base Period Return+1)365/7] - 1

***Tax Equivalent Yield = (Effective Yield/(1-Tax Rate). For the purpose of this illustration, the tax rate was assumed to be 28%. The maximum federal tax rate during this period was 39.6%.

ALL FUNDS

      A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

      From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposits and six-month money market certificates, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings. In so doing, the reports and literature may refer to sources such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely recognized independent service that monitors and ranks the performance of investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index, and Lehman Aggregate Bond Index, as well as all the components of the Indices.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance data on different types of bonds and different types of stocks (e.g.) by capitalization range.

      Lehman  Brothers  Aggregate  Index is an unmanaged  index which  generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      Salomon     Brothers     Government     Index    is    a    market
      capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The  NYSE  composite  of  component   indices--unmanaged  indices  of  all
      industrial, utilities, transportation, and finance stocks listed on the NYSE.

      Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      Reuters, a wire service that frequently reports on global business.

      Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      Russell 3000 Index, prepared by Frank Russell Company, consists of 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The Russell 3000 trades the return on these stocks based on pure appreciation and depreciation and does not include dividends and income on changes in market values caused by other kinds of corporate changes.

      Russell 3000 Growth Index, prepared by Frank Russell Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and
      price-earnings   ratio.

      Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      Standard    &    Poor's    400    Mid-Cap    Index    is   an    unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      Standard & Poor's Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P500 Index. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

      The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bond funds, and money market funds by age, objective or risk tolerance.

                               GENERAL INFORMATION

      INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND AND TAX-EXEMPT MONEY MARKET FUND were incorporated in the state of Maryland on September 28, 1976, July 5, 1983 and March 11, 1983, respectively. INSURED TAX EXEMPT Fund's authorized capital stock consists of 500 million shares of common stock, all of one series, with a par value per share of $0.01. NEW YORK INSURED TAX FREE FUND's authorized capital stock consists of one billion shares of common stock, all of one series, with a par value per share of $0.01. TAX-EXEMPT MONEY MARKET FUND'S authorized capital stock consists of 5 billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      SERIES FUND, EXECUTIVE INVESTORS TRUST and MULTI-STATE INSURED TAX FREE FUND were organized as Massachusetts business trusts on September 23, 1988, October 28, 1986 and October 30, 1985, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as its Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series. The shares of beneficial interest of Executive Investors Trust are presently one series, having two classes, designated Class A shares and Class B shares. The shares of beneficial interest of MULTI-STATE INSURED TAX FREE FUND are divided into seventeen separate and distinct series, each having two classes, designated Class A shares and Class B shares. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; $.75 for each payment; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of April 3, 2001, the following owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------
FIRST INVESTORS INSURED TAX  9.8            First Clearing Corporation
EXEMPT FUND II                              Francine P. Srygley JTWROS
                                            39 Hampton Road
                                            Chatham, NJ 07928


FIRST INVESTORS INSURED      10.8           Ludvig Ludis Upenieks
INTERMEDIATE TAX EXEMPT                     20 Green Hill Drive
                                            Bolton, CT 06043-7805

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------
FIRST INVESTORS TAX EXEMPT   6.6            Darrel Boyer
MONEY MARKET                                Jacqueline Boyer JTWROS
                                            PO Box 1665
                                            Roseburg, OR  97470

ARIZONA                      5.5            Smith Barney Inc.
                                            PO Box 1136
                                            Edwards, CO  81632

                             19.9           DB Alex Brown LLC
                                            George Washington Rm 1718
                                            23 Lexington Avenue
                                            New York, NY 10010

CALIFORNIA                   9.3            Smith Barney Inc.
                                            388 Greenwich Street
                                            New York, NY  10013

COLORADO                     8.9            V. Arlyne & Gary J Huett Co-Trustees
                                            465  S 16th Avenue
                                            Brighton, Colorado 80601

CONNECTICUT                  7.2            Ludvig Upenieks
                                            20 Green Hills Drive
                                            Bolton, CT 06043-7805

GEORGIA                      17.9           Henry L. Fuqua
                                            1101 Parrotts Cove Road
                                            Greensboro, GA 30642

                             29.3           Edward G. Johnson
                                            Patricia Johnson JTWROS
                                            1510 Braiden Road
                                            Dalton, GA 30720

MARYLAND                     5.3            Donaldson, Lufkin & Jenrette
                                            280 Brookbend Road
                                            Fairfield, CT  06430

                             7.7            First Clearing Corporation
                                            280 Brookbend Road
                                            Fairfield, CT  06430

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------
MICHIGAN                     5.6            Prudential Securities Inc. FBO
                                            Margaret E. Diponio, Trustee
                                            Margaret E. Dipono Lvg Trust
                                            Livonia, MI 48154-5461

MINNESOTA                    7.1            Donald J. Kiel
                                            c/o Can Beranek
                                            Box 757
                                            New Ulm, MN 56073

MISSOURI                     23.8           Salomon Smith Barney, Inc.
                                            Thelma Rubenstein JTWROS
                                            P.O. Box 1136
                                            695 Charolais Circle
                                            Edwards, CO  81632

                             6.1            Margaret Fitzgerald
                                            Tiger Colums
                                            23 South 8th Street
                                            Columbia, MD  65203

                             6.0            BT Alex Brown Incorporated
                                            33 West 34th Street - 3rd Floor
                                            New York, NY 10001

OREGON                                      L. Leroy Bracelin
                                            Joan A. Bracelin JTWROS
                                            TOD/Tracy Skinner/Chuck
                                            Bracelin/Gary Bracelin
                                            688 10th Avenue
                                            Coos Bay, OR  97420

PENNSYLVANIA                 15.5           First Clearing Corporation
                                            Mr. Richard Fine
                                            Mrs. Carole Fine
                                            8 Overlook Road
                                            Clarks, Summit PA  18411-1148

VIRGINIA                     8.4            Legg Mason Wood Walker Inc.
                                            PO Box 1476
                                            Baltimore, MD  21202

      As of March 31, 2001, the following owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------
FIRST INVESTORS TAX-EXEMPT       34.2      First Investors Management Company,
MONEY FUND, INC.                           Inc.
                                           581 Main Street
                                           Woodbridge, NJ  07095
                                           Attention:  William M. Lipkus

                                 65.7      Venita R. Atkins
                                           12004 Clear Creek Drive
                                           Fort Washington, MD  20744

FIRST INVESTORS INSURED          12.0      Maureen Barron
INTERMEDIATE TAX EXEMPT                    Earl Barron
                                           1938 Louisquisset Pike
                                           Lincoln, RI 02865

                                 11.6      U.S. Clearing Corporation
                                           FBO 26 Broadway
                                           New York, NY  10004-1798

                                 6.2       Marjorie Kelvin
                                           700 Smith St. Apt# 241
                                           Providence RI 02908-3599

                                 5.8       Harrison W. Snyder
                                           Road 4 Box 313
                                           Huntingdon, PA 16652

                                 6.3       Lois Marie Roesner, Trustee
                                           Lois Marie Roesner Trust
                                           33 S. Roberts Road
                                           Palatine, IL 60067

                                 5.9       Melvin R. Grote
                                           Klara M. Grote
                                           PO Box 12
                                           Harrison, NE 69346

FIRST INVESTORS INSURED          6.5       James H. Roesner Trustee
TAX EXEMPT                                 James H. Roesner Trust U/A/DTD
                                           33 S Roberts Road
                                           Palatine, IL  60067

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------
FIRST INVESTORS INSURED          32.4      Mary Kertz
TAX EXEMPT FUND II                         34 Reeds Road
                                           Beaufort, SC 29902

                                 31.6      Janice H. Mast
                                           14540 Dade Pine Avenue
                                           Miami Lakes, FL  33014

                                 6.3       Charlene Voskamp
                                           TOD/Mary Voskamp
                                           3707 Chadwell Glen
                                           Houston, TX 77082

                                 16.0      Paul Nelson
                                           17176 FM 156
                                           Justin, TX 76247

                                 11.2      Morgan Keegan & Company, Inc.
                                           FBO
                                           50 North Front Street
                                           Memphis, TN  38103

ARIZONA                          11.3      Sebastian B. Bosco
                                           Rita C. Bosco
                                           4374 East Walnut Road
                                           Higley, AZ 85236

                                 31.2      Salomon Smith Barney Inc.
                                           333 West 34th Street - 3rd floor
                                           New York, NY  10001

                                 7.4       Steven W. Winter
                                           3741 E. Leland Street
                                           Mesa, AZ 85215

                                 11.3      Calvin D. Hodgeson
                                           Janet A. Hodgeson Co-Trustees
                                           Hodgeson Revocable Living Trust
                                           7125 E. Luana Place
                                           Tucson, AZ 85710

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------
                                   5.0     Pauline Pisano
                                           Antonio Pisano
                                           6994 Montee Lindo
                                           Glendale, AZ 85310

                                   5.3     Southwest Securities Inc. FBO
                                           Stella M. Janovak Revocable Trust
                                           PO Box 509002
                                           Dallas, TX 75250

CALIFORNIA                       14.9      Verne L. Miller
                                           Doris E. Miller
                                           5881 S. Crawford
                                           Reedley, CA 93654

                                 17.4      Salomon Smith Barney Inc.
                                           333 West 34th Street, 3rd Floor
                                           New York, NY 10001

                                 45.4      Virginia F. Fry Trustee
                                           45800 East 10th Street
                                           Lancaster, CA  93535

                                 9.4       Keith Pierson
                                           39152 Guardino Drive, Apt. 108
                                           Fremont, CA  94538

COLORADO                         7.8       J. Albert Torribio
                                           PO Box 3181
                                           Greeley, CO 80634

                                 25.3      Marion Fischet
                                           6690B E Bayaud Avenue
                                           Denver, CO  80224


                                 40.3      Eldon E. Coombs
                                           9577 S Deer Creek Canyon Road
                                           Littleton, CO  80127

                                 15.4      R2H, LLP
                                           3131 E. Alameda Avenue, #602
                                           Denver, CO 80209

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------
CONNECTICUT                      5.2       James J. Giramonti
                                           154 Overhill Avenue
                                           New Britain, CT 06053-3813

                                 10.3      First Union National Bank
                                           c/o Helen C. Loughnan
                                           1525 West Wt Harris Boulevard NC 1151
                                           Charlotte, NC  28262-1151

                                 5.3       Helen Marchower
                                           TOD / Joyce Parker, Heddy Cropper
                                           Starr, Beattie Loewy
                                           PO Box 3351
                                           Route 5
                                           Enfield, CT  06083

                                 5.2       Fred Savage, Trustee
                                           Einar Albin Lundberg Revocable Trust
                                           39 Lynne Terrace
                                           Shelton, CT 06484

FLORIDA                          5.4       Constance H. Brown Trustee
                                           Constance H. Brown Rev Liv Trust
                                           4527 Sanderling Circle West
                                           Boynton Beach, FL 33436

                                 5.0       Lamaris S. Hill,Trustee
                                           Lamaris S. Hill Family Trust
                                           1946 Palo Alto Avenue
                                           Lady Lake, FL 32159

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 24.0      Roberts Sprintz Henry Trustee
                                           Roberta Sprintz Trust

                                           U/A DTD
                                           7760 SW 132 Street
                                           Miami, IL  33156

                                 15.2      Julia F. Meyers
                                           TOD Brian C Alexander, Jane A. Higley
                                           7930 Ascot Place
                                           Vero Beach, FL 32966-5117

GEORGIA                          6.8       Allen Vegotsky
                                           Dorothy R. Vegotsky
                                           2215 Greencrest Drive
                                           Atlanta, GA 30345

                                 38.8      Salomon Smith Barney Inc.
                                           333 West 34th Street- 3rd Floor
                                           New York, NY 10001

                                 10.1      Betty S. Cabaniss
                                           1001 Clifton Road NE
                                           Atlanta, GA 30307-1227

                                 11.6      Carol A. Blackwell
                                           2136 Bayford Court, SW
                                           Marietta, GA 30064

                                 6.2       Emma G. Burroughs
                                           3631 Nassau Drive
                                           Augusta, GA 30909

                                 12.2      George V. Blake
                                           Agatha A. Blake
                                           2697 Rolling View Drive
                                           Smyrna, GA 30080-2625

MARYLAND                         5.3       John J. Banon
                                           Elizabeth M. Bannon
                                           17833 Cliffbourne Lane
                                           Derwood, MD 20855

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------
                                 5.5       June A. Reed
                                           21 Heron Isle Court
                                           Berlin, MD 21811

                                 5.7       Rita D. McCarthy, Trustee
                                           McCarthy Family Trust (B)
                                            507 Coover Road
                                           Annapolis, MD 21401

                                 5.4       First Clearing Corporation
                                           Rosemary Routh
                                           214 Cedar Brook Lane
                                           Sandusky, OH  44870-5433

MASSACHUSETTS                    5.9       Aurora Graca
                                           TOD/Bernard Vega, Beverly Copes
                                           PO Box 29
                                            Wareham, MA 02571

                                 10.4      Paul A. D'Oliveira
                                           2540 Pawtucket Avenue
                                           East Providence, RI 02915

                                 7.9       Luiga Miles
                                           Donald Miles JTWROS
                                           30 Stinson Road
                                           Andover, MA  01810

MICHIGAN                         6.4       Robert Bukowski & Dorothy Bukowski
                                           Mary Bukowski & Michael Bukowski,
                                           Trustees
                                           The Bukowski Trust
                                            19139 Greenwald
                                           Southfield, MI 48075

                                 7.3       George Shamie, Trustee
                                           George Shamie Trust
                                           640 Hampton Road
                                           Grosse Pointe, MI 48236

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 7.4       Albert E. Niemann
                                           Beverly L. Niemann
                                           15212 Huron River Drive
                                           Romulus, MI 48174-3623

                                 6.8       Thomas W. Stone
                                           Paul T. Stone
                                           2808 N. Chipman Street
                                           Owosso, MI 48867

                                 5.7       Mary Lanza
                                           Frances Goers
                                           Norma J. Goers
                                           54500 Grand River
                                           New Hudson, MI 48165

                                 6.4       Blanche Paula Ebenhoeh
                                           111 Windwood PTE
                                           St. Clair Shores, MI 48080

MINNESOTA                        10.1      Debra M. Curran C/F
                                           Joseph D. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

                                 10.6      Catherine Marien
                                           1079 Colette Place
                                           Saint Paul MN 55116

                                 10.1      Debra M. Curran C/F
                                           Benjamin T. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

                                 46.0      Myrtle Eveland
                                           TOD/Joseph Eveland, Jessica Gurr
                                           Brian Gurr
                                           131 Monroe Street #222
                                           Anoka, MN 55303

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 11.1      Debra M. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

MISSOURI                         5.0       Eva Jo Donnelly
                                           Trustee

                                           Eva Joe Donnelley Revocable Trust
                                           2700 Eagle Ridge Road
                                           Jefferson City, MO  65109-8869

                                 25.1      Mildred Lilton Revocable Trust
                                           Michael Lilton Trustee
                                           P.O. Box 695
                                           Chillicothe, MO 64601

                                 48.9      Salomon Smith Barney
                                           333 West 34th Street
                                           New York, NY 10001

                                 5.2       U.S. Clearing Corporation
                                           FBO

                                           26 Broadway
                                           New York, NY 10004-1798

NEW JERSEY                       6.6       Merrill William Yeager
                                           1411 Thomas Street
                                           Point Pleasant, NJ 08742-3959

                                 6.7       John J. Gabriel
                                           Verna E. Gabriel TTWROS
                                           216 Carlton Avenue
                                           Westmont, NJ 08108

                                 6.9       Frederick Ecker & Claire L. Ecker
                                           10 West 24th Street
                                           Barnegat Light, NJ 08006-9999
NEW YORK                         9.3       Paine Webber for the Benefit of
                                           V. Dorothy Timpone
                                           740 West Fingerboard Road
                                           Staten Island, NY 10305

FUND                         % OF SHARES   SHAREHOLDER
---                          -----------   -----------

NORTH CAROLINA                   20.6      Irma Eisenbud
                                           340 Carolina Meadows Villa
                                           Chapel Hill, NC 27514-9130

                                 7.1       Morgan Keegan & Company Inc.
                                           FBO Audie Buckner & Iris Shuke
                                           JTWROS

                                           159 Pine Forest Drive
                                           Silver City, NC 27344

                                 6.4       First Clearing Corporation
                                            Margie H. Sain

                                           7001 W. Sugar Creek Road
                                           Charlotte, NC  28269-8981

                                 7.1       Martha Sachs
                                           48 North Rugby Road
                                           Hendersonville, NC 28791

                                 5.5       Pauline T. Ellis, Trustee
                                           Pauline T. Ellis Trust
                                           113 Column Circle
                                           Shelby, NC 28150

                                 8.5       Armonia H. Taylor-Wright
                                           1131 Apt. O. Wisperwood Court
                                           Greensboro, NC 27407

                                 6.4       Marjorie Taub
                                           TOD/Andrew J. Mazzella, Kathleen
                                           Douglas, Cindy McIsaac
                                           3802 Providence Court
                                           Wilmington, NC 28412

                                 10.6      Francis J. Sincox
                                           4500 Binwhe Lane
                                           Gastonia, NC 28052

OHIO                             5.6       Johnny R. Thomas C/F
                                           Kerri  Jo Thomas
                                           36363 Harper Road
                                           Malaga, OH 43757

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 7.0       First Clearing Corporation
                                            Rosemary Routh

                                           214 Cedar Brook Lane
                                           Sandusky, OH  44870-5433

                                 13.9      Joseph A. Plata, Trustee
                                           Plata Family Trust

                                            4323 Bruening Drive
                                           Parma, OH  44134

                                 29.3      Gary Wilmoth
                                           3028 N. Summit Street
                                           Toledo, OH 43611

                                 12.8      Johnny R. Thomas C/F
                                           Adrienne Thomas
                                           36363 Harper Road
                                           Malaga, OH 43757

                                 9.2       Linda Will
                                           11315 Sharrat Road
                                           North Lime, OH  44452

OREGON                           5.1       Donald L. Phillips Sr.
                                           Karen A. Phillips
                                           18729 S. Lyons
                                           Oregon City, OR 97045-9623

                                 8.1       Larry S. Penkava
                                           Dorothy E. Penkava
                                           2896 Twin Oak Place NW
                                           Salem, OR 97304

                                 9.0       Ned W. Wagner/Shirley J. Wagner,
                                           Trustee
                                           Wagner Living Trust
                                            13825 SW 22nd Street
                                           Beaverton, OR 97008

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 9.7       John E. Laney
                                           Helen M. Laney
                                           14315 SW Stallion Drive
                                           Beaverton, OR 97008

                                 10.5      Henry Splonski

                                           Mary Ann Splonski

                                           JTWROS

                                           1645 Church Street
                                           Salem, OR 97303

                                 7.6       Salomon Smith Barney
                                           333 West 34th Street - 3rd Floor
                                           New York, NY  10001

PENNSYLVANIA                     6.5       Angeline Canerllieri
                                           TOD/Ida C. Lepri, Dominek Lepri Jr.
                                           108 Willow Drive
                                           McMurray, PA 19057

                                 6.1       Alfred Buck
                                           3029 Winchester Avenue
                                           Philadelphia, PA  19136-1805

                                 6.5       Leona Gutherman
                                           George A. Gutherman JTWROS
                                           1176 Center Street
                                           Levittown, PA  19057

                                 8.0       Ruth R. Patterson
                                           502 East Roumfort Road
                                           Philadelphia, PA 19119-1034

                                 6.5       Alfreda V. Stryjewsky
                                           85-21 Bustleton Avenue
                                           Philadelphia, PA 19152

                                 6.4       Mary Koch
                                           2100 N. Line Street
                                           Lansdale, PA  19446

VIRGINIA                         6.1       Jose Domingos Vieira
                                           37451 Sailors Court
                                           Greenbackville, VA 23356

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 6.8       Helen H. Biggs
                                           4410 Alta Vista Drive
                                           Fairfax, VA 22030-5382

                                 10.3      John W. Bunting III, Trustee
                                           The John W. Bunting III Revocable
                                           Trust
                                           328 Bunting Point Road
                                           Yorktown, VA 23693

                                 7.2       Lula C. Olds
                                           220 Kirkwood Drive
                                           Danville, VA 24541

                                 12.6      Bessie Mathew
                                           TOD/Sandra Watkins
                                           Gwendolyn Anderson
                                           4709 Helensburg
                                           Chesapeake, VA  23321

                                 6.8       William Joseph Howard
                                           Frances Howard JTWROS
                                           Newport News, VA 23601

      25% SHAREHOLDERS. As of April 3, 2001 the following owned of record or beneficially 25% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                        % OF SHARES   SHAREHOLDER
----                        -----------   -----------

GEORGIA                     29.3          Edward G. Johnson
                                          Patricia A. Johnson
                                          1510 Braiden Road
                                          Dalton, GA 30720

      As of April 3, 2001 the following owned of record or beneficially 25% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                        % OF SHARES   SHAREHOLDER
----                        -----------   -----------

FIRST INVESTORS TAX EXEMPT      96.0      Eola Crumley
MONEY MARKET FUND, INC.                   Robert O. Crumley
                                          10503 Kirkdale
                                          Houston, TX 77089

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                65.7      Venita R. Atkins
                                          12004 Clear Creek Drive
                                          Fort Washington, MD 20744

                                34.2      First Investors Management Company
                                          Inc.
                                          581 Main Street
                                          Woodbridge, NJ  07095
                                          Attention:  William M. Lipkus

FIRST INVESTORS INSURED         32.4      Mary Kertz
TAX EXEMPT FUND II                        34 Reeds Road
                                          Beaufort, SC  29902

                                31.6      Janice H. Mast
                                          14540 Dade Pine Avenue
                                          Miami Lakes, FL  33014

ARIZONA                         31.2      Salomon Smith Barney Inc.
                                          333 West 34th Street, 3rd Floor
                                          New York, NY  10001

CALIFORNIA                      45.4      Virginia F. Fry, Trustee
                                          FBO The Virginia F. Fry Trust
                                          45800 East 10th Street, Space 1
                                          Lancaster, CA 93535

COLORADO                        25.3      Marion Fischel
                                          6690B E. Bayaud Avenue
                                          Denver, CO 80224

                                40.3      Elden E. Coombs
                                          9577 S. Deer Creek Canyon Road
                                          Littleton, CO 80127

GEORGIA                         38.8      Salomon Smith Barney
                                          333 West 34th Street - 3rd Floor
                                          New York, NY 10001

MINNESOTA                       46.0      Myrtle Eveland
                                          316 Polk Street #2
                                          Anoka, MN 55303

MISSOURI                        70.5      Salomon Smith Barney, Inc.
                                          333 West 34th Street, 3rd Floor
                                          New York, NY 10001

                                 48.9      Salomon Smith Barney, Inc.
                                           333 West 34th Street - 3rd Floor
                                           New York, NY 10001

OHIO                             29.3      Gary Wilmoth
                                           3028 N. Summit Street
                                           Toledo, OH  43611

PENNSYLVANIA                     33.9      John J. Madden
                                           Barbara A. Madden
                                           94 Spangenburg Avenue
                                           East Stroudsburg, PA 18301


      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors or Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited form purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds.

      SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of Series Fund, Executive Investors Trust and Multi-State Insured Tax Free Fund, each Massachusetts business trusts, may, under certain circumstances, be held personally liable for the obligations of the Funds. The Declarations of Trust of each Fund, however, contain express disclaimers of shareholder liability for acts or obligations of the Funds and require that notice of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by either of the Funds or its Trustees. The Declarations of Trust provides for indemnification out of the property of each Fund of any shareholder held personally liable for the obligations of the Fund. The Declarations of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which either Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declarations of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a

Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Each Fund may have an obligation to indemnify its Trustees and officers with respect to litigation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S
-----------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S
-----------------

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S
-----------------

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading   market    positions   in    well-established
            industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00

                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS


                             AS OF DECEMBER 31, 2000

First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000.

First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000.

First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000.

First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000.

First Investors Tax-Exempt Money Market Fund, Inc. (2-82572) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000.

                       First Investors Shareholder Manual

                                 A Guide to Your
                                 First Investors
                               Mutual Fund Account

                             As of January 26, 2001

Introduction
First Investors offers a wide variety of mutual funds to meet your financial needs ("First Investors Funds" or "FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can process transactions directly with us.

In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

Table of Contents

When We Are Open for Business                                           1

How to Contact Us                                                       1

How to Open an Account
      Non-Retirement Accounts                                           1
      Retirement Accounts                                               1
      Telephone Privileges                                              2
      Minimum Initial Investment Requirements                           2
      Additional Investments                                            2

How To Pay For Purchases
      Check                                                             3
      Money Line                                                        3
      Automatic Payroll Investment                                      3
      Federal Funds Wire Transfers                                      4
      Distribution Cross-Investment                                     4
      Systematic Withdrawal Plan Payment Investments                    4

How To Choose Between Share Classes
      Class A Shares                                                    5
      Class B Shares                                                    7

How to Sell Shares
      Written Redemptions                                               8
      Telephone Redemptions                                             8
      Electronic Funds  Transfer Redemptions                            9
      Systematic Withdrawal Plans                                       9
      Expedited Wire Redemptions                                        10
      Reinstatement Privilege                                           10

How to Exchange Shares
      Exchange Conditions                                               11
      Telephone Exchanges                                               12
      Written Exchanges                                                 12

How Fund Shares are Priced                                              13

How Transactions Are Processed
      Purchases                                                         13
      Redemptions                                                       14
      Exchanges                                                         14
      Orders Placed Via First Investors Registered Representatives      14
      Orders Placed Via Dealers                                         14
      Special Rules for Money Market Funds                              14

Other Policies
      Right to Reject Purchase or Exchange Orders                       15
      When Signature Guarantees Are Required                            15
      Share Certificates                                                16
      Money Market Fund Draft Checks                                    16
      Transferring Ownership of Shares                                  16
      Householding of Disclosure Documents                              17
      Returned Mail                                                     17

Account Statements & Other Shareholder
Communications
Transaction Confirmation Statements                                     18
Master Account Statements                                               18
Annual and Semi-Annual Reports                                          18
The Outlook                                                             18

Dividend and Distributions                                              19

Tax Forms                                                               20

How to Communicate With Us
      Our Shareholder Services Department                               21
      E-Mail                                                            21
      Web Access                                                        22

When We Are Open For Business

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading. We refer to these days as "Trading Days". In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

How to Contact Us
While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:
1: Write us at:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

2: Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or

3: Visit us at any time on-line at www.firstinvestors.com


How to Open an Account
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative.

NON-RETIREMENT ACCOUNTS
We offer a variety of "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

Individual Accounts.  These accounts may be opened by any adult individual.

Joint Accounts. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process telephone transactions independently.

Gifts and Transfers to Minors Accounts. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

Corporate/Partnership/Trust Accounts. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.

Transfer on Death (TOD) Accounts. TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary in the event of the death of the sole owner on an individually owned account or the death of all account owners in the case of a joint tenancy with rights of survivorship. To establish a TOD account, you must also complete a First
Investors TOD Registration Request Form. First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:

      allows you to designate more than one TOD beneficiary;

      does not print the beneficiaries' names on dividend and liquidation checks; and

      confirms TOD beneficiaries on quarterly statements.

Conservatorships/Guardianships/Estate Accounts. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing the conservator/guardian.

Retirement Accounts

We offer the following types of retirement plans for individuals and employers:

Individual Retirement Accounts including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAs for employers.

SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

Money Purchase Pension & Profit Sharing plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE IRA. Although there is an annual $10.00 custodian fee for an IRA account, the funds are currently paying these fees. This policy may be changed at any time on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE IRA.

TELEPHONE PRIVILEGES
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Telephone privileges are not permitted on First Investors retirement, guardianship, and conservatorship accounts. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions. For a description of the types of exchanges and redemptions that may be made using Telephone Privileges, see "How to Sell Shares-Telephone Redemptions" and "How to Exchange Shares-Telephone Exchanges".

For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:
  -Account number.
  -Address.
  -Social security number.
  -Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.
We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.

MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 or a spousal IRA with as little as $200. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198


How To Pay For Purchases
We accept the following forms of payment in U.S. funds:
-Checks drawn on US banks payable to First Investors Corporation.
-Money Line and Automatic Payroll Investment electronic funds transfers. -Federal Funds wire transfers.
We do not accept:
-Third Party Checks.
-Traveler's Checks.
-Checks drawn on non-US banks.
-Money Orders.
-Cash.
-Post Dated Checks.


Check
If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

Money Line
With our Money Line program, you can invest in a FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Trading Date. The proceeds must be available in your bank account two business days prior to the investment date.

How To Apply for Money Line:
1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. Please allow at least 10 business days for initial processing.
2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.
3:  Submit the paperwork to your registered representative or send it to:
  Administrative Data Management Corp.
  581 Main Street
  Woodbridge, NJ 07095-1198.


How To Change a Money Line:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

Telephone Changes:
Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:

-Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.
-Decrease the payment.
-Discontinue the service.

Written Changes:
Send a signature guaranteed written request to Administrative Data Management Corp. to:
-Increase your total Money Line payment by $1,000 or more.
-Increase your total Money Line payment by $1,000 or less if bank account owners and mutual fund owners are not identical.
-Change from one bank to another or change your bank account number. (This change also requires a new Money Line application, voided check or account statement and 10 days notice).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

Automatic Payroll Investment
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program. Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1: Complete an API Application.
2: Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4: Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

Federal Funds Wire Transfers
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing First Investors money market Fund account. Federal Fund wire transfer proceeds are not subject to a holding period. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Class A money market fund account, instruct your bank to wire your investment, as applicable, to:

Cash Management Fund
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To:  Your Name
Your First Investors Account #

Cross-Reinvestment of Dividends and Distributions
You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Trading Day after the record date of the distribution.
-You must invest at least $50 a month or $600 a year into a new fund account.
-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

Cross-Reinvestment of Systematic Withdrawal Plan Payments
You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge.
-A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares.
-You must invest at least $50 a month or $600 a year and into a new fund account.
-You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic withdrawal plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

How To Choose Between Share Classes
All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market fund accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge percentage declines with larger investments.

Class  A  Sales  Charges
                        As a % of             As a % of Your
Your Investment         Offering Price        Investment
up to  $24,999          6.25%                 6.67%
$25,000 - $49,999       5.75%                 6.10%
$50,000 - $99,999       5.50%                 5.82%
$100,000 - $249,999     4.50%                 4.71%
$250,000 - $499,999     3.50%                 3.63%
$500,000 - $999,999     2.50%                 2.56%
$1,000,000 or more      0%*                     0%*
* If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

Class A Shares May be Purchased Without a Sales Charge:
1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age
21).
2: By a former FI associate or his/her  spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.
3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).
4: When Class A share fund distributions are reinvested in Class A shares.
5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).
6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.
7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.
8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.
9: When a group qualified plan (401(k), money purchase pension, profit sharing and 403(b) that is subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.
11: By a participant directed group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.
12: In amounts of $1 million or more.
13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.
For items 9 through 13 above: A CDSC of 1.00% will be deducted if shares are redeemed within 2 years of purchase.

Sales Charges on Class A Shares may be reduced for:
1: A participant directed group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.
2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%.
Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

Cumulative Purchase Privilege:
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.
-Conservator accounts are linked to the social security number of the ward, not the conservator.
-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").
-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).
-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.
-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

Letter of Intent:
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing  under an LOI, you  acknowledge  and agree to the following:
-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.
-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.
-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Class  B  Sales  Charges
Year of Redemption         CDSC as a Percentage of Purchase or NAV at Redemption
Within the 1st or 2nd year                      4%
Within the 3rd or 4th year                      3%
In the 5th year                                 2%
In the 6th year                                 1%


Sales Charge Reductions on Class B Shares:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.
Second-Class B shares held more than six years which are not subject to a CDSC. Third-Class B shares held longest which will result in the lowest CDSC.
For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

Sales Charge Waivers on Class B Shares:
The CDSC on Class B shares does not apply to:
1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.
2: Redemptions made within one year of the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3:  Distributions from employee benefit plans due to plan termination.
4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.
5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.
6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.
7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.
8: Tax-free returns of excess contributions from employee benefit plans.
9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).
10: Redemptions by the Fund when the account falls below the minimum.
11:  Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

How to Sell Shares
You can sell your shares on any Trading Day. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Certain retirement accounts require additional documentation and specific distribution forms. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:
1: The name of the fund;
2: Your account  number;
3: The dollar amount, number of shares or percentage of the account you want to redeem;
4: Share certificates (if they were issued to you);
5: Original signatures of all owners exactly as your account is registered; and 6: Signature guarantees, if required (see Signature Guarantee Policy).

Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Trading Day it receives such information.

Telephone Redemptions
You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, on any Trading Day provided:
-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share  certificates  (issued  shares);
-The redemption is made payable to the registered owner(s) or electronically transferred to a pre-designated bank;
-The redemption check is mailed to your address of record, which has not changed within the last 60 days, or a predesignated bank account;
-The redemption amount is $50,000 or less; and -The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000.

Telephone redemption orders received between 4:00-5:00 p.m. ET will be processed on the following Trading Day.

Electronic Funds Transfer REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;
2: Must be at least $500;
3: Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.

Systematic Withdrawal Plans
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account while systematic withdrawals are being made (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 70 1/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

Expedited Wire Redemptions (Class A Money Market Funds Only)
Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market fund account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a Trading Day. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following Trading Day.
-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.
-Wires must be directed to your predesignated bank account.

Reinstatement Privilege
If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

Automated purchases may not be used to buy shares under the reinstatement privilege. To take advantage of this privilege, Class B share reinstatement purchases must be $1,000 or more.

Please notify us if you qualify for this privilege.

How to Exchange Shares
Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.
1: You may only exchange shares within the same class.
2: Exchanges can only be made into identically owned accounts.
3: Exchanges into a new fund account must meet the new fund's minimum initial investment.
4: The fund you are exchanging into must be eligible for sale in your state.
5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
6: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares that are entitled to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.
7: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (i.e., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).
8: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.
9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.
10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.
11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

                  Exchange          Exchange            Exchange a
                  All Shares to     All Shares to       Portion of
                  ONE Fund          MULTIPLE            Shares to ONE or
                                    Funds               MULTIPLE Funds
Money Line        ML moves to       ML stays with       ML stays with

(ML)              Receiving Fund    Original Fund       Original Fund
Automatic Payroll API moves to      API Stays with      API stays with
Investment (API)  Receiving Fund    Original Fund       Original Fund

Systematic        SWP moves to      SWP                 SWP stays
Withdrawals       Receiving Fund    Canceled            with Original Fund
(SWP)

TELEPHONE EXCHANGES

You can exchange by phone shares of any non-retirement account with the exception of shares held in guardianship and conservatorship accounts.

You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone          Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1 (800) 342-6221  Orders received after the close of the NYSE, usually
                  4:00 p.m., ET, are processed the following Trading Day.
                  1.     You must have telephone privileges.
                         (see Telephone Transactions)
                  2.     Certificate shares cannot be exchanged by phone.
                  3.     For trusts, estates,  attorneys-in-fact,  corporations,
                         partnerships, and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents to are necessary.

WRITTEN Exchanges
Written instructions are acceptable for any exchange.
By Mail to:
ADM
581 Main Street
Woodbridge, NJ 07095-1198
                  1.    Send us written instructions signed by all account
                        owners exactly as the account is registered.
                  2     Include the name and  account number of your fund.
                  3.    Indicate either the dollar amount, number of shares or
                        percent of the source account you want to exchange.
                  4.    Specify the existing account number or the name of the
                        new Fund you want to exchange into.
                  5.    Include any outstanding  share  certificates  for shares
                        you want to exchange. A signature guarantee is required.
                  6.    For trusts,  estates,  attorneys-in-fact,  corporations,
                        partnerships, and other entities, additional documents may be required if not already on file. Call Shareholder
                        Services at 1 (800) 423-4026.

How Fund Shares are Priced
Each FI Fund prices its shares each Trading Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable CDSC.

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions.

How Transactions Are Processed
Purchases
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application.
Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three Trading Days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:
-Money Line purchases are processed on the date you select on your application (or the business day following a weekend or holiday).
-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

Redemptions
If your redemption order is received in our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Exchanges
Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

Orders Placed Via First Investors Registered Representatives
All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

Orders Placed Via Dealers
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a Federal Funds wire transfer for a purchase prior to 12:00 p.m., ET, and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) your purchase will occur on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, your purchase will not occur until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Trading Day.

Other Policies
Right to Reject Purchase OR Exchange Orders

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

WHEN Signature Guarantees are required
Signature guarantees are required:
1:  For redemptions over $50,000.
2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).
3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf. 4:
For redemptions to the address of record when the address of record has changed within 60 days of the request.
5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.
6:  When shares are transferred to a new registration.
7:  When certificated (issued) shares are redeemed or exchanged.
8:  To establish any EFT service.
9: For requests to change the address of record to a P.O. box or a "c/o" street address.
10: If multiple account owners of one account give inconsistent instructions. 11: When a transaction requires additional legal documentation.
12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.
13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.
14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market fund shares, or any shares in retirement accounts.

If a certificate is issued and it is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Money Market Fund Draft Checks
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.

TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund. To transfer shares, submit a letter of instruction including:
-Your account number.
-Dollar amount,  percentage,  or number of shares to be  transferred.
-Existing account number receiving the shares (if any).
-The name(s), registration, and taxpayer identification number of the customer receiving the shares.
-The signature of each account owner requesting the transfer with signature guarantee(s).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1-800-423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

Returned Mail
If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to  turning  over  assets  to your  state,  the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

Account Statements & Other Shareholder
Communications
Transaction Confirmation Statements

You will receive a confirmation statement immediately after most transactions. These include:
-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.

A separate confirmation statement is generated for each fund account you own. It provides:
-Your fund account number.
-The date of the transaction.
-A description of the transaction (purchase,  redemption,  etc.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.
-The total share balance in the account.
-The  number of shares  held in escrow  to  satisfy a letter of  intention.
The  confirmation  statement also may provide a perforated  Investment Stub with
your  preprinted  name,  registration,   and  fund  account  number  for  future
investments.

Money Line Investments, Automatic Payroll Investments and dividends and capital gain reinvestments purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

Master Account Statements
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.
The Master Account Statement provides the following information for each First Investors fund you own:
-fund name.
-fund's current market value.
-total distributions paid year-to-date.
-total number of shares owned.

Annual and Semi-Annual Reports
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.

THE OUTLOOK
Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The Outlook's straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.

Dividends and Distributions
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

Dividend Payment Schedule

Monthly:                             Quarterly:                Annually (if any):

Cash Management Fund                 Blue Chip Fund            All-Cap Growth Fund
Fund For Income                      Growth & Income Fund      Focused Equity Fund
Government Fund                      Total Return Fund         Global Fund
Insured Intermediate Tax Exempt      Utilities Income Fund     Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                        Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


Tax Forms

Tax Form                                 Description                                    Mailed By

1099-DIV      Consolidated  report lists all taxable  dividend and capital gains        January 31
              distributions for all of the shareholder's accounts. Also includes foreign  taxes paid and any  federal  income tax  withheld  due to backup withholding.

1099-B        Lists   proceeds  from  all   redemptions   including   systematic        January 31
              withdrawals and exchanges. A separate form is issued for each fund account.  Includes  amount of federal  income tax  withheld due to backup withholding.

1099-R        Lists taxable  distributions from a retirement account. A separate        January 31
              form is issued for each fund account.  Includes federal income tax withheld due to IRS withholding requirements.

5498          Provided   to   shareholders   who  made  an  annual  IRA  May  31        May 31
              contribution  or rollover  purchase.  Also  provides the account's fair  market  value as of the last  business  day of the  previous year. A separate form is issued for each fund account.

1042-S        Provided to non-resident  alien  shareholders to report the amount        March 15
              March 15 of fund  dividends  paid and the amount of federal  taxes withheld. A separate form is issued for each fund account.

Cost Basis    Uses the "average  cost-single  category"  method to show the cost        January 31
Statement     basis of any shares sold or exchanged.  Information is provided to assist  shareholders  in  calculating  capital gains or losses.  A separate statement,  included with Form 1099-B, is issued for each fund account.  This  statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings   Consolidated  report  lists all  amounts  not  subject to federal,        January 31
Report for    state and local  income  tax for all the  shareholder's  accounts.
Non-Taxable   Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings   Provides  the  percentage  of income paid by each fund that may be        January 31
Summary       exempt from state income tax.

How to Communicate With Us

Our Shareholder Services Department
1 (800) 423-4026

Call our toll-free Shareholder Service line Monday through Friday, 9:00 a.m. to 6:00 p.m., EST, for account information or procedural assistance.

Call us to update or correct your:

      address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
      Birth date (important for retirement distributions).
      Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

Call us to request:

      Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

      A stop payment on a dividend, redemption or money market draft check.

      Suspension (up to six months) or cancellation of Money Line.

      A duplicate copy of a statement , cancelled check or tax form.

      Cancelled Check Fee:   -$10 fee for each copy of a cancelled dividend,
                              liquidation, or investment check.
                             -There is a $15 fee for a copy of a cancelled money
                              market draft check.

      Duplicate Tax Form Fees:
                  Current Year      Free
                  Prior Year(s)     $7.50 per tax form per year.

                  Cancellation of cross-reinvestment of dividends and capital gains.

      A history of your account (the fee can be debited from your non-retirement account).

      Fees: 1974 - 1982*      $10 per year fee
            1983 - present    $5 total fee for all years
            Current & Two Prior Years              Free

            *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:

      Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.

      Change the allocation of your Money Line or Automatic Payroll Investment payment.

      Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

      Request a share certificate to be mailed to your address of record (non-retirement accounts only).

      Request  money market fund draft checks  (non-retirement  accounts  only).
      Additional   written   documentation   may   be   required   for   certain
      registrations.

      Reactivate your Money Line (provided an application and voided check is on file).

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:
      Literature on our funds and services;
      Prospectus, annual report, and Statements of Additional Information requests;
      Check copy requests;
      Duplicate statement requests;
      Procedural inquiries;
      Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS
You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:
      Review your current account balance;
      View recent  transactions,  such as deposits and  redemptions;
      Check fund prices;
      Verify that money  market  checks  have  cleared;
      Download fund prospectuses and the current Shareholders  Manual;
      Acquaint yourself with our range of  client  services;
      Explore  career  opportunities;
      Download educational articles on a variety of investment-related issues; Review fund descriptions and top 10 portfolio holdings;
      Review fund performance and portfolio management.

To begin enjoying these benefits:
      Visit our Web site at www.firstinvestors.com;
      From the home page, select Your Account;
      Click on Request Password;
      Enter your "Master Account Number" or "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit;

      Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts;

      After receiving your User Name and Password, visit our Web site and select the Your Account section. Then click on the Your Account button;

      Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place;

      Now, feel free to access your accounts at any time!

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Principal Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005
1-212-858-8000

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095
1-800-423-4026





SHARMAN  REV 01/26/01

                            PART C. OTHER INFORMATION

Item 23.     EXHIBITS

      (a)(i)      Articles of Restatement(1)

      (a)(ii)     Articles Supplementary(1)

      (b)         Amended and Restated By-laws(2)

      (c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation previously filed as
                  Exhibit 99.B1.2 to Registrant's Registration Statement and (c)
                  Article II of Registrant's Amended and Restated By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

      (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

      (e) Underwriting Agreement between Registrant and First Investors Corporation(1)

      (f)         Bonus, profit sharing or pension plans - none

      (g)(i)      Custodian   Agreement  between  Registrant  and  Irving  Trust
                  Company(1)

      (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

      (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(3)

      (h)(ii)     Amended Schedule A to Transfer Agent Agreement(4)

      (i)(i)      Opinion and Consent of Counsel - filed herewith

      (i)(ii)     Consent of New York Counsel - filed herewith

      (j)(i)      Consent of Independent Accountants - filed herewith

      (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Srygley, Rubinstein, Sullivan and Wentworth(1)

      (j)(iii)    Power of Attorney for Mr. Grohol - filed herewith

      (j)(iv)     Power of Attorney for Mr. Lavoie - filed herewith

      (k)         Financial statements omitted from prospectus - none

      (l)         Initial capital agreements - none

      (m)(i)      Amended and Restated Class A Distribution Plan(1)

      (m)(ii)     Class B Distribution Plan(1)

      (n)         Plan pursuant to Rule 18f-3(1)

      (o)         Reserved

      (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

--------------
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 2-86489), filed on April 25, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-86489), filed on April 29, 1998.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 2-86489), filed on April 28, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.


Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT
             --------------------------------------------------------------

             There are no persons controlled by or under common control with the Registrant.

Item 25.     INDEMNIFICATION
             ---------------

               ARTICLE X,  SECTION 1 OF THE  BY-LAWS OF  REGISTRANT  PROVIDES AS
FOLLOWS:

               Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

               NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

               7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

               NUMBER 12 OF THE REGISTRANT'S  UNDERWRITING AGREEMENT PROVIDES AS
FOLLOWS:

               12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

               ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

               1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

               NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

               5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

               6.    INDEMNIFICATION.

               A) The Fund shall  indemnify  and hold ADM  harmless  against any
            Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

               B) The Transfer Agent shall not pay or settle any claim,  demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the

            Transfer  Agent,   at  the  Fund's  expense,   consistent  with  the
            limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

               REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL  CORPORATION LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

               The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
             ----------------------------------------------------

             First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.

Item 27.     PRINCIPAL UNDERWRITERS

      (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

              Executive Investors Trust
              First Investors Cash Management Fund, Inc.
              First Investors Fund For Income, Inc.
              First Investors Global Fund, Inc.

              First Investors Government Fund, Inc.
              First Investors High Yield Fund, Inc.
              First Investors Insured Tax Exempt Fund, Inc.
              First Investors Multi-State Insured Tax Free Fund
              First Investors Series Fund
              First Investors Series Fund II, Inc.
              First Investors Tax-Exempt Money Market Fund, Inc.
              First Investors U.S. Government Plus Fund
              First Investors Life Variable Annuity Fund A
              First Investors Life Variable Annuity Fund C
              First Investors Life Variable Annuity Fund D
              First  Investors  Life  Level  Premium  Variable  Life  Insurance
               (Separate Account B)

      (b)      The  following  persons are the  officers  and  directors  of the
Underwriter:

                                   Position and                        Position and
Name and Principal                 Office with First                   Office with
Business Address                   Investors Corporation               Registrant
------------------                 ---------------------               -------------

Glenn O. Head*                     Chairman of the Board               President
                                   and Director                        and Director

Kathryn S. Head**                  Vice President                      Director
                                   and Director

Lawrence A. Fauci*                 Director                            None

Jeremiah J. Lyons***               Director                            None

John T. Sullivan*                  Director                            Chairman of the
                                                                       Board and Director

Jane W. Kruzan****                 Director                            None

Marvin M. Hecker*                  President                           None

Larry R. Lavoie*                   Secretary and                       Director
                                   General Counsel

Frederick Miller**                 Senior Vice President               None

Robert Flanagan*                   Senior Vice President               None

William M. Lipkus**                Chief Financial Officer             None
                                   and Treasurer



Anne Condon**                      Vice President                      None

Elizabeth Reilly**                 Vice President                      None

Matthew Smith**                    Vice President                      None

Philip Adriani, Jr.*               Associate Vice President            None

Fred Jacobs*                       Associate Vice President            None

Concetta Durso*                    Assistant Vice President            Vice President and
                                   and Assistant Secretary             Secretary

Randy Pagan  **                    Assistant Vice President            None

Mark Segal**                       Assistant Vice President            None

Carol Lerner Brown*                Assistant Secretary                 None


------------------------
*    This person's  principal  business address is 95 Wall Street,  New York, NY
     10005.
** This person's principal business address is 581 Main Street, Woodbridge, NJ 07095.
*** This person's principal business address is 56 Weston Avenue, Chatham, NJ 07928.
**** This person's principal business address is 232 Adair Street,  Decatur,  GA
     30030.

      (c)    Not applicable

Item 28.     LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

             Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.     MANAGEMENT SERVICES
             -------------------

             Not Applicable.


Item 30.     UNDERTAKINGS
             ------------

             None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment 22 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 16th day of April 2001.

                                            FIRST INVESTORS NEW YORK INSURED TAX
                                            FREE FUND, INC.


                                            By:  /s/ Glenn O. Head
                                            ----------------------
                                            Glenn O. Head
                                            President and Director

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 22 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head                     President and Director                April 16, 2001
----------------------------------
Glenn O. Head

/s/ Joseph I. Benedek                 Treasurer and Principal               April 16, 2001
----------------------------------    Accounting Officer
Joseph I. Benedek

/s/ Robert M. Grohol**                Director                              April 16, 2001
----------------------------------
Robert M. Grohol

/s/ Kathryn S. Head *                 Director                              April 16, 2001
----------------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                   Director                              April 16, 2001
----------------------------------
Larry R. Lavoie

/s/ Rex R. Reed*                      Director                              April 16, 2001
----------------------------------
Rex R. Reed

/s/ Herbert Rubinstein*               Director                              April 16, 2001
----------------------------------
Herbert Rubinstein




/s/ James M. Srygley *                Director                              April 16, 2001
----------------------------------
James M. Srygley

/s/ John T. Sullivan *                Chairman of the Board                 April 16, 2001
----------------------------------    and Director
John T. Sullivan

/s/ Robert F. Wentworth *             Director                              April 16, 2001
----------------------------------
Robert F. Wentworth

* Signatures affixed by Larry R. Lavoie pursuant to powers of attorney dated September 21, 1995 and incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 2-86489), filed on April 25, 1996.

** Signature affixed by Larry R. Lavoie pursuant to power of attorney dated September 21, 2000 and filed herewith.

                                INDEX TO EXHIBITS

Exhibit
Number                      Description
------                      -----------

23(a)(i)          Articles of Restatement(1)

23(a)(ii)         Articles Supplementary(1)

23(b)             Amended and Restated By-laws(2)

23(c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation previously filed as
                  Exhibit 99.B1.2 to Registrant's Registration Statement and (c)
                  Article II of Registrant's Amended and Restated By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

23(d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

23(e)             Underwriting  Agreement between Registrant and First Investors
                  Corporation(1)

23(f)             Bonus, profit sharing or pension plans - none

23(g)(i)          Custodian   Agreement  between  Registrant  and  Irving  Trust
                  Company(1)

23(g)(ii)         Supplement to Custodian  Agreement between  Registrant and The
                  Bank of New York(1)

23(h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(3)

23(h)(ii)         Amended Schedule A to Transfer Agent Agreement(4)

23(i)(i)          Opinion and Consent of Counsel - filed herewith

23(i)(ii)         Consent of New York Counsel - filed herewith

23(j)(i)          Consent of Independent Accountants - filed herewith

23(j)(ii)         Powers  of  Attorney  for Ms.  Head and  Messrs.  Head,  Reed,
                  Srygley, Rubinstein, Sullivan and Wentworth(1)

23(j)(iii)        Power of Attorney for Mr. Grohol - filed herewith

23(j)(iv)         Power of Attorney for Mr. Lavoie - filed herewith

23(k)             Financial statements omitted from prospectus - none

23(l)             Initial capital agreements - none

23(m)(i)          Amended and Restated Class A Distribution Plan(1)

23(m)(ii)         Class B Distribution Plan(1)

23(n)             Plan pursuant to Rule 18f-3(1)

23(o)             Reserved

23(p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

--------------
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 2-86489), filed on April 25, 1996.
(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-86489), filed on April 29, 1998.
(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 2-86489), filed on April 28, 2000.
(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.